CREDIT AGREEMENT

                            Dated as of July 31, 2001

                                      among

                        CALIFORNIA WATER SERVICE COMPANY
                                as the Borrower,

                             BANK OF AMERICA, N.A.,
                   as Administrative Agent, Swing Line Lender
                                       and
                                   L/C Issuer,

                                       and

                         The Other Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC,
                                       as
                    Sole Lead Arranger and Sole Book Manager






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                                TABLE OF CONTENTS

         Section                                                                                               Page
         -------                                                                                               ----

ARTICLE I.            DEFINITIONS AND ACCOUNTING TERMS............................................................1
         1.01         Defined Terms...............................................................................1
         1.02         Other Interpretive Provisions..............................................................14
         1.03         Accounting Terms...........................................................................15
         1.04         Rounding...................................................................................15
         1.05         References to Agreements and Laws..........................................................15

ARTICLE II.           THE COMMITMENTS AND CREDIT EXTENSIONS......................................................16
         2.01         Committed Loans............................................................................16
         2.02         Borrowings, Conversions and Continuations of Committed Loans...............................16
         2.03         Letters of Credit..........................................................................17
         2.04         Swing Line Loans...........................................................................25
         2.05         Prepayments................................................................................28
         2.06         Reduction or Termination of Commitments....................................................28
         2.07         Repayment of Loans.........................................................................29
         2.08         Interest...................................................................................29
         2.09         Fees.......................................................................................29
         2.10         Computation of Interest and Fees...........................................................29
         2.11         Evidence of Debt...........................................................................30
         2.12         Payments Generally.........................................................................30
         2.13         Sharing of Payments........................................................................32

ARTICLE III.          TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................33
         3.01         Taxes......................................................................................33
         3.02         Illegality.................................................................................34
         3.03         Inability to Determine Rates...............................................................34
         3.04         Increased Cost and Reduced Return; Capital Adequacy; Reserves on  Eurodollar Rate
                      Loans......................................................................................35
         3.05         Funding Losses.............................................................................36
         3.06         Matters Applicable to all Requests for Compensation........................................36
         3.07         Survival...................................................................................36

ARTICLE IV.           CONDITIONS PRECEDENT TO CREDIT EXTENSIONS..................................................36
         4.01         Conditions of Initial Credit Extension.....................................................36
         4.02         Conditions to all Credit Extensions and Conversions and Continuations......................38

ARTICLE V.            REPRESENTATIONS AND WARRANTIES.............................................................38
         5.01         Existence, Qualification and Power; Compliance with Laws...................................38
         5.02         Authorization; No Contravention............................................................39
         5.03         Governmental Authorization.................................................................39
         5.04         Binding Effect.............................................................................39
         5.05         Financial Statements; No Material Adverse Effect...........................................39
         5.06         Litigation.................................................................................39
         5.07         No Default.................................................................................40
         5.08         Ownership of Property; Liens...............................................................40
         5.09         Environmental Compliance...................................................................40
         5.10         Insurance..................................................................................40

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         5.11         Taxes......................................................................................40
         5.12         ERISA Compliance...........................................................................41
         5.13         Subsidiaries...............................................................................41
         5.14         Margin Regulations; Investment Company Act; Public Utility Holding Company Act.............41
         5.15         Disclosure.................................................................................42

ARTICLE VI.           AFFIRMATIVE COVENANTS......................................................................42
         6.01         Financial Statements.......................................................................42
         6.02         Certificates; Other Information............................................................42
         6.03         Notices....................................................................................43
         6.04         Payment of Obligations.....................................................................44
         6.05         Preservation of Existence, Etc.............................................................44
         6.06         Maintenance of Properties..................................................................44
         6.07         Maintenance of Insurance...................................................................44
         6.08         Compliance with Laws.......................................................................45
         6.09         Books and Records..........................................................................45
         6.10         Inspection Rights..........................................................................45
         6.11         Compliance with ERISA......................................................................45
         6.12         Use of Proceeds............................................................................45
         6.13         Out Of Debt................................................................................45

ARTICLE VII.          NEGATIVE COVENANTS.........................................................................46
         7.01         Liens......................................................................................46
         7.02         Indebtedness...............................................................................47
         7.03         Fundamental Changes........................................................................47
         7.04         Dispositions...............................................................................48
         7.05         Restricted Payments........................................................................48
         7.06         ERISA......................................................................................49
         7.07         Change in Nature of Business...............................................................49
         7.08         Transactions with Affiliates...............................................................49
         7.09         Burdensome Agreements......................................................................49
         7.10         Use of Proceeds............................................................................49

ARTICLE VIII.         EVENTS OF DEFAULT AND REMEDIES.............................................................50
         8.01         Events of Default..........................................................................50
         8.02         Remedies Upon Event of Default.............................................................52

ARTICLE IX.           ADMINISTRATIVE AGENT.......................................................................52
         9.01         Appointment and Authorization of Administrative Agent......................................52
         9.02         Delegation of Duties.......................................................................53
         9.03         Liability of Administrative Agent..........................................................53
         9.04         Reliance by Administrative Agent...........................................................54
         9.05         Notice of Default..........................................................................54
         9.06         Credit Decision; Disclosure of Information by Administrative Agent.........................54
         9.07         Indemnification of Administrative Agent....................................................55
         9.08         Administrative Agent in its Individual Capacity............................................55
         9.09         Successor Administrative Agent.............................................................56

ARTICLE X.            MISCELLANEOUS..............................................................................56
         10.01        Amendments, Etc............................................................................56
         10.02        Notices and Other Communications; Facsimile Copies.........................................58

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         10.03        No Waiver; Cumulative Remedies.............................................................59
         10.04        Attorney Costs, Expenses and Taxes.........................................................59
         10.05        Indemnification by the Borrower............................................................59
         10.06        Payments Set Aside.........................................................................60
         10.07        Successors and Assigns.....................................................................60
         10.08        Confidentiality............................................................................63
         10.09        Set-off....................................................................................64
         10.10        Interest Rate Limitation...................................................................64
         10.11        Counterparts...............................................................................65
         10.12        Integration................................................................................65
         10.13        Survival of Representations and Warranties.................................................65
         10.14        Severability...............................................................................65
         10.15        Foreign Lenders............................................................................65
         10.16        Governing Law..............................................................................66
         10.17        Waiver of Right to Trial by Jury...........................................................67

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SCHEDULES

         1.01     Existing Letters of Credit
         2.01     Commitments and Pro Rata Shares
         5.06     Litigation
         5.09     Environmental Matters
         5.13     Subsidiaries and Other Equity Investments
         7.01     Existing Liens
         7.02     Existing Indebtedness
         10.02    Eurodollar and Domestic Lending Offices, Addresses for Notices



EXHIBITS
                  Form of

         A        Committed Loan Notice
         B        Swing Line Loan Notice
         C-1      Committed Loan Note
         C-2      Swing Line Note
         D        Compliance Certificate
         E        Assignment and Acceptance
         F        Guaranty

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         This CREDIT  AGREEMENT  ("Agreement"),  dated as of July 31,  2001,  is
among  CALIFORNIA  WATER  SERVICE   COMPANY,   a  California   corporation  (the
"Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer.

         The Borrower has requested that the Lenders provide a revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In  consideration  of  the  mutual  covenants  and  agreements   herein
contained, the parties hereto covenant and agree as follows:

                  ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

         1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         "Affiliate" means, as to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agent-Related Persons" means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitments" has the meaning set forth in the definition of "Commitment."

         "Agreement" means this Credit Agreement.

         "Applicable Rate" means (a) minus 0.50% per annum in the case of Base Rate Loans, (b) plus 1.25% per annum in the case of Eurodollar Rate Loans, and
(c) 1.25% per annum in the case of Letters of Credit.

         "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

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

         "Assignment  and   Acceptance"   means  an  Assignment  and  Acceptance
substantially in the form of Exhibit E.

         "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         "Audited Financial Statements" means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2000, and the related consolidated statements of income and cash flows for such fiscal year of the Borrower.

         "Bank of America" means Bank of America, N.A.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Committed Loan" means a Committed Loan that is a Base Rate Loan.

         "Base Rate Loan"  means a Loan that  bears  interest  based on the Base
Rate.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" has the meaning set forth in the introductory paragraph hereto.

         "Borrower Account" has the meaning set forth in Section 2.12(h).

         "Borrowing" means a Committed Borrowing or a Swing Line Borrowing, as the context may require.

         "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar

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Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the applicable offshore Dollar interbank market.

         "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meaning. The Borrower hereby grants the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a Lien on all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

         "Change of Control" means:

         (1) with respect to the Borrower, that the Borrower shall cease to be a wholly-owned Subsidiary of the Guarantor; and

         (2) with respect to the Guarantor, an event or series of events by which:

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person or its subsidiaries, or any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the equity interests of the Guarantor; or

                  (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Guarantor cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

         "Closing  Date" means the first date all the  conditions  precedent  in
Section 4.01 are satisfied or waived in accordance with Section 4.01 (or, in the case of Section 4.01(b), waived by the Person entitled to receive the applicable payment).

         "Code" means the Internal Revenue Code of 1986.

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         "Commitment"  means,  as to each  Lender,  its  obligation  to (a) make
Committed Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01, as such amount may be reduced or adjusted from time to time in accordance with this Agreement (collectively, the "Aggregate Commitments").

         "Committed Borrowing" means a borrowing consisting of simultaneous Committed Loans of the same Type and having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

         "Committed Loan" has the meaning specified in Section 2.01.

         "Committed Loan Note" means a promissory note made by the Borrower in favor of a Lender evidencing Committed Loans made by such Lender, substantially in the form of Exhibit C-1.

         "Committed  Loan Notice"  means a notice of (a) a Committed  Borrowing,
(b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Committed Loans as the same Type, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit D.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Credit Extension" means each of the following: (a) a Committed Borrowing (b) a borrowing of a Swing Line Loan, and (c) an L/C Credit Extension.

         "CWSG Credit Agreement" means the Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time), among California Water Service Group, a Delaware corporation, CWS Utility Services, a California corporation, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent, swing line lender, and letter of credit issuer thereunder.

         "Debt Rating" means, as of any date of determination, the rating as determined by either S&P or Moody's (collectively, the "Debt Ratings") of the Borrower's non-credit-enhanced, senior unsecured long-term debt.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

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         "Default"  means an Event of Default or any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default  Rate" means an interest  rate equal to (a) the Base Rate plus
(b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable
Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.
         "Disposition" or "Dispose" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Dollar" and "$" means lawful money of the United States of America.

         "Eligible Assignee" has the meaning specified in Section 10.07(h).

         "Environmental Laws" means all Laws relating to environmental, health, safety and land use matters applicable to any property.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and any regulations issued pursuant thereto.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated)  under  common  control  with the  Borrower  within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan:

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

                  (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page 3750 of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Eurodollar Rate Committed Loan" means a Committed Loan that bears interest at a rate based on the Eurodollar Rate.

         "Eurodollar Rate Loan" means a Eurodollar Rate Committed Loan.

         "Event of Default" means any of the events or circumstances specified in Article VIII.

         "Existing Credit Facility" means that certain Business Loan Agreement, dated as of May 3, 1999, between the Borrower and Bank of America, as amended to the date hereof.

         "Existing  Letters of Credit" means the letters of credit  described in
Schedule 1.01.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding

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

Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letter" has the meaning specified in Section 2.09.

         "Foreign Lender" has the meaning specified in Section 10.15.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantor"   means   California   Water  Service   Group,  a  Delaware
corporation.

         "Guaranty" means the Guaranty made by the Guarantor in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit F.

         "Guaranty Obligation" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligees in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligees against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person; provided that the term "Guaranty Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "Indebtedness" means, as to any Person at a particular time, all of the following:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) any direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments;

                  (c) net obligations under any Swap Contract in an amount equal to (i) if such Swap Contract has been closed out, the termination value thereof, or (ii) if such Swap Contract has not been closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Swap Contract;

                  (d) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (e)      capital leases and Synthetic Lease Obligations; and

                  (f) all Guaranty Obligations of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person except for customary exceptions acceptable to the Required Lenders. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.05.

         "Indemnitees" has the meaning set forth in Section 10.05.

         "Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan; provided that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each calendar month and the Maturity Date.

         "Interest Period" means (a) as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or (in the case of any Eurodollar Rate Committed Loan) converted to or continued as a Eurodollar Rate Loan and ending on the date one week or one, two, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the scheduled Maturity Date.

         "IRS" means the United States Internal Revenue Service.

         "JCC" means J.C.C. Homes, a California limited partnership.

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Lender, such Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

         "L/C Issuer" means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

         "L/C Obligations" means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

         "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuer and the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such on Schedule 10.02, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" means any letter of credit issued hereunder and shall include the Existing Letters of Credit.

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is 180 days after the Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Sublimit" means an amount equal to the lesser of the Aggregate Commitments and $10,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable.

         "Loan" means an  extension of credit by a Lender to the Borrower  under
Article II in the form of a Committed Loan or a Swing Line Loan.

         "Loan Documents" means this Agreement, each Note, the Fee Letter, each Request for Credit Extension, each Compliance Certificate, and the Guaranty.

         "Loan Parties" means, collectively, the Borrower and the Guarantor.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Maturity Date" means the earliest of (a) April 30, 2003, (b) the "Maturity Date" as defined in the CWSG Credit Agreement, and (c) such other date upon which the Commitments may be terminated in accordance with the terms hereof.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

         "Notes" means, collectively, the Committed Loan Notes and the Swing Line Note.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the articles of formation and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation, in each case as amended from time to time.

         "Outstanding Amount" means (i) with respect to Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Participant" has the meaning specified in Section 10.07(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "Person"   means  any   individual,   trustee,   corporation,   general
partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture or Governmental Authority.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

         "Pro Rata Share" means, with respect to each Lender, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments set forth opposite the name of such Lender on Schedule 2.01, as such share may be adjusted as contemplated herein.

         "Register" has the meaning set forth in Section 10.07(c).

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Request for Credit Extension" means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

         "Required Lenders" means, as of any date of determination, at least two Lenders whose Voting Percentages aggregate 51% or more.

         "Responsible Officer" means the president, chief financial officer, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or of any option, warrant or other right to acquire any such capital stock.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

         "Swing Line Borrowing" means a borrowing of a Swing Line Loan.

         "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.04(a).

         "Swing Line Note" means a promissory note made by the Borrower in favor of the Swing Line Lender evidencing Swing Line Loans made by such Lender, substantially in the form of Exhibit C-2.

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

         "Swing Line Sublimit" means an amount equal to the lesser of (a) $3,500,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Threshold Amount" means $1,000,000.

         "Type" means with respect to a Committed Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Unreimbursed Amount" has the meaning set forth in Section 2.03(c)(i).

         "Voting Percentage" means, as to any Lender, (a) at any time when the Commitments are in effect, such Lender's Pro Rata Share and (b) at any time after the termination of the Commitments, the percentage (carried out to the ninth decimal place) which (i) the sum of (A) the Outstanding Amount of such Lender's Committed Loans, plus (B) such Lender's Pro Rata Share of the Outstanding Amount of L/C Obligations, plus (C) such Lender's Pro Rata Share of the Outstanding Amount of Swing Line Loans, then constitutes of (ii) the Outstanding Amount of all Loans and L/C Obligations; provided that if any Lender has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder, such Lender's Voting Percentage shall be deemed to be -0-, and the respective Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of "Required Lenders" without regard to such Lender's Commitment or the outstanding amount of its Committed Loans, L/C Advances and funded participations in Swing Line Loans, as the case may be.

         1.02 Other Interpretive Provisions.

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                  (ii) Unless otherwise specified herein, Article, Section, Exhibit and Schedule references are to this Agreement.

                  (iii) The term "including" is by way of example and not limitation.

                  (iv) The term  "documents"  includes any and all  instruments,
         documents,  agreements,   certificates,   notices,  reports,  financial
         statements and other writings, however evidenced.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Section headings herein and the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and
(b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

               ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 Committed Loans.

         Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Committed Loan") to the Borrower from time to time on any Business

Day during the period from the Closing Date to the Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided that after giving effect to any Committed Borrowing, (i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this
Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         2.02 Borrowings, Conversions and Continuations of Committed Loans.

         (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Committed Loans as the same Type shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 9:00 a.m., California, (i) three Business Days prior to the requested date of any Committed Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Committed Borrowing of Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Committed Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice
(whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Committed Loans as the same Type, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made or continued as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of its Pro Rata Share of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative

Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 10:00 a.m., California time, on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Borrower; provided that if, on the date of the Committed Borrowing there are Swing Line Loans and/or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Committed Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be converted immediately to Base Rate Loans.

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Eurodollar Rate Committed Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. The Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than five Interest Periods in effect with respect to Committed Loans.

         2.03 Letters of Credit.

         (a)      The Letter of Credit Commitment.

                  (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Outstanding Amount of all L/C Obligations and all Loans would exceed the Aggregate Commitments, (y) the aggregate
         Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans would exceed such Lender's Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

                           (B) subject to Section 2.03(b)(iii),  the expiry date
                  of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

                           (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date;

                           (D) the  issuance  of such  Letter  of  Credit  would
                  violate one or more policies of the L/C Issuer;

                           (E) such Letter of Credit is not a standby  letter of
                  credit; or

                           (F) such Letter of Credit is to be  denominated  in a
                  currency other than Dollars.

                  (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

         (b) Procedures for Issuance and Amendment of Letters of Credit; Evergreen Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such L/C Application must be received by the L/C Issuer and the Administrative Agent not later than 9:00 a.m., California time, at least two Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a participation in such Letter of Credit in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Letter of Credit.

                  (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Evergreen Letter of Credit"); provided that any such Evergreen Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Evergreen Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to a date not later than the Letter of Credit Expiration Date; provided that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the Business Day immediately preceding the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. Notwithstanding anything to the contrary contained herein, the L/C Issuer shall have no obligation to permit the renewal of any Evergreen Letter of Credit at any time.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c)      Drawings and Reimbursements; Funding of Participations.

                  (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 9:00 a.m., California time, on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and such Lender's Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 11:00 a.m., California time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Committed Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the
         Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to
         Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

                  (iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of the L/C Issuer.

                  (v) Each Lender's obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including
         (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d)      Repayment of Participations.

                  (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned, each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         (e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing and each drawing under a Letter of Credit that is refinanced by a Borrowing of Committed Loans, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of
Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g) Cash Collateral. Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then
Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount).

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance shall apply to each commercial Letter of Credit.

         (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit equal to the Applicable Rate times the actual daily maximum amount available to be drawn under each Letter of Credit. Such fee for each Letter of Credit shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date.

         (k) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee in an amount with respect to each Letter of Credit equal to 1/8 of 1% per annum on the daily maximum amount available to be drawn thereunder, due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

         (l) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

         2.04 Swing Line Loans.

         (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a "Swing Line Loan") to the Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Outstanding Amount of Committed Loans of the Swing Line Lender in its capacity as a Lender of Committed Loans, may exceed the amount of such Lender's Commitment; provided that after giving effect to any Swing Line Loan, (i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate

Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment, and provided, further, that the Swing Line Lender shall not make any Swing Line Loan to refinance an outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04; provided that the Swing Line Lender may terminate or suspend the Swing Line at any time in its sole discretion upon notice to the Borrower. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Swing Line Loan.

         (b) Borrowing Procedures. Unless the Swing Line Lender has notified the Borrower that the Swing Line has been terminated or suspended as provided in
Section 2.04(a), each Swing Line Borrowing shall be made upon the Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 11:00 a.m., California time, on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 12:00 noon, California time, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 1:00 p.m., California time, on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds.

         (c)      Refinancing of Swing Line Loans.

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably requests the Swing Line Lender to act on its behalf), that each Lender make a Committed Base Rate Loan in an amount equal to such Lender's Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 12:30 p.m., California time, on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Committed Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                  (ii) If for any reason any Committed Borrowing cannot be requested in accordance with Section 2.04(c)(i) or any Swing Line Loan cannot be refinanced by such a Committed Borrowing, the Committed Loan Notice submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its participation in the relevant Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

                  (iii)  If  any  Lender   fails  to  make   available   to  the
         Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Lender's obligation to make Committed Loans or to purchase and fund participations in Swing Line Loans pursuant to this
         Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such purchase of participations shall not relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

         (d)      Repayment of Participations.

                  (i) At any time after any Lender has purchased and funded a participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation was outstanding and funded) in the same funds as those received by the Swing Line Lender.

                  (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

         (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Committed Base Rate Loan or participation pursuant to this Section 2.04 to refinance such Lender's Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

         (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

         2.05 Prepayments.

         (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 9:00 a.m., California time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Committed Loans, and (B) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurodollar Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Pro Rata Shares.

         (b) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 11:00 a.m., California time, on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (c) If for any reason the Outstanding Amount of all Loans and L/C Obligations at any time exceeds the Aggregate Commitments then in effect, the Borrower shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

         2.06 Reduction or Termination of Commitments. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the Aggregate Commitments to an amount not less than the then Outstanding Amount of all Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Commitments. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

         2.07 Repayment of Loans.

         (a) The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Committed Loans outstanding on such date.

         (b) The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date five Business Days after such Loan is made and (ii) the Maturity Date.

         2.08 Interest.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

         (b) While any Event of Default exists or after acceleration, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.09 Fees. In addition to other fees payable hereunder, the Borrower shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, in the amounts and at the times specified in the letter agreement, dated July 31, 2001 (the "Fee Letter"), between the Borrower and the Administrative Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever.

         2.10 Computation of Interest and Fees. Computation of all interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         2.11 Evidence of Debt.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans and L/C Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of such Lender shall control. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans may be evidenced by a Committed Loan Note and/or a Swing Line Note, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         (b) In addition to the accounts and records  referred to in  subsection
(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control.

         2.12 Payments Generally.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 10:00 a.m., California time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 10:00 a.m., California time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

         (d) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

                  (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds, at the Federal Funds Rate from time to time in effect; and

                  (ii) if any Lender  failed to make such  payment,  such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Committed Loan, included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.

         (e) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (f) The obligations of the Lenders hereunder to make Committed Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Committed Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or purchase its participation.

         (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         (h) On each date when a payment of any principal, interest or fees is due hereunder or under any Note, Borrower shall maintain on deposit in an ordinary checking account maintained by Borrower with Agent (as such account shall be designated by notice from Borrower to Agent from time to time ("Borrower Account")), an amount sufficient to pay such principal, interest or fees in full. Borrower hereby authorizes Agent (i) to deduct automatically the amounts of all principal, interest, or fees when due hereunder or under the Notes from the Borrower Account and (ii) if and to the extent any payment under this Agreement or any other Loan Document is not made when due, to deduct automatically any such amount from any or all of the deposit accounts of Borrower maintained with Agent. Agent shall promptly notify Borrower of any automatic deduction made pursuant to this Section 2.12(h).

         2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately
(a) notify the  Administrative  Agent of such fact,  and (b)  purchase  from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loan or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09 with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

              ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01 Taxes.

         (a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and
(iv) within 30 days after the date of such payment, the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies as necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection
(d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

         3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable offshore Dollar market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Committed Loans to Eurodollar Rate Committed Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         3.03 Inability to Determine Rates. If the Administrative Agent determines in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the applicable offshore Dollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for such Eurodollar Rate Loan, or (c) the Eurodollar Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Committed Borrowing, conversion or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

         3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section
3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c)), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) The Borrower shall pay to each Lender, as long as such Lender shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

         3.05 Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Committed Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable offshore Dollar interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Committed Loan was in fact so funded.

         3.06 Matters Applicable to all Requests for Compensation. A certificate of the Administrative Agent or any Lender claiming compensation under this
Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         3.07 Survival. All of the Borrower's obligations under this Article III shall survive termination of the Commitments and payment in full of all the other Obligations.

              ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         4.01 Conditions of Initial Credit Extension. The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

         (a) Unless waived by all the Lenders (or by the Administrative Agent with respect to immaterial matters or items specified in clause (v) or (vi) below with respect to which the Borrower has given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Closing Date), the Administrative Agent's receipt of the following, each of which shall be originals or facsimiles
(followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                  (i) executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

                  (ii) Committed Loan Notes executed by the Borrower in favor of each Lender requesting such a Note, each in a principal amount equal to such Lender's Commitment;

                  (iv) a Swing Line Note executed by the Borrower in favor of the Swing Line Lender (if it requests such a Note) in the principal amount of the Swing Line Sublimit;

                  (v) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

                  (vi) such evidence as the Administrative Agent may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Loan Party's Organization Documents, certificates of good standing and/or qualification to engage in business and tax clearance certificates;

                  (vii) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied and (B) that there has been no event or circumstance since the date of the Audited Financial Statements which has or could be reasonably expected to have a Material Adverse Effect;

                  (viii) an opinion of counsel to each Loan Party in form and substance satisfactory to the Administrative Agent;

                  (ix) evidence that the Existing Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released; and

                  (x) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

         (b) Any fees required to be paid on or before the Closing Date shall have been paid.

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

         (c) Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

         4.02   Conditions  to  all  Credit   Extensions  and   Conversions  and
Continuations. The obligation of each Lender to honor any Request for Credit Extension is subject to the following conditions precedent:

         (a) The  representations  and  warranties of the Borrower  contained in
Article V, or which are contained in any document furnished at any time under or in connection herewith, shall be true and correct on and as of the date of such Credit Extension, conversion or continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default shall exist, or would result from such proposed Credit Extension, conversion or continuation.

         (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

         (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Required Lenders reasonably may require.

         Each Request for Credit Extension submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                   ARTICLE V. REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party (a) is a corporation duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws, except in each case referred to in clause (c) or this clause (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any Law.

         5.03  Governmental  Authorization.  No  approval,  consent,  exemption,
authorization,   or  other  action  by,  or  notice  to,  or  filing  with,  any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

         5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

         5.05 Financial Statements; No Material Adverse Effect.

         (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness in accordance with GAAP consistently applied throughout the period covered thereby.

         (b) Since the date of the Audited Financial Statements, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect.

         5.06 Litigation. Except as specifically disclosed in Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues which (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         5.07 No Default. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation which could be reasonably expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         5.08 Ownership of Property; Liens. The Borrower and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, have a Material Adverse Effect. As of the Effective Date, the property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

         5.09 Environmental Compliance. The Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims would not, individually or in the aggregate, have a Material Adverse Effect.

         5.10 Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or its Subsidiaries operate.

         5.11 Taxes. The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

         5.12 ERISA Compliance.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could be reasonably expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur;
(ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         5.13 Subsidiaries. As of the Closing Date, the Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule
5.13 and has no equity investments in any other corporation or entity other than those specifically disclosed in Part(b) of Schedule 5.13.

         5.14 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

         (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board), or extending credit for the purpose of purchasing or carrying margin stock.

         (b) None of the Borrower, any Person controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         5.15 Disclosure. No statement, information, report, representation, or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with any Loan Document contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                       ARTICLE VI. AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

         6.01 Financial Statements. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

         (a) as soon as available, but in any event within 90 days after the end of each fiscal year of each Loan Party, a consolidated balance sheet of such Loan Party and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions not reasonably acceptable to the Required Lenders; and

         (b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of each Loan Party, a consolidated and consolidating balance sheet of such Loan Party and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income and cash flows for such fiscal quarter and for the portion of such Loan Party's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of such Loan Party as fairly presenting the financial condition, results of operations and cash flows of such Loan Party and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

         6.02 Certificates; Other Information. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

         (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or, if any such Default shall exist, stating the nature and status of such event;

         (b) concurrently with the delivery of the financial statements of the Borrower referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

         (c) promptly after requested by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them;

         (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of each Loan Party, and copies of all annual, regular, periodic and special reports and registration statements which any Loan Party may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and

         (e) promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary of any Loan Party as the Administrative Agent, at the request of any Lender, may from time to time request.

         6.03 Notices. Promptly notify the Administrative Agent:

         (a) of the occurrence of any Default;

         (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

         (c) of any litigation, investigation or proceeding affecting any Loan Party in which the amount involved exceeds the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, could be reasonably expected to have a Material Adverse Effect;

         (d) of the occurrence of any ERISA Event;

         (e) of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary; and

         (f) of any announcement by Moody's or S&P of any change or possible change in a Debt Rating.

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

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

         6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         6.05 Preservation of Existence, Etc. Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in a transaction permitted by Section
7.03 or 7.04; and preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted;
(b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

         6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

         6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws applicable to it or to its business or property, except in such instances in which (i) such requirement of Law is being contested in good faith or a bona fide dispute exists with respect thereto; or (ii) the failure to comply therewith could not be reasonably expected to have a Material Adverse Effect.

         6.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

         6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

         6.11 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         6.12 Use of Proceeds. Use the proceeds of the Credit Extensions for working capital and other general corporate purposes not in contravention of any Law or of any Loan Document.

         6.13 Out Of Debt. Not have any Borrowings outstanding for at least 30 consecutive days during the period from July 16, 2001, to December 31, 2001, and during each calendar year thereafter.

                        ARTICLE VII. NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         7.01 Liens. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

         (a) Liens pursuant to any Loan Document;

         (b) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(b);

         (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

         (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

         (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

         (h) Liens securing judgments for the payment of money in an aggregate amount not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer has acknowledged in writing its obligation to cover), unless any such judgment remains undischarged for a period of more than 30 consecutive days during which execution is not effectively stayed; and

         (i) Liens securing Indebtedness permitted under Section 7.02(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition.

         7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a) Indebtedness under the Loan Documents;

         (b) Indebtedness  outstanding on the date hereof and listed on Schedule
7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

         (c) Guaranty  Obligations  of the Borrower or any Subsidiary in respect
of  Indebtedness   otherwise   permitted   hereunder  of  the  Borrower  or  any
wholly-owned Subsidiary;

         (d) obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

         (e) Indebtedness in respect of capital leases and purchase money obligations for fixed or capital assets within the limitations set forth in
Section 7.01(i); provided that the aggregate amount of such Indebtedness at any one time outstanding shall not exceed $1,000,000; and

         (f) Any unsecured Indebtedness.

         7.03 Fundamental Changes. Merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, or acquire all or substantially all of the assets of any Person, except that, so long as no Default exists or would result therefrom:

         (a) any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more Subsidiaries, provided that when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person;

         (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or to another Subsidiary; provided that if the seller in such a transaction is a wholly-owned Subsidiary, then the purchaser must also be a wholly-owned Subsidiary; and

         (c) the Borrower or any Subsidiary of the Borrower may merge with (so long as Borrower, in a transaction involving the Borrower, or such Subsidiary, in a transaction not involving the Borrower, is the surviving Person), or acquire all or substantially all of the assets of another Person; provided that the total consideration given by Borrower or its Subsidiaries (whether by expenditures or other transfers of property, by incurrence or assumption of Indebtedness, or by any other means) in connection with any such transaction or related series of transactions does not exceed $5,000,000.

         7.04 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

         (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

         (b) Dispositions of inventory and other property in the ordinary course of business;

         (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property or (iii) the Board of Directors or senior management of the Borrower or such Subsidiary has determined in good faith that the failure to replace such property will not be detrimental to the business of the Borrower or such Subsidiary; and

         (d) Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned Subsidiary.

         7.05 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

         (a) each Subsidiary may make Restricted Payments to the Borrower and to wholly-owned Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Borrower and any Subsidiary and to each other owner of capital stock of such Subsidiary on a pro rata basis based on their relative ownership interests);

         (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock of such Person;

         (c) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock; and

         (d) the Borrower may declare or pay dividends and distributions to the Guarantor.

         7.06 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code);
(b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could be reasonably expected to have a Material Adverse Effect.

         7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof.

         7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, other than arm's-length transactions with Affiliates that are otherwise permitted hereunder.

         7.09 Burdensome Agreements. Enter into any Contractual Obligation that limits the ability (a) of any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower, (b) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, or (c) of the Borrower to make any dividend or distribution to Guarantor.

         7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

                  ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES

         8.01 Events of Default. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or
(ii) within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any commitment or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.05 or 6.13 or Article VII; or

         (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 10 days; or

         (d) Representations and Warranties. Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith proves to have been incorrect when made or deemed made; or

         (e) Cross-Default. (i) Any Loan Party or any Subsidiary of any Loan Party (other than JCC) (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guaranty Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guaranty Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity, or such Guaranty Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party or any Subsidiary of any Loan Party (other than JCC) is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Loan Party or any Subsidiary of any Loan Party (other than JCC) is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or Subsidiary as a result thereof is greater than the Threshold Amount; or

         (f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

         (g) Inability to Pay Debts; Attachment. (i) The Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

         (h) Judgments.  There is entered against the Borrower or any Subsidiary
(i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or
(ii) any non-monetary final judgment that has, or would reasonably be expected to have, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

         (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

         (j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

         (k) Change of Control. There occurs any Change of Control; or

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

         (l) Debt Ratings. The Borrower's Debt Ratings with Moody's shall be lower than Baa3 or Borrower's Debt Ratings with S&P shall be lower than BBB-; or

         (m) Restrictive Covenant. The Guarantor shall directly or indirectly agree to any arrangement whereby the ability of the Borrower to pay dividends to the Guarantor is restricted; or

         (n) Material Adverse Effect. There occurs any event or circumstance that has a Material Adverse Effect.

         8.02 Remedies Upon Event of Default. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

         (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided that upon the  occurrence of any event  specified in subsection  (f) of
Section 8.01, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

                        ARTICLE IX. ADMINISTRATIVE AGENT

         9.01 Appointment and Authorization of Administrative Agent.

         (a) Each Lender hereby irrevocably (subject to Section 9.09) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Required Lenders to act for the L/C Issuer with respect thereto; provided that the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

         9.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         9.03 Liability of Administrative  Agent. No Agent-Related  Person shall
(a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

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

         9.04 Reliance by Administrative Agent.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         9.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

         9.06 Credit  Decision;  Disclosure  of  Information  by  Administrative
Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material

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

information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         9.07 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

         9.08 Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such

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

activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the L/C Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         9.09 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.03 and 10.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

                            ARTICLE X. MISCELLANEOUS

         10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and by the Borrower, and acknowledged by the Administrative Agent, do any of the following:

         (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02);

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

         (b) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document; provided that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

         (d) change the percentage of the Aggregate Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

         (e) change the Pro Rata Share or Voting Percentage of any Lender;

         (e) amend this Section, or Section 2.13, or any provision herein providing for consent or other action by all the Lenders; or

         (f) release the Guarantor from the Guaranty;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

         10.02 Notices and Other Communications; Facsimile Copies.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02; or, in the case of the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuer and the Swing Line Lender pursuant to
Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.02, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights,

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

remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.04 Attorney Costs, Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

         10.05 Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to indemnify, save and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Administrative Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Loan Party, any Affiliate of any Loan Party or any of their respective officers or directors; (b) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Obligations and the resignation or removal of the Administrative Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Loan Documents, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Credit Extension, or the relationship of any Loan Party, the Administrative Agent and the Lenders under this Agreement or any other Loan Document; (c) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (a) or (b) above; and (d) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including Attorney Costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

         10.06 Payments Set Aside. To the extent that the Borrower makes a payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         10.07 Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of outstanding Swing Line, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.07, 10.04 and 10.05). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant, or (iii) release the Guarantor from the Guaranty. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender,  provided such  Participant  agrees to be subject to
Section 2.13 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.15 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 10.07(b)), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

         (h) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural Person) approved by the Administrative Agent, in the case of any assignment of a Committed Loan, the L/C Issuer, the Swing Line Lender and, unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

                  "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         (i) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days' notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon five Business Days' notice to the Borrower, terminate the Swing Line. In the event of any such resignation as L/C Issuer or termination of the Swing Line, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or the termination of the Swing Line, as the case may be. Bank of America shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund participations in Unreimbursed Amounts pursuant to
Section 2.03(c)). If Bank of America terminates the Swing Line, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Committed Loans or fund participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

         10.08 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower;
(g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         10.09 Set-off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

         10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         10.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the

Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         10.14 Severability. Any provision of this Agreement and the other Loan Documents to which the Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.15 Foreign Lenders. Each Lender that is a "foreign corporation, partnership or trust" within the meaning of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (b) promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

         10.16 Governing Law.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF CALIFORNIA applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN SANTA CLARA COUNTY OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         10.17 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                                     CALIFORNIA WATER SERVICE COMPANY



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------



                                                     BANK OF AMERICA, N.A., as
                                                     Administrative Agent



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------



                                                     BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing
                                                     Line Lender



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------



                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------


                                                                   SCHEDULE 1.01

                           EXISTING LETTERS OF CREDIT

         Letter of Credit dated June 27, 2001 from Bank of America (#00124609) for $5,047,277.00. Beneficiary is State of California, Department of Industrial Relations. The L/C supports California Water Service Company's self-insured Workers Compensation program.


                                                                                                      SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES


                       Lender                                      Commitment                    Pro Rata Share
------------------------------------------------------ ------------------------------------ --------------------------
Bank of America, N.A.                                                          $33,350,000              66.700000000%

Wells Fargo Bank, National Association                                         $16,650,000              33.300000000%


Total                                                                          $50,000,000             100.000000000%




                                                                   SCHEDULE 5.06

                                   LITIGATION

         For the past 12 years a resident of Palos Verdes Peninsula has brought numerous actions against the Borrower seeking the right to an easement across the Borrower's property so he may develop this adjacent property. He claims access across the Borrower's property would be a benefit to his property although he does have access from another direction. Several judgements have been issued in favor of the Borrower. Since the claimant, a gentleman named Leper, is an attorney he can appeal court decisions at little cost. Cal Water has been represented by McCutchen, Doyle, Brown & Emerson in the matter.

         In December 1997, the Borrower along with the City of Stockton (the Contractors) filed a lawsuit against the Stockton East Water District (SEWD). The Contractors take 98% of SEWD's wholesale potable water production. SEWD also serves treated water to agricultural customers. Under a contract to enable SEWD to meet its financial obligations, the Contractors are required to pay specific Base Monthly Payments that as of June 30, 1997 had generated $5.4 million in surplus funds. The Contractors contend that a portion of these funds have been or will be used for purposes other than to meet SEWD's agreed financial obligations. Presently, all parties to the lawsuit have entered into a Stipulated Preliminary Injunction. A favorable settlement is anticipated. (Excerpted from Group's 2000 Form 10-K.)

         The Borrower is involved from time to time in other immaterial legal matters.

                                                                   SCHEDULE 5.09

                              ENVIRONMENTAL MATTERS

         The State of California's Department of Toxic Substances Control ("DTSC") alleged in 1995 that the Borrower is a potential responsible party for cleanup of a toxic contamination plume in the Chico groundwater. The DTSC has prepared a draft report titled "Preliminary Nonbinding Allocation of Financial Responsibility" for the cleanup which asserts that the Borrower's share should be 10 percent. The DTSC estimates the total cleanup cost to be $8.69 million. The toxic spill occurred when cleaning solvents, which were discharged into the city's sewer system by local dry cleaners, leaked into the underground water supply due to breaks in the sewer pipes. The DTSC contends that the Borrower's responsibility stems from its operation of wells in the surrounding vicinity that caused the contamination plume to spread. The Borrower denies any responsibility for the contamination or the resulting cleanup and intends to vigorously resist any action that may be brought against it. The Borrower believes that it has insurance coverage for this claim and that if it were ultimately held responsible for a portion of the cleanup costs, there would not be a material adverse effect on the Borrower's financial position or results of operations.

         The Borrower has been notified that certain parties in the Marysville district intend to file a lawsuit naming the Borrower as one of several defendants for damages alleged to have occurred in the Marysville district due to MTBE contamination in the Borrower's water. The notification did not specify a dollar amount. The Borrower believes it is covered by insurance in such a matter and will tender the claim to its insurance carrier. The Borrower further believes that the gas station operator in this case (Exxon) is the ultimate responsible party.

                                                                   SCHEDULE 5.13

                                  SUBSIDIARIES
                          AND OTHER EQUITY INVESTMENTS

Part (a).         Subsidiaries: None.


Part (b).         Other Equity Investments: None.

                                                                                          SCHEDULE 7.01

                                 EXISTING LIENS

         As of June 30, 2001, the following first mortgage bonds and senior notes were outstanding at the Borrower:

                                                  (In Thousands)

                                            Series          Interest Rate       Maturity         Balance
                                            ------          -------------       --------         -------
First Mortgage Bonds:                       J                 8.86%             2023             $4,000
Secured                                     K                 6.94%             2012              5,000
                                            P                 7.875%            2002              2,580
                                            S                 8.50%             2003              2,595
                                            BB                9.48%             2008             13,230
                                            CC                9.86%             2020             18,600
                                            DD                8.63%             2022             19,200
                                            EE                7.90%             2023             19,300
                                            FF                6.95%             2023             19,300
                                            GG                6.98%             2023             19,300
                                                                                                 ------
                                                                                               $123,105
                                                                                               --------

Senior Notes:                               A                 7.28%             2025            $20,000
Unsecured                                   B                 6.77%             2028             20,000
                                            C                 8.15%             2030             20,000
                                                                                                 ------
                                                                                                $60,000
                                                                                                -------

         All first mortgage bonds are obligations of the Borrower and are held by institutional investors and secured by substantially all of the Borrower's utility plant. The unsecured senior notes are also obligations of the Borrower. They are held by institutional investors and require interest-only payments until maturity.

                                                                   SCHEDULE 7.02

                              EXISTING INDEBTEDNESS

                                 (In Thousands)

                             Interest Rate    Maturity Date    Balance
                             -------------    -------------    -------

California Department of     3.0% to
Water Resources loans        7.4%             2011-32           $3,461,000

         The Department of Water Resources ("DWR") loans were financed under the California Safe Drinking Water Bond Act. Repayment of principal and interest on the DWR loans is through a surcharge on customer bills.

City of Los Altos            16%              2001             $71,000

         The obligation to the City of Los Altos was incurred in about 1986 when the Borrower acquired from the city the North Los Altos Water system.

         Advances for Construction  zero    up to 40 yrs      $107,670,105

         Advances are payable to developers for water systems installed by the developers and deeded to the water company. Virtually all of the advances in California are paid in equal annual installments over 40 years without interest.

                                                                  SCHEDULE 10.02

                    EURODOLLAR AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES

CALIFORNIA WATER SERVICE COMPANY
All Notices:
California Water Service Company
1720 North First Street
San Jose, CA 95112-4598
         Attn:    Vice President and Chief Financial Officer
         Telephone: (408) 367-8263
         Facsimile: (408) 367-8430
         Electronic Mail:  bsoldwisch@calwater.com
                           gfeeney@calwater.com
                           cbreed@calwater.com

BANK OF AMERICA
Administrative Agent's Office and Bank of America's Lending Office (for payments and Requests for Credit Extensions): Bank of America, N.A.
CA4-706-05-09
1850 Gateway Boulevard
Concord CA  94520
Attn:    Candice Serrano
         Telephone:  925-675-8367
         Facsimile:  888-969-2419
         Electronic Mail:  candice.serrano@bankofamerica.com
Account Name: Corporate FTA
Account No.:  3750836479
Ref:  California Water Service Company
ABA# 111000012

L/C Issuer:
Bank of America, N.A.
Trade Operations-Los Angeles #22621
333 S. Beaudry Avenue, 19th Floor
Mail Code:  CA9-703-19-23
Los Angeles, CA 90017-1466
Attn:    Sandra Leon
         Vice President
         Telephone:  213.345.5231
         Facsimile:  213.345.6694
         Electronic Mail:  Sandra.Leon@bankofamerica.com

Other Notices as Administrative Agent:
Bank of America, N.A.
Commercial Agency Management
WA1-501-37-20
800 Fifth Avenue, Floor 37
Seattle WA  98104
Attn:    Dora A. Brown
         Vice President
         Telephone: 206-358-0101
         Facsimile:  206-358-0971
         Electronic Mail: dora.a.brown@bankofamerica.com

Other Notices as a Lender:
Bank of America, N.A.
Bay Area Commercial Banking
530 Lytton Avenue
Palo Alto, CA  94301
Attn:    Chris P. Giannotti
         Senior Vice President
         Telephone: (650) 853-4694
         Facsimile: (650) 853-4529
         Electronic Mail: chris.giannotti@bankofamerica.com

WELLS FARGO BANK, NATIONAL ASSOCIATION

Requests for Credit Extensions:
Wells Fargo Bank, N.A.
201 Third Street 8th Floor
San Francisco, CA. 94103
Attn:    Cindy Dunn
         Telephone: 415-477-5431
         Facsimile:  415-979-0675
         Electronic Mail: Cynthiad@wellsfargo.com
Account No.2712-507201
Ref: California Water Service Company
ABA# 121-000-248

Notices (other than Requests for Credit Extensions):
Wells Fargo Bank, N.A.
121 Park Center Plaza
San Jose, Ca. 95113
         Attn:    Kevin Herr
         Telephone:  408-277-6185
         Facsimile:  408-295-0639
         Electronic Mail: zherr@wellsfargo.com

                                                                                                          EXHIBIT A
                        CALIFORNIA WATER SERVICE COMPANY
                          FORM OF COMMITTED LOAN NOTICE

                                                                                          Date:  ___________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain  Credit  Agreement,  dated as of July
31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among California Water Service Company, a California corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and
Swing Line Lender.

         The undersigned hereby requests (select one):

         [ ]  A Borrowing of Committed Loans   [ ] A conversion or continuation of Loans

         1.       On                                                    (a Business Day).
                     --------------------------------------------------

         2.       In the amount of $                                  .
                                    ----------------------------------

         3.       Comprised of                                        .
                               ---------------------------------------
                                 [Type of Committed Loan requested]

         4.       For Eurodollar Rate Loans:  with an Interest Period of         months.
                                                                         -------

         The Committed Borrowing requested herein shall be applied as provided in Section 2.02(b) and complies with the proviso to the first sentence of
Section 2.01 of the Agreement.


                                                     CALIFORNIA WATER SERVICE COMPANY

                                                     By
                                                         ----------------------------------------------------------
                                                     Name:  Gerald F. Feeney     (408) 367-8216
                                                     Title:  Vice President, CFO & Treasurer


                                                                                                          EXHIBIT B

                         FORM OF swing line loan NOTICE

                                                                                          Date:  ___________, _____

To:      Bank of America, N.A., as Swing Line Lender
         Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain  Credit  Agreement,  dated as of July
31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among California Water Service Company, a California corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and
Swing Line Lender.

         The undersigned hereby requests a Swing Line Loan:

         1.       On                                                    (a Business Day).
                     --------------------------------------------------

         2.       In the amount of $                                  .
                                    ----------------------------------

         The  Swing  Line   Borrowing   requested   herein   complies  with  the
requirements  of the first proviso to the first  sentence of Section  2.05(a) of the Agreement.


                                                     CALIFORNIA WATER SERVICE COMPANY

                                                     By
                                                         ----------------------------------------------------------
                                                     Name:  Gerald F. Feeney     (408) 367-8216
                                                     Title:  Vice President, CFO & Treasurer

                                                                     EXHIBIT C-1

                           FORM OF COMMITTED LOAN NOTE

$
 ----------------------------------                      -----------------------

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _____________________________ (the "Lender"), on the
Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of __________________Dollars ($____________), or such lesser principal amount of Committed Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Credit Agreement, dated as of ________________________, _______ (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Borrower promises to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Committed Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Committed Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                 CALIFORNIA WATER SERVICE COMPANY

                                 By
                                     -------------------------------------------
                                 Name:
                                        ----------------------------------------
                                 Title:
                                         ---------------------------------------

                COMMITTED LOANS AND PAYMENTS WITH RESPECT THERETO

                                                                              Amount of        Outstanding
                                                                             Principal or       Principal
                       Type of Loan     Amount of Loan   End of Interest    Interest Paid      Balance This
       Date                Made              Made             Period          This Date            Date        Notation Made By
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                       3

                                                                     EXHIBIT C-2
                             FORM OF SWING LINE NOTE


$ ________________________                                  ____________________


         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _________________________ ("Swing Line Lender"), on the date when due in accordance with the Credit Agreement referred to below, the aggregate principal amount of each Swing Line Loan from time to time made by the Swing Line Lender to the Borrower under that certain Credit Agreement, dated as of ________________________, _______ (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.

         All payments of principal and interest shall be made to the Swing Line Lender in Dollars in immediately available funds at its Lending Office.

         If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is the Swing Line Note referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Swing Line Loans made by the Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by Swing Line Lender in the ordinary course of business. The Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Swing Line Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                  CALIFORNIA WATER SERVICE COMPANY

                                  By
                                      ------------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Title:
                                          --------------------------------------

               SWING LINE LOANS AND PAYMENTS WITH RESPECT THERETO

                                              Amount of Principal or        Outstanding Principal
       Date           Amount of Loan Made    Interest Paid This Date          Balance This Date            Notation Made By
-------------------- ---------------------- --------------------------- ------------------------------ -------------------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                                                       EXHIBIT D
                         FORM OF COMPLIANCE CERTIFICATE

                                       Financial Statement Date: ______________,

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among California Water Service Company, a California corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the____________________________________ of the Borrower,
and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

            [Use following for fiscal year-end financial statements]

         1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

           [Use following for fiscal quarter-end financial statements]

         1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

         3. During the four fiscal quarter period ending at such date, Borrowers had no Loans outstanding for at least 30 consecutive days during the period beginning on __________ and ending on ____________.

         4. Borrower's Debt Rating as at the end of such fiscal quarter was ____ for S&P and _____ for Moody's.

         5. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]

         [to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

                                     --or--

         [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]


         IN WITNESS WHEREOF, the undersigned has executed this Certificate as
of                    ,             .
   -------------------  ------------


                                  CALIFORNIA WATER SERVICE COMPANY

                                  By
                                      -----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------

                                                                       EXHIBIT E
                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among California Water Service Company, a California corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The assignor identified on the signature page hereto (the "Assignor") and the assignee identified on the signature page hereto (the "Assignee") agree as follows:

         1. (a) Subject to paragraph 11,  effective as of the date  specified on
Schedule 1 hereto (the "Effective Date"), the Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, the interest described on Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Agreement.

         (b) From and after the Effective Date, (i) the Assignee shall be a party under the Agreement and will have all the rights and obligations of a Lender for all purposes under the Loan Documents to the extent of the Assigned Interest and be bound by the provisions thereof, and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Agreement to the extent of the Assigned Interest. The Assignor and/or the Assignee, as agreed by the Assignor and the Assignee, shall deliver, in immediately available funds, any applicable assignment fee required under Section 10.07(b) of the Agreement.

         2. On the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Interest as agreed upon by the Assignor and the Assignee.

         3. From and after the Effective Date, the Administrative Agent shall make all payments under the Agreement and the Notes, if any, in respect of the Assigned Interest (including all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement and such Notes, if any, for periods prior to the Effective Date directly between themselves.

         4. The Assignor represents and warrants to the Assignee that:

                  (a) The Assignor is the legal and beneficial owner of the Assigned Interest, and the Assigned Interest is free and clear of any adverse claim;

                  (b) the Assigned Interest listed on Schedule 1 accurately and completely sets forth the Outstanding Amount of all Loans and L/C Obligations relating to the Assigned Interest as of the Effective Date;

                  (c) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental
         Authority, is required in connection in connection herewith or therewith; and

                  (d) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignor.

         The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Affiliates or the performance by the Borrower or any of its Affiliates of their respective obligations under the Loan Documents, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

         5. The Assignee represents and warrants to the Assignor and the Administrative Agent that:

                  (a) it is an Eligible Assignee;

                  (b) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental
         Authority,   is  required  in  connection  in  connection  herewith  or therewith;

                  (c) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignee;

                  (d) under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to the Assignee hereunder or under any Loan Document, and unless otherwise indicated in the space opposite the Assignee's signature below, no tax forms described in Section 10.15 of the Agreement are required to be delivered by the Assignee; and

                  (e) the Assignee has received a copy of the Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee has independently and without reliance upon the Assignor or the Administrative Agent and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee will, independently and without reliance upon the Administrative Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement.

         6. The Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

         7. If either the Assignee or the Assignor desires a Note to evidence its Loans, it shall request the Administrative Agent to procure a Note from the Borrower.

         8. The Assignor and the Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance.

         9. This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that the Assignee shall not assign its rights or obligations hereunder without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

         10. This Assignment and Acceptance may be executed by facsimile signatures with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the state specified in the Section of the Agreement entitled "Governing Law."

         11. The effectiveness of the assignment described herein is subject to:

         (a) if such consent is required by the Agreement, receipt by the Assignor and the Assignee of the consent of the Administrative Agent, the L/C Issuer and the Swing Line Lender and/or the Borrower to the assignment described herein. By delivering a duly executed and delivered copy of this Assignment and Acceptance to the Administrative Agent, the Assignor and the Assignee hereby request any such required consent and request that the Administrative Agent register the Assignee as a Lender under the Agreement effective as of the Effective Date; and

         (b) receipt by the Administrative Agent of (or other arrangements acceptable to the Administrative Agent with respect to) any applicable assignment fee referred to in Section 10.07(b) of the Agreement and any tax forms required by Section 10.15 of the Agreement.

         By signing below, the Administrative Agent agrees to register the Assignee as a Lender under the Agreement, effective as of the Effective Date with respect to the Assigned Interest, and will adjust the registered Pro Rata Share of the Assignor under the Agreement to reflect the assignment of the Assigned Interest.

         12. Attached hereto as Schedule 2 is all contact, address, account and other administrative information relating to the Assignee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                               Assignor:
                                               [Name of Assignor]



                                               By:
                                                    ----------------------------

                                               Name:
                                                      --------------------------

                                               Title:
                                                       -------------------------


                                               Assignee:
                                               [Name of Assignee]

[ ]  Tax forms required by                     By:
     Section 10.15 of the Agreement                 ----------------------------
     included
                                               Name:
                                                      --------------------------

                                               Title:
(Signatures continue)                                  -------------------------

In accordance with and subject to Section 10.07 of the Credit Agreement, the undersigned consent to the foregoing assignment as of the Effective Date:


CALIFORNIA WATER SERVICE COMPANY



By
   -----------------------------
Name: Gerald F. Feeney

Title:  Vice President, Chief Financial Officer and Treasurer
                                                             -------------------


BANK OF AMERICA, N.A.,
as Administrative Agent, L/C Issuer and
Swing Line Lender


By:
     ------------------------------------------------
      Title:

                                         SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE

                              THE ASSIGNED INTEREST

Effective Date: ______________________

                                           Type and amount of outstanding
        Assigned Commitment                     Obligations assigned                Assigned Pro Rata Share
------------------------------------ ------------------------------------------- ------------------------------

 $                                     [type] $                                                         %
  -----------------------                      ---------------------------       -----------------------

                                         SCHEDULE 2 TO ASSIGNMENT AND ACCEPTANCE

                             ADMINISTRATIVE DETAILS

(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                                                                       EXHIBIT F


                                FORM OF GUARANTY

         This GUARANTY, dated as of July 31, 2001, is by CALIFORNIA WATER SERVICE GROUP, a Delaware corporation ("Guarantor"), in favor of Lenders (as below defined) and BANK OF AMERICA, N.A., as Administrative Agent, (in such capacity, "Administrative Agent") for the financial institutions ("Lenders") from time to time party to that certain Credit Agreement dated as of July 31, 2001 (as amended, the "Credit Agreement"), among CALIFORNIA WATER SERVICE
COMPANY,  a  California  corporation  ("Borrower"),  Lenders and  Administrative
Agent.

                                    Recitals

         A. Borrower, Administrative Agent, and Lenders entered into a Credit Agreement.

         B. Lenders are willing to make certain Loans to Borrower as provided in the Credit Agreement on the condition (among others) that Guarantor enters into this Guaranty.

         C. Guarantor, as the parent corporation of Borrower, will derive substantial and direct benefits (which benefits are hereby acknowledged by Guarantor) from the Loans and other benefits to be provided to the Borrower under the Credit Agreement.

         D. In order to induce Lenders to make such Loans available to Borrower as provided in the Credit Agreement, and for other valuable consideration, Guarantor issues this Guaranty.

         1. Definitions. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings given to them from time to time in the Credit Agreement. References to Lenders or any Lender herein shall include Administrative Agent, Swing Line Lender and L/C Issuer in their capacities as a Lender.

         2. Guaranty.

                  2.1 Guaranty. Guarantor hereby, jointly and severally, irrevocably, absolutely, and unconditionally guarantees the full and punctual payment or performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of the Obligations, including Obligations in respect of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or the operation of Sections 502(b) and 506(b) of the Bankruptcy Code. This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Administrative Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower (or any other Person) before or as a condition to the obligations of the Guarantor hereunder. Administrative Agent or any Lender may permit the indebtedness of Borrower to Administrative Agent or any Lender to include indebtedness other than the Obligations, and may apply any amounts received from any source, other than from Guarantor, to that portion of Borrower's indebtedness to Administrative Agent or any Lender which is not a part of the Obligations.

                  2.2 Obligations Independent. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower or any other guarantor be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder.

                  2.3 Limit of Liability. Notwithstanding anything to the contrary contained herein:

                           (a) Guarantor shall be liable  hereunder only for the
largest amount that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or comparable provisions of any applicable state law; provided that such amount shall be presumed to be the entire amount of the Obligations. If, Guarantor claims that Guarantor's liability hereunder is less than the entire amount of the Obligations, Guarantor shall have the burden of proving, by clear and convincing evidence, that Guarantor's liability hereunder should be so limited since the information concerning, and the circumstances of, the financial condition of Guarantor are more readily available to and are under the control of Guarantor.

                           (b) All payments received by Administrative  Agent or
any Lender from any Person other than a Guarantor on account of the Obligations shall be deemed as having been applied to that portion, if any, of the Obligations which, pursuant to this Section 2.3, are in excess of the amounts guaranteed hereunder.

                  2.4 Authorization of Renewals, Etc. Guarantor authorizes Administrative Agent and each Lender, without notice or demand and without affecting its liability hereunder, from time to time:

                           (a)  to  renew,  compromise,  extend,  accelerate  or
otherwise change the time for payment, or otherwise change the terms, of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of the Credit Agreement or any other Loan Document;

                           (b) to receive and hold  security  for the payment of
this Guaranty or the Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

                           (c) to apply  such  security  and direct the order or
manner of sale thereof as Administrative Agent, or any Lender, as the case may be, in its or their discretion may determine; and

                           (d) to release or  substitute  any one or more of any
endorsers or guarantors of the Obligations.

         Guarantor further agrees the performance or occurrence of any of the acts or events described in clauses (a), (b), (c), and (d) above with respect to indebtedness or other obligations of Borrower, other than the Obligations, to Administrative Agent or any Lender, shall not affect the liability of Guarantor hereunder.

                  2.5 Waiver of Certain Rights. Guarantor waives any right to require Administrative Agent or any Lender:

                           (a) to proceed against  Borrower or any other Person,
including any other Guarantor;

                           (b) to proceed  against or exhaust any  security  for
the Obligations or any other indebtedness of Borrower to Administrative Agent or any Lender; or

                           (c) to  pursue  any other  remedy  in  Administrative
Agent's or any such Lender's power whatsoever.

                  2.6 Waiver of Certain Defenses.

                           (a) Guarantor waives any defense arising by reason of
any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor relief proceeding, or from any other cause, including any such defense or cessation of liability arising from or as a result of any claim of fraudulent transfer or preference, or any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower. Guarantor waives any defense arising by reason of any statute of limitations affecting the liability of Borrower. Guarantor waives all rights and defenses arising out of an election of remedies by Administrative Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure (if applicable) or other applicable law, and all rights or defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Obligations pursuant to the antideficiency laws or other laws of the State of California (or other applicable jurisdiction) limiting or discharging the Obligations. Guarantor waives any benefit of, and any right to participate in, any security or other guaranty now or hereafter held by Administrative Agent or any Lender securing the Obligations.

                           (b) Until  the  Obligations  shall  have been paid in
full,  even  though  the  Obligations  are in  excess of  Guarantor's  liability hereunder, Guarantor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and waives any benefit of and any right to participate in any security now or hereafter held by Administrative Agent or any Lender.

                           (c) Guarantor  understands and  acknowledges  that if
Administrative Agent or any Lender forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantor may have to seek reimbursement, contribution, or indemnification from Borrower or others based on any right Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty. Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Guarantor's rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that

Guarantor will be fully liable under this Guaranty even though Administrative Agent or any Lender may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agrees that Guarantor will not assert that defense in any action or proceeding which Administrative Agent or any Lender may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by Guarantor in this Guaranty include any right or defense that Guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that Lenders are relying on this waiver in making the Loans and extending other financial accommodations giving rise to the obligations, and that this waiver is a material part of the consideration which Lenders are receiving for creating the Obligations.

                           (d) Guarantor waives any rights and defenses that are
or may become available to it by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

                           (e) Guarantor  waives all rights and defenses that it
may have because any of the indebtedness is secured by real property. This means, among other things: (i) Administrative Agent or any Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Administrative Agent or any Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Administrative Agent or any Lender may collect from Guarantor even if Administrative Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that any Guarantor may have because any of the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                           (f) Guarantor waives any right or defense it may have
at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

                           (g) No provision or waiver in this Guaranty  shall be
construed as limiting the generality of any other waiver contained in this Guaranty.

                  2.7 Waiver of Presentments, Etc. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Obligations or any other indebtedness of Borrower to Administrative Agent or any Lender.

                  2.8 Information Relating to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that neither Administrative Agent nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

                  2.9 Right of Setoff. In addition to any rights and remedies of Administrative Agent and Lenders provided by law, if Guarantor has failed to make any payment due hereunder upon demand, Administrative Agent and Lenders are authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by Guarantor to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Administrative Agent or such Lender to or for the credit or the account of Guarantor against any and all obligations of Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not Administrative Agent or such Lender shall have made demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each Lender agrees promptly to notify Guarantor and Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 2.8 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                  2.10 Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including, but not limited to, obligations to Guarantor as subrogee of Administrative Agent or any Lender or resulting from Guarantor's performance under this Guaranty, are hereby fully subordinated in time and priority of payment to the Obligations and all other indebtedness of Borrower to Administrative Agent or any Lender. Such obligations of Borrower to Guarantor if the Requisite Lenders so request shall be enforced and performance received by Guarantor as trustee for Administrative Agent and Lenders and the proceeds thereof shall be paid over to Administrative Agent and Lenders on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

                  2.11 Reinstatement of Guaranty. If any payment or transfer of any interest in property by Borrower to Administrative Agent or any Lender in fulfillment of any Obligation is rescinded or must at any time (including after the return or cancellation of this Guaranty) be returned, in whole or in part, by Administrative Agent or any Lender to Borrower or any other Person, upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

                  2.12 Powers.

                           (a) It is not necessary for  Administrative  Agent or
any Lender to inquire into the powers of Borrower or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                           (b)  Guarantor  authorizes  Administrative  Agent and
Lenders to verify or check any information given by Guarantor to Administrative Agent or any Lender, check Guarantor's credit references, and obtain credit reports.

                  2.13 Taxes.

                           (a) Any and all  payments by Guarantor to each Lender
or Administrative Agent under this Guaranty shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Guarantor shall pay all Other Taxes.

                           (b) If  Guarantor  shall be required by law to deduct
or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or Administrative Agent, then:

                                    (i) the sum payable  shall be  increased  as
necessary  so that,  after  making  all  required  deductions  and  withholdings
(including deductions and withholdings applicable to additional sums payable under this Section), such Lender or Administrative Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                                    (ii)  Guarantor  shall make such  deductions
and withholdings;

                                    (iii)  Guarantor  shall pay the full  amount
deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                                    (iv) Guarantor shall also pay to such Lender
or Administrative Agent for the account of such Lender at the time interest is paid, Further Taxes in the amount that such Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

                           (c)  Guarantor  agrees to indemnify and hold harmless
each Lender and Administrative Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that Administrative Agent or any Lender specifies as necessary to preserve the after-tax yield Administrative Agent or such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or Administrative Agent makes written demand therefor.

                           (d) Within 30 days  after the date of any  payment by
Guarantor of Taxes, Other Taxes or Further Taxes, Guarantor shall furnish to each Lender or Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or Administrative Agent.

                           (e) For purposes of this  Section,  (i) "Taxes" means
any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and Administrative Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or Administrative Agent, as the case may be, is organized or maintains a lending office; (ii) "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Guaranty; and (iii) "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to this Section.

                  2.14 Waiver of Subrogation. Until the Obligations have been indefeasibly paid in full, Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against Borrower arising from the existence or performance of this Guaranty and Guarantor waives any right to enforce any remedy which Administrative Agent or any Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Administrative Agent or any Lender secured the Obligations.

         3. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and each Lender as follows:

                  3.1 Corporate Existence and Power. Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on their businesses and to execute, deliver, and perform its obligations under, this Guaranty and any other Loan Document to which they are a party; (c) is duly qualified as foreign corporations, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of their business requires such qualification or license; and (d) is in compliance with all Laws.

                  3.2 Corporate Authorization; No Contravention. The execution, delivery and performance by Guarantor of this Guaranty and any other Loan Document to which it is party, have been duly authorized by all necessary corporate action, and do not and will not (a) contravene the terms of Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any lien under, any document evidencing any Contractual Obligation to which Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which Guarantor or its property are subject; or (c) violate any Law.

                  3.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Guarantor of this Guaranty or any other Loan Document to which it is a party.

                  3.4 Binding Effect. This Guaranty and each other Loan Document to which Guarantor is a party constitute the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  3.5 Regulated Entities. Guarantor, any Person controlling any Guarantor or any Subsidiary of any Guarantor is not (a) an "Investment Borrower" within the meaning of the Investment Borrower Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur or guarantee indebtedness.

         4. Miscellaneous

                  4.1 Application of Payments on Guaranty. All payments required to be made by Guarantor hereunder shall, unless otherwise expressly provided herein, be made to Administrative Agent for the account of Lenders at Administrative Agent's Office. Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Payments received from Guarantor shall, unless otherwise expressly provided herein, be applied to costs, fees, or other expenses due under the Loan Documents, any interest (including interest due under Section 2.08 of the Credit Agreement, any principal due under the Loan Documents and any other Obligations, in such order as Administrative Agent, with the consent of or at the request of the Required Lenders, shall determine.

                  4.2 Assignments, Participations, Confidentiality. Any Lender may from time to time, without notice to Guarantor and without affecting Guarantor's obligations hereunder, transfer its interest in the Obligations to participants and assignees as provided in the Credit Agreement. Guarantor agrees that each such transfer will give rise to a direct obligation of Guarantor to each such participant and assignee and that each such participant and assignee shall have the same rights and benefits under this Guaranty as it would have if it were a Lender party to the Credit Agreement and this Guaranty. Guarantor agrees that Lenders may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Obligations any and all information in such Lender's possession concerning Guarantor, this Guaranty, and any security for this Guaranty. Guarantor, Administrative Agent and each Lender agree that the provisions of Section 10.08 of the Credit Agreement shall apply to all information identified as "confidential" or "secret" by Guarantor and provided to Administrative Agent or such Lender by Guarantor or any Subsidiary of any Guarantor under this Guaranty or any other Loan Document to which the Guarantor is a party.

                  4.3 Loan Document. This Guaranty is a Loan Document executed and delivered pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. Without limiting the generality of the foregoing, the provisions of Sections 1.02 and 1.03 of the Credit Agreement shall apply to the interpretation and administration of this Guaranty as if such provisions were incorporated herein, with all references to the "Agreement" in such Sections being deemed to be references to this Guaranty.

                  4.4 Waivers; Writing Required. No delay or omission by Administrative Agent or any Lender to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default. Any amendment or waiver of any provision of this Guaranty must be in writing and signed by Guarantor and Administrative Agent, with the written consent of the Required Lenders or all Lenders, in accordance with the terms of Section 10.01 of the Credit Agreement.

                  4.5 Remedies. All rights and remedies provided in this Guaranty and any instrument or agreement referred to herein are cumulative and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

                  4.6 Costs and Expenses. Guarantor agrees to pay or reimburse Administrative Agent and each Lender within five Business Days after demand for all costs and expenses, including Attorney Costs (including allocated costs of Administrative Agent's and each Lender's in-house counsel) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty (including in connection with any "workout" or restructuring regarding amounts due under this Guaranty, and including in any insolvency proceeding or appellate proceeding).

                  4.7 Severability. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement referred to herein shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement referred to herein.

                  4.8 Revocation. Guarantor absolutely, unconditionally, knowingly, and expressly waives any right to revoke this Guaranty as to future Obligations and, in light thereof, all protection afforded Guarantor under
Section 2815 of the California Civil Code. Guarantor fully realizes and understands that, upon execution of this agreement, Guarantor will not have any right to revoke this Guaranty as to any future Obligations and, thus, may have no control over Guarantor's ultimate responsibility for the Obligations. If, contrary to the express intent of this agreement, any such revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that: (a) no such revocation shall be effective until written notice thereof has been received by Lenders and Administrative Agent; (b) no such revocation shall apply to any Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof); (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lenders and Administrative Agent which is, or is believed in good faith by Lenders and Administrative Agent to be, in existence on the date of such revocation; (d) no payment by any other Guarantor or Borrower, or from any other source, prior to the date of such revocation shall reduce the obligations of Guarantor hereunder; and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the obligations, if any, as to which the revocation by Guarantor is effective (and which are not, therefore, guarantied by Guarantor hereunder), and, to the extent so applied, shall not reduce the obligations of Guarantor hereunder.

                  4.09 Notices. All notices or demands by Guarantor or Administrative Agent or Lenders to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile, or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this clause such writing shall be sent to Guarantor, Administrative Agent or Lenders, as applicable, at its address for notices set forth on the signature page hereof in the case of Guarantor or as set forth in the Credit Agreement in the case of Administrative Agent and Lenders, or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions of this Section.

                  4.10 GOVERNING LAW; JURISDICTION AND VENUE.

                           (a)  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY,  AND
CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                           (b) ANY LEGAL  ACTION OR  PROCEEDING  WITH RESPECT TO
THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO. GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF CALIFORNIA.

                  4.11 WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  4.12 Entire Agreement. This Guaranty (a) integrates all the terms and conditions mentioned herein or incidental hereto, (b) supersedes all oral negotiations and prior writings with respect to the subject matter hereof, and (c) is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and any such instrument, agreement and document and as the complete and exclusive statement of the terms agreed to by the parties.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officers as of the day and year first above written.



                                                     CALIFORNIA WATER SERVICE GROUP, a
                                                     Delaware corporation



                                                     By:
                                                             ------------------------------------
                                                     Name:
                                                             ------------------------------------
                                                     Title:
                                                             ------------------------------------

                                                     Notice Information:

                                                     --------------------------------------------

                                                     --------------------------------------------

                                                     --------------------------------------------

Notice Information for
Administrative Agent and Lenders:

Attention:
          ----------------------------------
Telephone:
          ----------------------------------
Facsimile:
          ----------------------------------


                        CALIFORNIA WATER SERVICE COMPANY
                            CERTIFICATE OF SECRETARY

                  I, Paul G. Ekstrom, Secretary of California Water Service Company, a California corporation (the "Company"), with reference to the Credit Agreement, dated as of July 31, 2001 (the "Credit Agreement"), among Company, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), Swing Line Lender and L/C Issuer do hereby certify on behalf of the Company to the Administrative Agent as of the date hereof (terms used herein are used as defined in the Credit Agreement):

                           1.  Attached  hereto as Exhibit A is a true,  correct
and complete copy of the Company's Articles of Incorporation, together with any amendments thereto, as certified by the Secretary of State of the State of California on June 22, 2001. Said Articles are in full force and effect on the date hereof and no amendment to said Articles has been approved by the Board of Directors or shareholders of the Company or filed with the Secretary of State of the State of California since June 22, 2001;

                           2.  Attached  hereto as Exhibit B is a true,  correct
and complete copy of the Bylaws of the Company as in effect on ____________, 2001 and on the date hereof;

                           3.  Attached  hereto as Exhibit C is a true,  correct
and complete copy of resolutions of the Board of Directors of the Company authorizing the transactions contemplated by the Credit Agreement, which resolutions have not been amended or modified and remain in full force and effect;

                           4. No resolution of dissolution  has been approved or
adopted by the shareholders or directors of the Company, nor has any meeting been called for such purpose, nor has any court or other Governmental Authority entered an order of dissolution, nor, to the best of our knowledge, has any certificate of dissolution been entered or proceeding commenced for such purpose; and

                           5. The following  person or persons have been and are
now duly elected and qualified officers of the Company, and on the date hereof do hold the office as set forth opposite his/her name below; the signatures appearing opposite their respective names are the true and authentic signatures of such officers and each of such officers is duly authorized to execute and deliver to the Administrative Agent and the Lenders to the Credit Agreement and the other Loan Documents to which the Company is a party:

      Name                          Office                     Signature
      ----                          ------                     ---------



      -----------------         -----------------          ------------------



      -----------------         -----------------          ------------------

                  IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of July, 2001.



                                     By: ___________________________________
                                         Paul G. Ekstrom
                                         Secretary

                  I, Peter C. Nelson, President and Chief Executive Officer of California Water Services Company, a California corporation, do hereby certify on behalf of the Company that Paul G. Ekstrom is on the date hereof and has been at all times since July 31, 2001, the duly elected or appointed, qualified and acting Secretary of the Company, and the signature set forth above is the genuine signature of said officer.

                  IN WITNESS WHEREOF, I have executed this Certificate as of the 31st day of July, 2001.



                                     By: _______________________________
                                         Peter C. Nelson
                                         President, and Chief Executive Officer

                                   CERTIFICATE



                  Reference is hereby made to that certain Credit Agreement, dated as of July 31, 2001 (the "Credit Agreement"), between Bank of America, N.A., as Swing Line Lender, L/C Issuer (as such terms are defined in the Credit Agreement) and Administrative Agent ("Administrative Agent") for the lenders (the "Lenders"), California Water Service Group, a Delaware corporation ("CWSG") and CWS Utility Services, a California corporation ("CUS"--CWSG and CUS are collectively and severally, the "Company"). Terms not otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

         In connection therewith, the undersigned hereby certifies on behalf of the Company as follows:

         (a) The  representations  and  warranties  of the Company  contained in
Article V of the Credit Agreement are true and correct on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

         (b) There   has  been no event or  circumstance  since  the date of the
Audited Financial Statements which has or could be reasonably expected to have a Material Adverse Effect;

         (c) No Default has occurred and is continuing; and

         (d) The Existing Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released.

         This Certificate is being delivered pursuant to Sections 4.01(a)(vii) and (ix) and 4.02(a) and (b) of the Credit Agreement and may be relied upon by the Administrative Agent, Lenders, Lenders' successors, assigns and legal counsel.

IN WITNESS WHEREOF, the undersigned have executed this Certificate as of July 31, 2001.

                                     California Water Service Group,
                                     a Delaware corporation

                                     By:  _______________________________
                                          Peter C. Nelson
                                          President and Chief Executive Officer

                                     CWS Utility Services,
                                     a California corporation

                                     By:  _______________________________
                                          Peter C. Nelson
                                          President and Chief Executive Officer

                               COMMITTED LOAN NOTE

         $33,350,000.00                                           July 31, 2001


                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Thirty-three Million Three Hundred and Fifty Thousand Dollars ($33,350,000.00), or such lesser principal amount of Committed Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.



                  The Borrower promises to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.



                  This Note is one of the Committed Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Committed Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto.



                  The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.




                                            CALIFORNIA WATER SERVICE COMPANY





                                            By
                                                --------------------------------
                                            Name: Gerald F. Feeney
                                            Title: VP, CFO & Treasurer

                               COMMITTED LOAN NOTE

         $16,650,000.00                                            July 31, 2001



                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Sixteen Million Six Hundred and Fifty Thousand Dollars ($16,650,000.00), or such lesser principal amount of Committed Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.



                  The Borrower promises to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

                  This Note is one of the Committed Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Committed Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto.

                  The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                                CREDIT AGREEMENT

                            Dated as of July 31, 2001

                                      among

                         CALIFORNIA WATER SERVICE GROUP
                                       and
                              CWS UTILITY SERVICES
                                as the Borrowers,

                             BANK OF AMERICA, N.A.,
                   as Administrative Agent, Swing Line Lender
                                       and
                                   L/C Issuer,

                                       and

                         The Other Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC,
                                       as
                    Sole Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS

         Section                                                                                               Page
         -------                                                                                               ----
ARTICLE I.            DEFINITIONS AND ACCOUNTING TERMS............................................................1
         1.01         Defined Terms...............................................................................1
         1.02         Other Interpretive Provisions..............................................................15
         1.03         Accounting Terms...........................................................................15
         1.04         Rounding...................................................................................16
         1.05         References to Agreements and Laws..........................................................16

ARTICLE II.           THE COMMITMENTS AND CREDIT EXTENSIONS......................................................16
         2.01         Committed Loans............................................................................16
         2.02         Borrowings, Conversions and Continuations of Committed Loans...............................17
         2.03         Letters of Credit..........................................................................18
         2.04         Swing Line Loans...........................................................................26
         2.05         Prepayments................................................................................28
         2.06         Reduction or Termination of Commitments....................................................29
         2.07         Repayment of Loans.........................................................................29
         2.08         Interest...................................................................................29
         2.09         Fees.......................................................................................30
         2.10         Computation of Interest and Fees...........................................................30
         2.11         Evidence of Debt...........................................................................30
         2.12         Payments Generally.........................................................................31
         2.13         Sharing of Payments........................................................................33

ARTICLE III.          TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................34
         3.01         Taxes......................................................................................34
         3.02         Illegality.................................................................................35
         3.03         Inability to Determine Rates...............................................................35
         3.04         Increased Cost and Reduced Return; Capital Adequacy; Reserves on  Eurodollar Rate
                      Loans......................................................................................35
         3.05         Funding Losses.............................................................................36
         3.06         Matters Applicable to all Requests for Compensation........................................37
         3.07         Survival...................................................................................37

ARTICLE IV.           CONDITIONS PRECEDENT TO CREDIT EXTENSIONS..................................................37
         4.01         Conditions of Initial Credit Extension.....................................................37
         4.02         Conditions to all Credit Extensions and Conversions and Continuations......................39

ARTICLE V.            REPRESENTATIONS AND WARRANTIES.............................................................40
         5.01         Existence, Qualification and Power; Compliance with Laws...................................40
         5.02         Authorization; No Contravention............................................................40
         5.03         Governmental Authorization.................................................................40
         5.04         Binding Effect.............................................................................40
         5.05         Financial Statements; No Material Adverse Effect...........................................41
         5.06         Litigation.................................................................................41
         5.07         No Default.................................................................................41
         5.08         Ownership of Property; Liens...............................................................41
         5.09         Environmental Compliance...................................................................41
         5.10         Insurance..................................................................................42

                                       i

         5.11         Taxes......................................................................................42
         5.12         ERISA Compliance...........................................................................42
         5.13         Subsidiaries...............................................................................43
         5.14         Margin Regulations; Investment Company Act; Public Utility Holding Company Act.............43
         5.15         Disclosure.................................................................................43

ARTICLE VI.           AFFIRMATIVE COVENANTS......................................................................43
         6.01         Financial Statements.......................................................................43
         6.02         Certificates; Other Information............................................................44
         6.03         Notices....................................................................................45
         6.04         Payment of Obligations.....................................................................45
         6.05         Preservation of Existence, Etc.............................................................45
         6.06         Maintenance of Properties..................................................................46
         6.07         Maintenance of Insurance...................................................................46
         6.08         Compliance with Laws.......................................................................46
         6.09         Books and Records..........................................................................46
         6.10         Inspection Rights..........................................................................46
         6.11         Compliance with ERISA......................................................................47
         6.12         Use of Proceeds............................................................................47
         6.13         Out Of Debt................................................................................47

ARTICLE VII.          NEGATIVE COVENANTS.........................................................................47
         7.01         Liens......................................................................................47
         7.02         Indebtedness...............................................................................48
         7.03         Fundamental Changes........................................................................49
         7.04         Dispositions...............................................................................49
         7.05         Restricted Payments........................................................................50
         7.06         ERISA......................................................................................50
         7.07         Change in Nature of Business...............................................................50
         7.08         Transactions with Affiliates...............................................................50
         7.09         Burdensome Agreements......................................................................51
         7.10         Use of Proceeds............................................................................51

ARTICLE VIII.         EVENTS OF DEFAULT AND REMEDIES.............................................................51
         8.01         Events of Default..........................................................................51
         8.02         Remedies Upon Event of Default.............................................................53

ARTICLE IX.           ADMINISTRATIVE AGENT.......................................................................54
         9.01         Appointment and Authorization of Administrative Agent......................................54
         9.02         Delegation of Duties.......................................................................54
         9.03         Liability of Administrative Agent..........................................................55
         9.04         Reliance by Administrative Agent...........................................................55
         9.05         Notice of Default..........................................................................56
         9.06         Credit Decision; Disclosure of Information by Administrative Agent.........................56
         9.07         Indemnification of Administrative Agent....................................................56
         9.08         Administrative Agent in its Individual Capacity............................................57
         9.09         Successor Administrative Agent.............................................................57

ARTICLE X.            MISCELLANEOUS..............................................................................58
         10.01        Amendments, Etc............................................................................58
         10.02        Notices and Other Communications; Facsimile Copies.........................................59

                                       ii

         10.03        No Waiver; Cumulative Remedies.............................................................60
         10.04        Attorney Costs, Expenses and Taxes.........................................................60
         10.05        Indemnification by the Borrowers...........................................................61
         10.06        Payments Set Aside.........................................................................61
         10.07        Successors and Assigns.....................................................................62
         10.08        Confidentiality............................................................................65
         10.09        Set-off....................................................................................65
         10.10        Interest Rate Limitation...................................................................66
         10.11        Joint and Several Liability of the Borrowers; Waiver of Certain Defenses...................66
         10.12        Counterparts...............................................................................67
         10.13        Integration................................................................................67
         10.14        Survival of Representations and Warranties.................................................68
         10.15        Severability...............................................................................68
         10.16        Foreign Lenders............................................................................68
         10.17        Governing Law..............................................................................69
         10.18        Waiver of Right to Trial by Jury...........................................................69

SCHEDULES

         1.01     Existing Letters of Credit
         2.01     Commitments and Pro Rata Shares
         5.06     Litigation
         5.09     Environmental Matters
         5.13     Subsidiaries and Other Equity Investments
         7.01     Existing Liens
         7.02     Existing Indebtedness
         10.02    Eurodollar and Domestic Lending Offices, Addresses for Notices



EXHIBITS
                  Form of

         A        Committed Loan Notice
         B        Swing Line Loan Notice
         C-1      Committed Loan Note
         C-2      Swing Line Note
         D        Compliance Certificate
         E        Assignment and Acceptance

         This CREDIT AGREEMENT ("Agreement"), dated as of July 31, 2001, is among CALIFORNIA WATER SERVICE GROUP, a Delaware corporation ("CWSG") and CWS UTILITY SERVICES, a California corporation ("CUS" -- CWSG and CUS are each a "Borrower" and are, collectively and severally, the "Borrowers"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer.

         The Borrowers have requested that the Lenders provide a credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In  consideration  of  the  mutual  covenants  and  agreements   herein
contained, the parties hereto covenant and agree as follows:

                  ARTICLE XI. DEFINITIONS AND ACCOUNTING TERMS

         11.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.

         "Affiliate" means, as to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agent-Related Persons" means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitments" has the meaning set forth in the definition of "Commitment."

         "Agreement" means this Credit Agreement.

         "Applicable Rate" means (a) minus 0.50% per annum in the case of Base Rate Loans, (b) plus 1.25% per annum in the case of Eurodollar Rate Loans, and
(c) 1.25% per annum in the case of Letters of Credit.

         "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

         "Assignment  and   Acceptance"   means  an  Assignment  and  Acceptance
substantially in the form of Exhibit E.

         "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         "Audited Financial Statements" means the audited consolidated balance sheet of the CWSG and its Subsidiaries for the fiscal year ended December 1, 2000, and the related consolidated statements of income and cash flows for such fiscal year of CWSG.

         "Bank of America" means Bank of America, N.A.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Committed Loan" means a Committed Loan that is a Base Rate Loan.

         "Base Rate Loan"  means a Loan that  bears  interest  based on the Base
Rate.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" and "Borrowers" each has the meaning set forth in the introductory paragraph hereto.

         "Borrower Account" has the meaning set forth in Section 2.12(h).

         "Borrowing" means a Committed Borrowing or a Swing Line Borrowing, as the context may require.

         "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the applicable offshore Dollar interbank market.

         "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meaning. Each Borrower hereby grants the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a Lien on all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

         "Change of Control" means:

         (a) with respect to CWSG, an event or series of events by which:

                  (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person or its subsidiaries, or any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the equity interests of CWSG; or

                  (ii) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of CWSG cease to be composed of individuals (A) who were members of that board or equivalent governing body on the first day of such period, (B) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (C) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; and

         (b) with respect to CUS, that CUS ceases to be the wholly-owned Subsidiary of CWSG.

         "Closing  Date" means the first date all the  conditions  precedent  in
Section 4.01 are satisfied or waived in accordance with Section 4.01 (or, in the case of Section 4.01(b), waived by the Person entitled to receive the applicable payment).

         "Code" means the Internal Revenue Code of 1986.

         "Commitment" means, as to each Lender, its obligation to (a) make Committed Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed:

                  (x) the  amount  set  forth  opposite  such  Lender's  name on
         Schedule 2.01 under the heading "Pre-JCC Commitment" at any time the JCC Exposure has not been permanently reduced to zero, or

                  (y) the  amount  set  forth  opposite  such  Lender's  name on
         Schedule 2.01 under the heading "Post JCC Commitment" at any time after the JCC Exposure has been permanently reduced to zero,

as such amount, in the case of (x) or (y), may be reduced or adjusted from time to time in accordance with this Agreement (collectively, the "Aggregate Commitments").

         "Committed Borrowing" means a borrowing consisting of simultaneous Committed Loans of the same Type and having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

         "Committed Loan" has the meaning specified in Section 2.01.

         "Committed Loan Note" means a promissory note made by a Borrower in favor of a Lender evidencing Committed Loans made by such Lender, substantially in the form of Exhibit C-1.

         "Committed  Loan Notice"  means a notice of (a) a Committed  Borrowing,
(b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Committed Loans as the same Type, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit D.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Credit Extension" means each of the following: (a) a Committed Borrowing (b) a borrowing of a Swing Line Loan, and (c) an L/C Credit Extension.

         "CUS" has the meaning set forth in the introduction to this Agreement.

         "CWS" means California Water Service Company, a California corporation.

         "CWS Credit Agreement" means the Credit Agreement, dated as of July 31, 2001, between CWS, each lender from time to time party thereto, and Bank of America, N.A., as administrative agent, swing line lender, and letter of credit issuer thereunder.

         "CWSG" has the meaning set forth in the introduction to this Agreement.

         "Debt Rating" means, as of any date of determination, the rating as determined by either S&P or Moody's (collectively, the "Debt Ratings") of CWS's non-credit-enhanced, senior unsecured long-term debt.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means an Event of Default or any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default  Rate" means an interest  rate equal to (a) the Base Rate plus
(b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable
Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

         "Disposition" or "Dispose" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Dollar" and "$" means lawful money of the United States of America.

         "Eligible Assignee" has the meaning specified in Section 10.07(h).

         "Environmental Laws" means all Laws relating to environmental, health, safety and land use matters applicable to any property.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and any regulations issued pursuant thereto.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrowers within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan:

                  (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page 3750 of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Eurodollar Rate Committed Loan" means a Committed Loan that bears interest at a rate based on the Eurodollar Rate.

         "Eurodollar Rate Loan" means a Eurodollar Rate Committed Loan.

         "Event of Default" means any of the events or circumstances specified in Article VIII.

         "Existing Credit Facility" means that certain Business Loan Agreement, dated as of May 3, 1999, among the Borrowers and Bank of America, as amended to the date hereof.

         "Existing  Letters of Credit" means the letters of credit  described in
Schedule 1.01.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letter" has the meaning specified in Section 2.09.

         "Foreign Lender" has the meaning specified in Section 10.15.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranty Obligation" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligees in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligees against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person; provided that the term "Guaranty Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "Indebtedness" means, as to any Person at a particular time, all of the following:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) any direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments;

                  (c) net obligations under any Swap Contract in an amount equal to (i) if such Swap Contract has been closed out, the termination value thereof, or (ii) if such Swap Contract has not been closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Swap Contract;

                  (d) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (e) capital leases and Synthetic Lease Obligations; and

                  (f) all Guaranty Obligations of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person except for customary exceptions acceptable to the Required Lenders. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.05.

         "Indemnitees" has the meaning set forth in Section 10.05.

         "Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan; provided that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each calendar month and the Maturity Date.

         "Interest Period" means (a) as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or (in the case of any Eurodollar Rate Committed Loan) converted to or continued as a Eurodollar Rate Loan and ending on the date one week or one, two, three, six, nine, or twelve months thereafter, as selected by the Borrowers in their Committed Loan Notice; provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the scheduled Maturity Date.

         "IRS" means the United States Internal Revenue Service.

         "JCC" means J.C.C. Homes, a California limited partnership.

         "JCC Credit Agreement" means the Credit Agreement, dated as of July 31, 2001, between JCC, each lender from time to time party thereto (collectively, the "JCC Lenders" and individually, a "JCC Lender"), and Bank of America, N.A., as administrative agent, swing line lender, and letter of credit issuer thereunder.

         "JCC Exposure" means at any time the sum of: (a) all outstanding "Commitments" as defined in the JCC Credit Agreement (the determination of the amount of such commitments to be made assuming that all conditions of lending have been satisfied), (b) the amount of all outstanding "Loans" as defined in the JCC Credit Agreement, and (c) the amount of the "L/C Obligations" as defined in the JCC Credit Agreement.

         "JCC Lender" and "JCC Lenders" have the meaning set forth in the definition of "JCC Credit Agreement."

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Lender, such Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

         "L/C Issuer" means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

         "L/C Obligations" means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

         "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuer and the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such on Schedule 10.02, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent.

         "Letter of Credit" means any letter of credit issued hereunder and shall include the Existing Letters of Credit.

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is 180 days after the Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Sublimit" means an amount equal to the lesser of the Aggregate Commitments and $5,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable.

         "Loan" means an extension of credit by a Lender to the Borrowers  under
Article II in the form of a Committed Loan or a Swing Line Loan.

         "Loan Documents" means this Agreement, each Note, the Fee Letter, each Request for Credit Extension, and each Compliance Certificate.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of CWSG or CWSG and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower of any Loan Document to which it is a party.

         "Maturity Date" means the earliest of (a) April 30, 2003, (b) the "Maturity Date" as defined in the CWS Credit Agreement, and (c) such other date upon which the Commitments may be terminated in accordance with the terms hereof.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

         "Notes" means, collectively, the Committed Loan Notes and the Swing Line Note.

         "Obligations"   means  all   advances   to,  and  debts,   liabilities,
obligations, covenants and duties of, any Borrower arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against any Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the articles of formation and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation, in each case as amended from time to time.

         "Outstanding Amount" means (i) with respect to Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Participant" has the meaning specified in Section 10.07(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Borrower or any ERISA Affiliate or to which any Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "Person"   means  any   individual,   trustee,   corporation,   general
partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture or Governmental Authority.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by any Borrower or any ERISA Affiliate.

         "Pro Rata Share" means, with respect to each Lender, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments set forth opposite the name of such Lender on Schedule 2.01, as such share may be adjusted as contemplated herein.

         "Register" has the meaning set forth in Section 10.07(c).

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Request for Credit Extension" means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit

Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

         "Required Lenders" means, as of any date of determination, at least two Lenders whose Voting Percentages aggregate 51% or more.

         "Responsible Officer" means the president, chief financial officer, treasurer or assistant treasurer of a Borrower. Any document delivered hereunder that is signed by a Responsible Officer of a Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Borrower.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock of CWSG or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or of any option, warrant or other right to acquire any such capital stock.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of CWSG.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

         "Swing Line Borrowing" means a borrowing of a Swing Line Loan.

         "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.04(a).

         "Swing Line Note" means a promissory note made by a Borrower in favor of the Swing Line Lender evidencing Swing Line Loans made by such Lender, substantially in the form of Exhibit C-2.

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

         "Swing Line Sublimit" means an amount equal to the lesser of (a) $1,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Threshold Amount" means $1,000,000.

         "Type" means with respect to a Committed Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Unreimbursed Amount" has the meaning set forth in Section 2.03(c)(i).

         "Voting Percentage" means, as to any Lender, (a) at any time when the Commitments are in effect, such Lender's Pro Rata Share and (b) at any time after the termination of the Commitments, the percentage (carried out to the ninth decimal place) which (i) the sum of (A) the Outstanding Amount of such Lender's Committed Loans, plus (B) such Lender's Pro Rata Share of the Outstanding Amount of L/C Obligations, plus (C) such Lender's Pro Rata Share of the Outstanding Amount of Swing Line Loans, then constitutes of (ii) the Outstanding Amount of all Loans and L/C Obligations; provided that if any Lender has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder, such Lender's Voting Percentage shall be deemed to be -0-, and the respective Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of "Required Lenders" without regard to such Lender's Commitment or the outstanding amount of its Committed Loans, L/C Advances and funded participations in Swing Line Loans, as the case may be.

         11.02 Other Interpretive Provisions.

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                  (ii) Unless otherwise specified herein, Article, Section, Exhibit and Schedule references are to this Agreement.

                  (iii) The term "including" is by way of example and not limitation.

                  (iv) The term  "documents"  includes any and all  instruments,
         documents,  agreements,   certificates,   notices,  reports,  financial
         statements and other writings, however evidenced.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Section headings herein and the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         11.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         11.04 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         11.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and
(b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

               ARTICLE XII. THE COMMITMENTS AND CREDIT EXTENSIONS

         12.01 Committed Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Committed Loan") to the Borrowers from time to time on any Business Day during the period from the Closing Date to the Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided that after giving effect to any Committed Borrowing, (i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         12.02 Borrowings, Conversions and Continuations of Committed Loans.

         (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Committed Loans as the same Type shall be made upon the Borrowers' irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 9:00 a.m., California, (i) three Business Days prior to the requested date of any Committed Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Committed Borrowing of Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrowers. Each Committed Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $1,000,000, a whole multiple of $1,000,000 in excess thereof, or an amount equal to the Aggregate Commitments. Each Committed Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrowers are requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Committed Loans as the same Type, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day),
(iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrowers fail to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made or continued as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrowers request a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of its Pro Rata Share of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrowers, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 10:00 a.m., California time, on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by
(i) crediting the account of any Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by any Borrower; provided that if, on the date of the Committed

Borrowing there are Swing Line Loans and/or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrowers as provided above.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Committed Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be converted immediately to Base Rate Loans.

         (d) The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Eurodollar Rate Committed Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. The Administrative Agent shall notify the Borrowers and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than five Interest Periods in effect with respect to Committed Loans.

         12.03 Letters of Credit.

         (a) The Letter of Credit Commitment.

                  (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of any Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of any Borrower; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Outstanding Amount of all L/C Obligations and all Loans would exceed the Aggregate Commitments, (y) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans would exceed such Lender's Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers' ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

                           (B) subject to Section 2.03(b)(iii),  the expiry date
                  of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

                           (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date;

                           (D) the  issuance  of such  Letter  of  Credit  would
                  violate one or more policies of the L/C Issuer;

                           (E) such Letter of Credit is not a standby  letter of
                  credit; or

                           (F) such Letter of Credit is to be  denominated  in a
                  currency other than Dollars.

                  (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

         (b) Procedures for Issuance and Amendment of Letters of Credit; Evergreen Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of any Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of such Borrower. Such L/C Application must be received by the L/C Issuer and the Administrative Agent not later than 9:00 a.m., California time, at least two Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from a Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of such Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a participation in such Letter of Credit in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Letter of Credit.

                  (iii) If a Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in it sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Evergreen Letter of Credit"); provided that any such Evergreen Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, a Borrower shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Evergreen Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to a date not later than the Letter of Credit Expiration Date; provided that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the Business Day immediately preceding the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Lender or a Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. Notwithstanding anything to the contrary contained herein, the L/C Issuer shall have no obligation to permit the renewal of any Evergreen Letter of Credit at any time.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c) Drawings and Reimbursements; Funding of Participations.

                  (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall notify the Borrowers and the Administrative Agent thereof. Not later than 9:00 a.m., California time, on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrowers shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrowers fail to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and such Lender's Pro Rata Share thereof. In such event, the Borrowers shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 12:30 p.m., California time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Committed Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

                  (iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of the L/C Issuer.

                  (v) Each Lender's obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including
         (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrowers to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d) Repayment of Participations.

                  (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment related to such Letter of Credit (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned, each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         (e) Obligations Absolute. The obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing and each drawing under a Letter of Credit that is refinanced by a Borrowing of Committed Loans, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrowers may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower.

         The Borrowers shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with any Borrower's instructions or other irregularity, the Borrowers will immediately notify the L/C Issuer. The Borrowers shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrowers from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of
Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by the L/C
Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g) Cash Collateral. Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrowers shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount).

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance shall apply to each commercial Letter of Credit.

         (i) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit equal to the Applicable Rate times the actual daily maximum amount available to be drawn under each Letter of Credit. Such fee for each Letter of Credit shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date.

         (k) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrowers shall pay directly to the L/C Issuer for its own account a fronting fee in an amount with respect to each Letter of Credit equal to 1/8 of 1% per annum on the daily maximum amount available to be drawn thereunder, due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. In addition, the Borrowers shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

         (l) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

         12.04 Swing Line Loans.

         (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a "Swing Line Loan") to the Borrowers from time to time on any Business Day during the period from the Closing Date to the Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Outstanding Amount of Committed Loans of the Swing Line Lender in its capacity as a Lender of Committed Loans, may exceed the amount of such Lender's Commitment; provided that after giving effect to any Swing Line Loan, (i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment, and provided, further, that the Swing Line Lender shall not make any Swing Line Loan to refinance an outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04; provided that the Swing Line Lender may terminate or suspend the Swing Line at any time in its sole discretion upon notice to the Borrowers. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Swing Line Loan.

         (b) Borrowing Procedures. Unless the Swing Line Lender has notified the Borrowers that the Swing Line has been terminated or suspended as provided in
Section 2.04(a), each Swing Line Borrowing shall be made upon the Borrowers' irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 11:00 a.m., California time, on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrowers. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 12:00 noon, California time, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 1:00 p.m., California time, on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrowers at its office by crediting the account of any Borrower on the books of the Swing Line Lender in immediately available funds.

         (c) Refinancing of Swing Line Loans.

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrowers (which hereby irrevocably requests the Swing Line Lender to act on its behalf), that each Lender make a Committed Base Rate Loan in an amount equal to such Lender's Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in accordance with the requirements  of  Section  2.02,  without  regard  to the  minimum  and multiples  specified  therein  for the  principal  amount  of Base Rate
         Loans,  but  subject  to  the  unutilized   portion  of  the  Aggregate
         Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrowers with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 11:00 a.m., California time, on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Committed Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                  (ii) If for any reason any Committed Borrowing cannot be requested in accordance with Section 2.04(c)(i) or any Swing Line Loan cannot be refinanced by such a Committed Borrowing, the Committed Loan Notice submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its participation in the relevant Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

                  (iii)  If  any  Lender   fails  to  make   available   to  the
         Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Lender's obligation to make Committed Loans or to purchase and fund participations in Swing Line Loans pursuant to this
         Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. Any such purchase of participations shall not relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

         (d) Repayment of Participations.

                  (i) At any time after any Lender has purchased and funded a participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation was outstanding and funded) in the same funds as those received by the Swing Line Lender.

                  (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

         (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Lender funds its Committed Base Rate Loan or participation pursuant to this Section 2.04 to refinance such Lender's Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

         (f) Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

         12.05 Prepayments.

         (a) The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 9:00 a.m., California time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Committed Loans, and (B) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurodollar Rate Committed Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Pro Rata Shares.

         (b) The Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 11:00 a.m., California time, on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (c) If for any reason the Outstanding Amount of all Loans and L/C Obligations at any time exceeds the Aggregate Commitments then in effect, the Borrowers shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

         12.06 Reduction or Termination of Commitments. The Borrowers may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the Aggregate Commitments to an amount not less than the then Outstanding Amount of all Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Commitments. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

         12.07 Repayment of Loans.

         (a) The Borrowers shall repay to the Lenders on the Maturity Date the aggregate principal amount of Committed Loans outstanding on such date.

         (b) The Borrowers shall repay each Swing Line Loan on the earlier to occur of (i) the date five Business Days after such Loan is made and (ii) the Maturity Date.

         12.08 Interest.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

         (b) While any Event of Default exists or after acceleration, the Borrowers shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         12.09 Fees. In addition to other fees payable hereunder, the Borrowers shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, in the amounts and at the times specified in the letter agreement, dated July 31, 2001 (the "Fee Letter"), between the Borrowers and the Administrative Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever.

         12.10 Computation of Interest and Fees. Computation of all interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         12.11 Evidence of Debt.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Loans and L/C Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of such Lender shall control. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans may be evidenced by a Committed Loan Note and/or a Swing Line Note, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         (b) In addition to the accounts and records  referred to in  subsection
(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control.

         12.12 Payments Generally.

         (a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 10:00 a.m., California time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 10:00 a.m., California time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

         (d) Unless the Borrowers or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrowers or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrowers or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

                  (i) if the Borrowers fail to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds, at the Federal Funds Rate from time to time in effect; and

                  (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrowers to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Committed Loan, included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrowers, and the Borrowers shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.

         (e) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (f) The obligations of the Lenders hereunder to make Committed Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Committed Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or purchase its participation.

         (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         (h) On each date when a payment of any principal, interest or fees is due hereunder or under any Note, CWSG shall maintain on deposit in an ordinary checking account maintained by CWSG with Agent (as such account shall be designated by notice from Borrower to Agent from time to time ("Borrower Account")), an amount sufficient to pay such principal, interest or fees in full. Each Borrower hereby authorizes Agent (i) to deduct automatically the amounts of all principal, interest, or fees when due hereunder or under the Notes from the Borrower Account and (ii) if and to the extent any payment under this Agreement or any other Loan Document is not made when due, to deduct automatically any such amount from any or all of the deposit accounts of any Borrower maintained with Agent. Agent shall promptly notify Borrowers of any automatic deduction made pursuant to this Section 2.12(h).

         12.13 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loan or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09 with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                                  ARTICLE XIII.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         13.01 Taxes.

         (a) Any and all payments by the Borrowers to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its net

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

income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions, (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrowers shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrowers agree to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrowers shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrowers shall also pay to the Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies as necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) The Borrowers agree to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection
(d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

         13.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable offshore Dollar market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate

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

Committed Loans to Eurodollar Rate Committed Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrowers shall also pay interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         13.03 Inability to Determine Rates. If the Administrative Agent determines in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the applicable offshore Dollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for such Eurodollar Rate Loan, or (c) the Eurodollar Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly notify the Borrowers and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Committed Borrowing, conversion or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

         13.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section
3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c)), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such

Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) The Borrowers shall pay to each Lender, as long as such Lender shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrowers shall have received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

         13.05 Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrowers;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Committed Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable offshore Dollar interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Committed Loan was in fact so funded.

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

         13.06 Matters Applicable to all Requests for Compensation. A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         13.07 Survival. All of the Borrowers' obligations under this Article III shall survive termination of the Commitments and payment in full of all the other Obligations.

             ARTICLE XIV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         14.01 Conditions of Initial Credit Extension. The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

         (a) Unless waived by all the Lenders (or by the Administrative Agent with respect to immaterial matters or items specified in clause (v) or (vi) below with respect to which the Borrowers have given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Closing Date), the Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Borrower, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                  (i) executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrowers;

                  (ii) Committed Loan Notes executed by the Borrowers in favor of each Lender requesting such a Note, each in a principal amount equal to such Lender's Commitment;

                  (iv) a Swing Line Note executed by the Borrowers in favor of the Swing Line Lender (if it requests such a Note) in the principal amount of the Swing Line Sublimit;

                  (v) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Borrower is a party;

                  (vi) such evidence as the Administrative Agent may reasonably require to verify that each Borrower is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Borrower's Organization Documents, certificates of good standing and/or qualification to engage in business and tax clearance certificates;

                  (vii) a certificate signed by a Responsible Officer of the Borrowers certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied and (B) that there has been no event or circumstance since the date of the Audited Financial Statements which has or could be reasonably expected to have a Material Adverse Effect;

                  (viii) an opinion of counsel to each Borrower in form and substance satisfactory to the Administrative Agent;

                  (ix) evidence that the Existing Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released; and

                  (x) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

         (b) Any fees required to be paid on or before the Closing Date shall have been paid.

         (c) Unless waived by the Administrative Agent, the Borrowers shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

         14.02   Conditions  to  all  Credit   Extensions  and  Conversions  and
Continuations. The obligation of each Lender to honor any Request for Credit Extension is subject to the following conditions precedent:

         (a) The  representations  and warranties of the Borrowers  contained in
Article V, or which are contained in any document furnished at any time under or in connection herewith, shall be true and correct on and as of the date of such Credit Extension, conversion or continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default shall exist, or would result from such proposed Credit Extension, conversion or continuation.

         (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

         (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Required Lenders reasonably may require.

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

         Each Request for Credit Extension submitted by the Borrowers shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                   ARTICLE XV. REPRESENTATIONS AND WARRANTIES

         Each of the Borrowers represents and warrants to the Administrative Agent and the Lenders that:

         15.01 Existence, Qualification and Power; Compliance with Laws. Each Borrower (a) is a corporation duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws, except in each case referred to in clause (c) or this clause (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         15.02 Authorization; No Contravention. The execution, delivery and performance by each Borrower of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any Law.

         15.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of this Agreement or any other Loan Document.

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

         15.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been duly executed and delivered by each Borrower that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Borrower, enforceable against each Borrower that is party thereto in accordance with its terms.

         15.05 Financial Statements; No Material Adverse Effect.

         (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of CWSG and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of CWSG and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness in accordance with GAAP consistently applied throughout the period covered thereby.

         (b) Since the date of the Audited Financial Statements, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect.

         15.06 Litigation. Except as specifically disclosed in Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrowers after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or any of its Subsidiaries or against any of their properties or revenues which (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         15.07 No Default. Neither any Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation which could be reasonably expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         15.08 Ownership of Property; Liens. Each of the Borrower and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, have a Material Adverse Effect. As of the Effective Date, the property of each Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

         15.09 Environmental Compliance. Each of the Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrowers have reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims would not, individually or in the aggregate, have a Material Adverse Effect.

         15.10 Insurance. The properties of each of the Borrowers and its Subsidiaries are insured with financially sound and reputable insurance
companies  not  Affiliates  of  the  Borrowers,   in  such  amounts,  with  such
deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Borrower or its Subsidiaries operate.

         15.11 Taxes. Each of the Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

         15.12 ERISA Compliance.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrowers, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrowers and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could be reasonably expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur;
(ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrowers nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         15.13 Subsidiaries. As of the Closing Date, the Borrowers have no Subsidiaries other than those specifically disclosed in Part (a) of Schedule
5.13 and has no equity investments in any other corporation or entity other than those specifically disclosed in Part(b) of Schedule 5.13.

         15.14 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

         (a) The Borrowers are not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board), or extending credit for the purpose of purchasing or carrying margin stock.

         (b) None of the Borrowers, any Person controlling the Borrowers, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         15.15 Disclosure. No statement, information, report, representation, or warranty made by any Borrower in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Borrower in connection with any Loan Document contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                       ARTICLE XVI. AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrowers shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

         16.01 Financial Statements. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required
Lenders:

         (a) as soon as available, but in any event within 90 days after the end of each fiscal year of each Borrower, a consolidated balance sheet of such Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions not reasonably acceptable to the Required Lenders; and

         (b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of each Borrower, a consolidated and consolidating balance sheet of such Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income and cash flows for such fiscal quarter and for the portion of such Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of such Borrower as fairly presenting the financial condition, results of operations and cash flows of such Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

         16.02 Certificates; Other Information. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

         (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or, if any such Default shall exist, stating the nature and status of such event;

         (b) concurrently with the delivery of the financial statements of the Borrowers referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrowers;

         (c) promptly after requested by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrowers by independent accountants in connection with the accounts or books of the Borrowers or any Subsidiary, or any audit of any of them;

         (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of each Borrower, and copies of all annual, regular, periodic and special reports and registration statements which any Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and

         (e) promptly, such additional information regarding the business, financial or corporate affairs of any Borrower or any Subsidiary of any Borrower as the Administrative Agent, at the request of any Lender, may from time to time request.

         16.03 Notices. Promptly notify the Administrative Agent:

         (a) of the occurrence of any Default;

         (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of any

Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between any Borrower or any Subsidiary and any
Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

         (c) of any litigation, investigation or proceeding affecting any Borrower in which the amount involved exceeds the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, could be reasonably expected to have a Material Adverse Effect;

         (d) of the occurrence of any ERISA Event; and

         (e) of any material change in accounting policies or financial reporting practices by any Borrower or any Subsidiary.

         Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrowers setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and proposes to take with respect thereto. Each notice pursuant to Section
6.03(a) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

         16.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Borrowers or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         16.05 Preservation of Existence, Etc. Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in a transaction permitted by Section
7.03 or 7.04; and preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         16.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted;
(b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

         16.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrowers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

         16.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws applicable to it or to its business or property, except in such instances in which (i) such requirement of Law is being contested in good faith or a bona fide dispute exists with respect thereto; or (ii) the failure to comply therewith could not be reasonably expected to have a Material Adverse Effect.

         16.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrowers or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrowers or such Subsidiary, as the case may be.

         16.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrowers; provided that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice.

         16.11 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         16.12 Use of Proceeds. Use the proceeds of the Credit Extensions for working capital and other general corporate purposes not in contravention of any Law or of any Loan Document.

         16.13 Out Of Debt. Not have any Borrowings outstanding for at least 30 consecutive days during the period from July 16, 2001, to December 31, 2001, and during each calendar year thereafter.

                        ARTICLE XVII. NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrowers shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         17.01 Liens. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

         (a) Liens pursuant to any Loan Document;

         (b) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(b);

         (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

         (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

         (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

         (h) Liens securing judgments for the payment of money in an aggregate amount not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer has acknowledged in writing its obligation to cover), unless any such judgment remains undischarged for a period of more than 30 consecutive days during which execution is not effectively stayed; and

         (i) Liens securing Indebtedness permitted under Section 7.02(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition.

         17.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a) Indebtedness under the Loan Documents;

         (b) Indebtedness  outstanding on the date hereof and listed on Schedule
7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

         (c) Guaranty  Obligations of the Borrowers or any Subsidiary in respect
of  Indebtedness   otherwise   permitted  hereunder  of  the  Borrowers  or  any
wholly-owned Subsidiary;

         (d) obligations (contingent or otherwise) of the Borrowers or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

         (e) Indebtedness in respect of capital leases and purchase money obligations for fixed or capital assets within the limitations set forth in
Section 7.01(i); provided that the aggregate amount of such Indebtedness at any one time outstanding shall not exceed $1,000,000; and

         (f) Any Unsecured Indebtedness.

         17.03 Fundamental Changes. Merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, or acquire all or substantially all of the assets of any Person, except that, so long as no Default exists or would result therefrom:

         (a) any Subsidiary may merge with (i) CWSG, provided that CWSG shall be the continuing or surviving Person, or (ii) any one or more Subsidiaries, provided that when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person;

         (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to a Borrower or to another Subsidiary; provided that if the seller in such a transaction is a wholly-owned Subsidiary, then the purchaser must also be a wholly-owned Subsidiary; and

         (c) any Borrower or any Subsidiary of any Borrower may merge with (so long as (x) CWSG is the surviving Person in a transaction involving CWSG, (y) CUS is the surviving

Person in a transaction involving CUS and not CWSG, and such Subsidiary is the surviving Person in a transaction not involving the Borrowers), or acquire all or substantially all of the assets of another Person; provided that the total consideration given by Borrower or its Subsidiaries (whether by expenditures or other transfers of property, by incurrence or assumption of Indebtedness, or by any other means) in connection with any such transaction or related series of transactions does not exceed $5,000,000.

         17.04 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

         (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

         (b) Dispositions of inventory and other property in the ordinary course of business;

         (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property or (iii) the Board of Directors or senior management of the applicable Borrower or such Subsidiary has determined in good faith that the failure to replace such property will not be detrimental to the business of such Borrower or such Subsidiary; and

         (d) Dispositions of property by any Subsidiary to the Borrowers or to a wholly-owned Subsidiary.

         17.05 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

         (a) each Subsidiary may make Restricted Payments to the Borrowers and to wholly-owned Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Borrowers and any Subsidiary and to each other owner of capital stock of such Subsidiary on a pro rata basis based on their relative ownership interests);

         (b) CWSG may declare and make dividend payments or other distributions payable solely in its common stock;

         (c) CWSG may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

         (d) CUS may declare or pay cash dividends to CWSG; and

         (e) so long as no Default has occurred and is continuing, CWSG may declare or pay cash dividends to its shareholders.

         17.06 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could be reasonably expected to have a Material Adverse Effect.

         17.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrowers and their Subsidiaries on the date hereof.

         17.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrowers, other than arm's-length transactions with Affiliates that are otherwise permitted hereunder.

         17.09 Burdensome Agreements. Enter into any Contractual Obligation that limits the ability (a) of any Subsidiary to make Restricted Payments to the Borrowers or to otherwise transfer property to the Borrowers or (b) of the Borrowers or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person.

         17.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

                 ARTICLE XVIII. EVENTS OF DEFAULT AND REMEDIES

         18.01 Events of Default. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The Borrowers fail to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or
(ii) within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any commitment or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. The Borrowers fail to perform or observe any term, covenant or agreement contained in any of Section 6.05 or 6.13 or Article VII; or

         (c) Other Defaults. Any Borrower fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 10 days; or

         (d) Representations and Warranties. Any representation or warranty made or deemed made by the Borrowers herein, in any other Loan Document, or in any document delivered in connection herewith or therewith proves to have been incorrect when made or deemed made; or

         (e)  Cross-Default.  (i) (A) Any Borrower or any Subsidiary  (including
JCC) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guaranty Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) any Borrower or any Subsidiary (excluding JCC) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guaranty Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity, or such Guaranty
Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Borrower or any Subsidiary (excluding JCC) is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Borrower or any Subsidiary of any Borrower (other than JCC) is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Borrower or Subsidiary as a result thereof is greater than the Threshold Amount; or

         (f) Insolvency Proceedings, Etc. Any Borrower or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

         (g) Inability to Pay Debts; Attachment. (i) Any Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

         (h) Judgments.  There is entered against any Borrower or any Subsidiary
(i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or
(ii) any non-monetary final judgment that has, or would reasonably be expected to have, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10

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

consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

         (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) any Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

         (j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

         (k) Change of Control. There occurs any Change of Control; or

         (l) Debt Ratings. CWS's Debt Ratings with Moody's shall be lower than Baa3 or CWS's Debt Ratings with S&P shall be lower than BBB-; or

         (m) Restrictive Covenant. CWSG shall directly or indirectly agree to any arrangement whereby the ability of any of its Subsidiaries' ability to pay dividends to CWSG is restricted or CWS shall directly or indirectly agree to any arrangement whereby its ability to pay dividends to CWSG is restricted; or

         (n) Material Adverse Effect. There occurs any event or circumstance that has a Material Adverse Effect.

         18.02 Remedies Upon Event of Default. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

         (c) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

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

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided that upon the  occurrence of any event  specified in subsection  (f) of
Section 8.01, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

                                  ARTICLE XIX.
                              ADMINISTRATIVE AGENT

         19.01 Appointment and Authorization of Administrative Agent.

         (a) Each Lender hereby irrevocably (subject to Section 9.09) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Required Lenders to act for the L/C Issuer with respect thereto; provided that the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

         19.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-

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

in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         19.03 Liability of Administrative  Agent. No Agent-Related Person shall
(a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Borrower or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any Affiliate thereof.

         19.04 Reliance by Administrative Agent.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the

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

Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         19.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or any Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

         19.06 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Borrowers or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         19.07 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Borrower and without limiting the obligation of any Borrower to do
so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no

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

Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

         19.08 Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Borrowers and their respective Affiliates as though Bank of America were not the Administrative Agent or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Borrower or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the L/C Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         19.09 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrowers at all times other than during the existence of an Event of Default (which consent of the Borrowers shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrowers, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.03 and 10.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted

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

appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

                                   ARTICLE XX.
                                  MISCELLANEOUS

         20.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers or any other Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Borrower, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and by the Borrowers, and acknowledged by the Administrative Agent, do any of the following:

         (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02);

         (b) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document; provided that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrowers to pay interest at the Default Rate;

         (d) change the percentage of the Aggregate Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

         (e) change the Pro Rata Share or Voting Percentage of any Lender; or

         (e) amend this Section, or Section 2.13, or any provision herein providing for consent or other action by all the Lenders;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Swing

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

Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

         20.02 Notices and Other Communications; Facsimile Copies.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02; or, in the case of the Borrowers, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuer and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.02, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Borrowers, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

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

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         20.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         20.04 Attorney Costs, Expenses and Taxes. The Borrowers agree (a) to pay or reimburse the Administrative Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

         20.05 Indemnification by the Borrowers. Whether or not the transactions contemplated hereby are consummated, the Borrowers agree to indemnify, save and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Administrative Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Borrower, any Affiliate of any Borrower or any of their respective officers or

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directors; (b) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Obligations and the resignation or removal of the Administrative Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or
relating  to,  the  Loan  Documents,   any  predecessor   loan  documents,   the
Commitments, the use or contemplated use of the proceeds of any Credit Extension, or the relationship of any Borrower, the Administrative Agent and the Lenders under this Agreement or any other Loan Document; (c) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection
(a) or (b) above; and (d) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including Attorney Costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

         20.06 Payments Set Aside. To the extent that any Borrower makes a payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         20.07 Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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

         (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of outstanding Swing Line, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.07, 10.04 and 10.05). Upon request, the Borrowers (at their expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all

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or a portion  of its  Commitment  and/or  the  Loans  (including  such  Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the
Administrative  Agent and the other  Lenders  shall  continue to deal solely and
directly  with  such  Lender  in  connection   with  such  Lender's  rights  and
obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant or (ii) reduce the principal, interest, fees or other amounts payable to such Participant. Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section
10.15 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) If the consent of the Borrowers to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 10.07(b)), the Borrowers shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrowers prior to such fifth Business Day.

         (h) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural Person) approved by the

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         Administrative  Agent,  in the case of any  assignment  of a  Committed
         Loan, the L/C Issuer, the Swing Line Lender and, unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed).

                  "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         (i) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days' notice to the Borrowers and the Lenders, resign as L/C Issuer and/or (ii) upon five Business Days' notice to the Borrowers, terminate the Swing Line. In the event of any such resignation as L/C Issuer or termination of the Swing Line, the Borrowers shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or the termination of the Swing Line, as the case may be. Bank of America shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America terminates the Swing Line, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Committed Loans or fund participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

         20.08 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit

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

derivative transaction relating to obligations of the Borrowers; (g) with the consent of the Borrowers; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrowers; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received from the Borrowers relating to the Borrowers or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         20.09 Set-off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrowers or any other Borrower, any such notice being waived by the Borrowers (on its own behalf and on behalf of each Borrower) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Borrowers against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

         20.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         20.11 Joint and Several Liability of the Borrowers; Waiver of Certain Defenses.

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        (a) The  obligations  of each Borrower to pay all the  Obligations  is a direct, primary, separate, joint and several, and independent obligation, is not in whole or in part a surety relationship, is absolute and unconditional, and is not dependent in whole or in part upon the obligations of the other Borrower. Each Borrower is liable to the Administrative Agent and the Lenders for the entire amount of the Obligations, and a separate action may be brought against such Borrower whether such action is brought against the other Borrower or any guarantor or whether the other Borrower or any such guarantor is joined in such action. Each Borrower's liability hereunder is immediate and not contingent upon the exercise or enforcement by the Administrative Agents or the Lenders of whatever remedies they may have against the other Borrower or any guarantor, or the enforcement of any lien or realization upon any security the Administrative Agent or the Lenders may at any time possess. Any release which may be given by the Administrative Agent and the Lenders to any Borrower or any guarantor shall not release the other Borrower. The Administrative Agent and the Lenders shall be under no obligation to marshall any assets of any Borrower or any guarantor in favor of the other Borrower or against or in payment of any or all of the Obligations.

        (b) To the maximum extent permitted by applicable law, each Borrower hereby waives, solely in respect of any claims or defenses which such Borrower might otherwise have by reason of being determined to be a surety for or guarantor of the obligations of the other Borrower with respect to the
Obligations:

               (i) any rights to assert against the Administrative Agent or the Lenders any defense (legal or equitable), set-off, counterclaim, or claim which such Borrower may now or at any time hereafter have against the other Borrower or any guarantor;

               (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor or the legal liability of the other Borrower or any guarantor or any claim that any of the Obligations (whether for principal, interest, costs, expenses, or otherwise and whether incurred or accruing pre- or post petition in any bankruptcy or other insolvency case or proceeding) is not an allowable claim in any such bankruptcy or other insolvency case or proceeding with respect to the other Borrower or any guarantor;

               (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or the Lenders, including any defense based upon an election of remedies by the Administrative Agent or the Lenders under the provisions of Section 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction;

               (iv) any defense based on any alteration, impairment or release of the Obligations or any security therefor, whether or not resulting from any act or failure to act by the Administrative Agent or the Lenders; and

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

               (v) any right to require the Administrative Agent or the Lenders to institute suit against the other Borrower or any guarantor or to exhaust any rights and remedies which the Administrative Agent or the Lenders has or may have against the other Borrower or any guarantor.

         (c) Without notice to or by any Borrower and without affecting or impairing the obligations of such Borrower hereunder, the Administrative Agent and the Lenders may, by action or inaction, compromise or settle, extend the period of duration or time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Loan Documents or may grant other indulgences to the other Borrower or any guarantor in respect thereof, or may agree to amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Documents, or may, by action or inaction, release or substitute any guarantor, if any, of the Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Obligations or any guaranty of the Obligations, or any portion thereof.

         20.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         20.13 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         20.14 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         20.15 Severability. Any provision of this Agreement and the other Loan Documents to which any Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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

         20.16 Foreign Lenders. Each Lender that is a "foreign corporation, partnership or trust" within the meaning of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrowers pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrowers pursuant to this Agreement) or such other evidence satisfactory to the Borrowers and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrowers and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrowers pursuant to this Agreement, (b) promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrowers make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

         20.17 Governing Law.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF CALIFORNIA applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN SANTA CLARA COUNTY OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWERS, THE ADMINISTRATIVE Agent AND EACH LENDER CONSENTS, FOR ITSELF AND IN

RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWERS, THE ADMINISTRATIVE Agent AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWERS, THE ADMINISTRATIVE Agent AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         20.18 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                                     CALIFORNIA WATER SERVICE GROUP



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------



                                                     CWS UTILITY SERVICES



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------



                                                     BANK OF AMERICA, N.A., as
                                                     Administrative Agent



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------



                                                     BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing
                                                     Line Lender



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------

                                       68



                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------


                                                                   SCHEDULE 1.01

                           EXISTING LETTERS OF CREDIT

                                      None

                                                                                                      SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES

                   Lender                        Pre-JCC Commitment      Post JCC Commitment       Pro Rata Share
--------------------------------------------- -------------------------- --------------------- -----------------------
Bank of America, N.A.                                     $1,625,812.50         $6,670,000.00           66.700000000%

Wells Fargo Bank, National Association                      $811,687.50         $3,330,000.00           33.300000000%


Total                                                     $2,437,500.00        $10,000,000.00          100.000000000%


                                       1

                                                                   SCHEDULE 5.06

                                   LITIGATION

         For the past 12 years a resident of Palos Verdes Peninsula has brought numerous actions against CWS seeking the right to an easement across CWS's property so that he may develop this adjacent property. He claims access across CWS's property would be a benefit to his property although he does have access from another direction. Several judgements have been issued in favor of CWS. Since the claimant, a gentleman named Leper, is an attorney he can appeal court decisions at little cost. CWS has been represented by McCutchen, Doyle, Brown & Emerson in the matter.

         In  December   1997,   CWS  along  with  the  City  of  Stockton   (the
"Contractors") filed a lawsuit against the Stockton East Water District ("SEWD"). The Contractors take 98% of SEWD's wholesale potable water production. SEWD also serves treated water to agricultural customers. Under a contract to enable SEWD to meet its financial obligations, the Contractors are required to pay specific Base Monthly Payments that as of June 30, 1997 had generated $5.4 million in surplus funds. The Contractors contend that a portion of these funds have been or will be used for purposes other than to meet SEWD's agreed financial obligations. Presently, all parties to the lawsuit have entered into a Stipulated Preliminary Injunction. A favorable settlement is anticipated.

         CWS is involved from time to time in other immaterial legal matters.

                                                                   SCHEDULE 5.09

                              ENVIRONMENTAL MATTERS

         The State of California's Department of Toxic Substances Control ("DTSC") alleged in 1995 that CWS is a potential responsible party for cleanup of a toxic contamination plume in the Chico, California, groundwater. The DTSC has prepared a draft report titled "Preliminary Nonbinding Allocation of Financial Responsibility" for the cleanup which asserts that CWS's share should be 10 percent. The DTSC estimates the total cleanup cost to be $8.69 million. The toxic spill occurred when cleaning solvents, which were discharged into the city's sewer system by local dry cleaners, leaked into the underground water supply due to breaks in the sewer pipes. The DTSC contends that CWS's responsibility stems from its operation of wells in the surrounding vicinity that caused the contamination plume to spread. CWS denies any responsibility for the contamination or the resulting cleanup and intends to vigorously resist any action that may be brought against it. CWSG believes that it has insurance coverage for this claim and that if it were ultimately held responsible for a portion of the cleanup costs, there would not be a material adverse effect on CWSG's financial position or results of operations.

         CWS has been notified that certain parties in the Marysville district intend to file a lawsuit naming CWS as one of several defendants for damages alleged to have occurred in the Marysville district due to MTBE contamination in CWS's water. The notification did not specify a dollar amount. CWS believes it is covered by insurance in such a matter and will tender the claim to its insurance carrier. CWS further believes that the gas station operator in this case (Exxon) is the ultimate responsible party.

                                                                   SCHEDULE 5.13

                                  SUBSIDIARIES
                          AND OTHER EQUITY INVESTMENTS

         Part (a) Subsidiaries

         Following are the subsidiaries of CWSG:

                  1. California Water Service Company

                  2. Washington Water Service Company

                  3. New Mexico Water Service Company

                  4. CWS Utility Services

         Part (b) Other Equity Investments

                  o None

                                                                   SCHEDULE 7.01

                                 EXISTING LIENS

         As of June 30, 2001, the following first mortgage bonds and senior notes were outstanding at CWS:



                                                 Series     Interest Rate       Maturity         Balance

                  First Mortgage Bonds:               J          8.86%            2023         $4,000,000
                               Secured                K          6.94%            2012          5,000,000
                                                      P         7.875%            2002          2,580,000
                                                      S          8.50%            2003          2,595,000
                                                     BB          9.48%            2008         13,230,000
                                                     CC          9.86%            2020         18,600,000
                                                     DD          8.63%            2022         19,200,000
                                                     EE          7.90%            2023         19,300,000
                                                     FF          6.95%            2023         19,300,000
                                                     GG          6.98%            2023         19,300,000
                                                                                             ------------
                                                                                             $123,105,000
                                                                                             ------------

                          Senior Notes:                  A          7.28%           2025       $20,000,000
                             Unsecured                   B          6.77%           2028        20,000,000
                                                         C          8.15%           2030        20,000,000
                                                                                                ----------
                                                                                               $60,000,000
                                                                                               -----------

All first mortgage bonds are obligations of CWS and are held by institutional investors and secured by substantially all of CWS's utility plant. The unsecured senior notes are also obligations of CWS. They are held by institutional investors and require interest-only payments until maturity.

         CoBank                   8.25%                  $1,326,152

Secured obligation of Washington Water Service Company. In 1999, CWSG acquired South Sound Utility Company in Olympia, Washington. In the transaction, CWSG assumed the obligations to CoBank. CWSG is a guarantor of these obligations which are secured by the utility plant of the South Sound operation. In 2000, South Sound Utility and Harbor Water Company were merged to for Washington Water Service Company. In the merger, the security for the South Sound obligations to CoBank were inadvertently assigned to Columbia Bank. Washington Water Company is working with the banks to resolve this matter. Both banks are aware of the issue by correspondence and telephone conversations and are agreeable to working out a solution.

         Columbia Bank           5.74% to 9.5%       2001-11          $1,815,842

Secured obligation of Washington Water Service Company. In 1999, California Water Service Group acquired Harbor Water Company in Olympia, Washington. In the transaction, CWSG assumed the obligations to Columbia Bank. CWSG is a guarantor of these obligations which are secured by the utility plant of the South Sound operation.

                                                                   SCHEDULE 7.02

                              EXISTING INDEBTEDNESS

                                  Interest Rate     Maturity       Balance
                                  -------------     --------       -------

California Department of            3.0% to
Water Resources loans               7.4%            2011-32      $3,461,000

The Department of Water Resources ("DWR") loans were financed under the California Safe Drinking Water Bond Act. Repayment of principal and interest on the DWR loans is through a surcharge on customer bills.



City of Los Altos                   16%             2001            $71,000

The obligation to the City of Los Altos was incurred in about 1986 when CWS acquired from the city the North Los Altos Water system.



Ford Motor Company                  1.9% to 5.9%    2002-04         $66,397

Obligations of the Washington Water Service Company for vehicle financing.



Advances for Construction           zero            up to 40 yrs   $108,357,105

All but $686,356 of this amount is an obligation of CWS. The $686,356 is an obligation of Washington Water. Advances are payable to developers for water systems installed by the developers and deeded to the water company. Virtually all of the advances in California are paid in equal annual installments over 40 years without interest. The Washington obligations are payable over shorter periods averaging 10-years.

In addition,  the obligations of Washington Water Service Company  referenced in
Schedule 7.01 are outstanding.

                                                                  SCHEDULE 10.02

                    EURODOLLAR AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES

CALIFORNIA WATER SERVICE GROUP
CWS UTILITY SERVICES
All Notices:
California Water Service Group
CWS Utility Services
1720 North First Street
San Jose, CA 95112-4598
         Attn:    Vice President and Chief Financial Officer
         Telephone: (408) 367-8263
         Facsimile: (408) 367-8430
         Electronic Mail:  bsoldwisch@calwater.com
                           gfeeney@calwater.com
                           cbreed@calwater.com

BANK OF AMERICA
Administrative Agent's Office and Bank of America's Lending Office (for payments and Requests for Credit Extensions): Bank of America, N.A.
CA4-706-05-09
1850 Gateway Boulevard
Concord CA  94520
Attn:    Candice Serrano
         Telephone:  925-675-8367
         Facsimile:  888-969-2419
         Electronic Mail:  candice.serrano@bankofamerica.com
Account Name: Corporate FTA
Account No.:  3750836479
Ref:  California Water Service Company
ABA# 111000012

L/C Issuer:
Bank of America, N.A.
Trade Operations-Los Angeles #22621
333 S. Beaudry Avenue, 19th Floor
Mail Code:  CA9-703-19-23
Los Angeles, CA 90017-1466
Attn:    Sandra Leon
         Vice President
         Telephone:  213.345.5231
         Facsimile:  213.345.6694
         Electronic Mail:  Sandra.Leon@bankofamerica.com

Other Notices as Administrative Agent:
Bank of America, N.A.
Commercial Agency Management
WA1-501-37-20
800 Fifth Avenue, Floor 37
Seattle WA  98104
Attn:    Dora A. Brown
         Vice President
         Telephone: 206-358-0101
         Facsimile:  206-358-0971
         Electronic Mail: dora.a.brown@bankofamerica.com

Other Notices as a Lender:
Bank of America, N.A.
Bay Area Commercial Banking
530 Lytton Avenue
Palo Alto, CA  94301
Attn:    Chris P. Giannotti
         Senior Vice President
         Telephone: (650) 853-4694
         Facsimile: (650) 853-4529
         Electronic Mail: chris.giannotti@bankofamerica.com

WELLS FARGO BANK, NATIONAL ASSOCIATION

Requests for Credit Extensions:
Wells Fargo Bank, N.A.
201 Third Street 8th Floor
San Francisco, CA. 94103
Attn:    Cindy Dunn
         Telephone: 415-477-5431
         Facsimile:  415-979-0675
         Electronic Mail: Cynthiad@wellsfargo.com
Account No.2712-507201
Ref: California Water Service Company
ABA# 121-000-248

Notices (other than Requests for Credit Extensions):
Wells Fargo Bank, N.A.
121 Park Center Plaza
San Jose, Ca. 95113
         Attn:    Kevin Herr
         Telephone:  408-277-6185
         Facsimile:  408-295-0639
         Electronic Mail: zherr@wellsfargo.com

                                                                                                         EXHIBIT A

                          FORM OF COMMITTED LOAN NOTICE

                                                                                          Date:  ___________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain  Credit  Agreement,  dated as of July
31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among California Water Service Group, a Delaware corporation ("CWSG") and CWS Utility Services, a California corporation
("CUS" -- CWSG and CUS are each a "Borrower" and are, collectively and severally, the "Borrowers"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line
Lender.

         The undersigned hereby requests (select one):

           A Borrowing of Committed Loans                       A conversion or continuation of Loans

         1.       On                                                    (a Business Day).
                     --------------------------------------------------

         2.       In the amount of $                                  .
                                    ----------------------------------

         3.       Comprised of                                        .
                               ---------------------------------------
                                 [Type of Committed Loan requested]

         4.       For Eurodollar Rate Loans:  with an Interest Period of         months.
                                                                         -------

         The Committed Borrowing requested herein shall be applied as provided in Section 2.02(b)[ and complies with the proviso to the first sentence of
Section 2.01 of the Agreement].

                                                     CALIFORNIA WATER SERVICE GROUP



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------



                                                     CWS UTILITY SERVICES



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------

                                                                                                          EXHIBIT B

                         FORM OF SWING LINE LOAN NOTICE

                                                                                          Date:  ___________, _____

To:      Bank of America, N.A., as Swing Line Lender
         Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain  Credit  Agreement,  dated as of July
31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among California Water Service Group ("CWSG"), CWS Utility Services ("CUS" -- CWSG and CUS each being a "Borrower" and collectively and severally the "Borrowers"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and
Swing Line Lender.

         The undersigned hereby requests a Swing Line Loan:

         1.       On                                                    (a Business Day).
                     --------------------------------------------------

         2.       In the amount of $                                  .
                                    ----------------------------------

         The  Swing  Line   Borrowing   requested   herein   complies  with  the
requirements  of the first proviso to the first  sentence of Section  2.04(a) of the Agreement.

                                                     CALIFORNIA WATER SERVICE GROUP



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------



                                                     CWS UTILITY SERVICES



                                                     By
                                                         ----------------------------------------------------------
                                                     Name:
                                                            -------------------------------------------------------
                                                     Title:
                                                           --------------------------------------------------------

                                                                     EXHIBIT C-1

                           FORM OF COMMITTED LOAN NOTE

$
 ----------------------------------                      -----------------------

         FOR VALUE RECEIVED, the undersigned (the "Borrowers"), hereby jointly and severally promise to pay to the order of _____________________________ (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of __________________Dollars ($____________), or such lesser principal amount of Committed Loans (as defined in such Credit Agreement) due and payable by the Borrowers to the Lender on the Maturity Date under that certain Credit Agreement, dated as of ________________________, _______ (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Borrowers jointly and severally promise to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Committed Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Committed Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto.

         Each of the Borrowers, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                                       CALIFORNIA WATER SERVICE GROUP



                                       By
                                           -------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                             -----------------------------------



                                       CWS UTILITY SERVICES



                                       By
                                           -------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                             -----------------------------------

                COMMITTED LOANS AND PAYMENTS WITH RESPECT THERETO

                                                                              Amount of        Outstanding
                                                                             Principal or       Principal
                       Type of Loan     Amount of Loan   End of Interest    Interest Paid      Balance This
       Date                Made              Made             Period          This Date            Date        Notation Made By
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                       3

                                                                     EXHIBIT C-2

                             FORM OF SWING LINE NOTE

$______________________________                         ________________________


         FOR VALUE RECEIVED, the undersigned (the "Borrowers"), hereby jointly and severally promise to pay to the order of _________________________ ("Swing Line Lender"), on the date when due in accordance with the Credit Agreement referred to below, the aggregate principal amount of each Swing Line Loan from time to time made by the Swing Line Lender to the Borrowers under that certain Credit Agreement, dated as of ________________________, _______ (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Borrowers jointly and severally promise to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.

         All payments of principal and interest shall be made to the Swing Line Lender in Dollars in immediately available funds at its Lending Office.

         If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is the Swing Line Note referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Swing Line Loans made by the Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by Swing Line Lender in the ordinary course of business. The Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Swing Line Loans and payments with respect thereto.

         Each of the Borrowers, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                                       CALIFORNIA WATER SERVICE GROUP



                                       By
                                           -------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                             -----------------------------------



                                       CWS UTILITY SERVICES




                                       By
                                           -------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                             -----------------------------------

               SWING LINE LOANS AND PAYMENTS WITH RESPECT THERETO

                                              Amount of Principal or        Outstanding Principal
       Date           Amount of Loan Made    Interest Paid This Date          Balance This Date            Notation Made By
-------------------- ---------------------- --------------------------- ------------------------------ -------------------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                       3

                                                                       EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE

                                        Financial Statement Date: _____________,

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among California Water Service Group, a Delaware corporation ("CWSG") and CWS Utility Services, a California corporation ("CUS" -- CWSG and CUS are each a "Borrower" and are, collectively and severally, the "Borrowers"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrowers, and that, as such, he/she is authorized to execute and deliver this Certificate to the
Administrative Agent on the behalf of the Borrowers, and that:

            [Use following for fiscal year-end financial statements]

         1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrowers ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

           [Use following for fiscal quarter-end financial statements]

         1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrowers ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of each Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrowers during the accounting period covered by the attached financial statements.

         3. During the four fiscal quarter period ending at such date, Borrowers had no Loans outstanding for at least 30 consecutive days during the period beginning on __________ and ending on ____________.

         4. A review of the activities of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrowers performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]

         [to the best knowledge of the undersigned during such fiscal period, the Borrowers performed and observed each covenant and condition of the Loan Documents applicable to it.]

                                     --or--

         [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]


         IN WITNESS WHEREOF, the undersigned has executed this Certificate as
of                    ,             .
   -------------------  ------------

                                      CALIFORNIA WATER SERVICE GROUP



                                      By
                                          -------------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                            -----------------------------------



                                      CWS UTILITY SERVICES




                                      By
                                          -------------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                            -----------------------------------

                                                                       EXHIBIT E

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among California Water Service Group, a Delaware corporation ("CWSG") and CWS Utility Services, a California corporation ("CUS" -- CWSG and CUS are each a "Borrower" and are, collectively and severally, the "Borrowers"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The assignor identified on the signature page hereto (the "Assignor") and the assignee identified on the signature page hereto (the "Assignee") agree as follows:

         1. (a) Subject to paragraph 11,  effective as of the date  specified on
Schedule 1 hereto (the "Effective Date"), the Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, the interest described on Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Agreement.

         (b) From and after the Effective Date, (i) the Assignee shall be a party under the Agreement and will have all the rights and obligations of a Lender for all purposes under the Loan Documents to the extent of the Assigned Interest and be bound by the provisions thereof, and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Agreement to the extent of the Assigned Interest. The Assignor and/or the Assignee, as agreed by the Assignor and the Assignee, shall deliver, in immediately available funds, any applicable assignment fee required under Section 10.07(b) of the Agreement.

         2. On the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Interest as agreed upon by the Assignor and the Assignee.

         3. From and after the Effective Date, the Administrative Agent shall make all payments under the Agreement and the Notes, if any, in respect of the Assigned Interest (including all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement and such Notes, if any, for periods prior to the Effective Date directly between themselves.

         4. The Assignor represents and warrants to the Assignee that:

                  (a) The Assignor is the legal and beneficial owner of the Assigned Interest, and the Assigned Interest is free and clear of any adverse claim;

                  (b) the Assigned Interest listed on Schedule 1 accurately and completely sets forth the Outstanding Amount of all Loans and L/C Obligations relating to the Assigned Interest as of the Effective Date;

                  (c) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection in connection herewith or therewith; and

                  (d) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignor.

         The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of its Affiliates or the performance by the Borrowers or any of its Affiliates of their respective obligations under the Loan Documents, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

         5. The Assignee represents and warrants to the Assignor and the Administrative Agent that:

                  (a) it is an Eligible Assignee;

                  (b) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental
         Authority,   is  required  in  connection  in  connection  herewith  or therewith;

                  (c) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignee;

                  (d) under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrowers with respect to any payments to be made to the Assignee hereunder or under any Loan Document, and unless otherwise indicated in the space opposite the Assignee's signature below, no tax forms described in Section 10.15 of the Agreement are required to be delivered by the Assignee; and

                  (e) the Assignee has received a copy of the Agreement, together with copies of the most recent financial statements of the Borrowers delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee has independently and without reliance upon the Assignor or the Administrative Agent and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee will, independently and without reliance upon the Administrative Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement.

         6. The Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

         7. If either the Assignee or the Assignor desires a Note to evidence its Loans, it shall request the Administrative Agent to procure a Note from the Borrowers.

         8. The Assignor and the Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance.

         9. This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that the Assignee shall not assign its rights or obligations hereunder without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

         10. This Assignment and Acceptance may be executed by facsimile signatures with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the state specified in the Section of the Agreement entitled "Governing Law."

         11. The effectiveness of the assignment described herein is subject to:

         (a) if such consent is required by the Agreement, receipt by the Assignor and the Assignee of the consent of the Administrative Agent, the L/C Issuer and the Swing Line Lender and/or the Borrowers to the assignment described herein. By delivering a duly executed and delivered copy of this Assignment and Acceptance to the Administrative Agent, the Assignor and the Assignee hereby request any such required consent and request that the Administrative Agent register the Assignee as a Lender under the Agreement effective as of the Effective Date; and

         (b) receipt by the Administrative Agent of (or other arrangements acceptable to the Administrative Agent with respect to) any applicable assignment fee referred to in Section 10.07(b) of the Agreement and any tax forms required by Section 10.15 of the Agreement.

         By signing below, the Administrative Agent agrees to register the Assignee as a Lender under the Agreement, effective as of the Effective Date with respect to the Assigned Interest, and will adjust the registered Pro Rata Share of the Assignor under the Agreement to reflect the assignment of the Assigned Interest.

         12. Attached hereto as Schedule 2 is all contact, address, account and other administrative information relating to the Assignee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                         Assignor:
                                         [Name of Assignor]



                                         By:
                                              ----------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                 -------------------------------


                                         Assignee:
                                         [Name of Assignee]

[ ]  Tax forms required by               By:
     Section 10.15 of the Agreement           ----------------------------------
     included
                                         Name:
                                                --------------------------------

                                         Title:
(Signatures continue)                            -------------------------------

In accordance with and subject to Section 10.07 of the Credit Agreement, the undersigned consent to the foregoing assignment as of the Effective Date:

CALIFORNIA WATER SERVICE GROUP



By
    -------------------------------------------------
Name:
       ----------------------------------------------
Title:
      -----------------------------------------------



CWS UTILITY SERVICES




By
    -------------------------------------------------
Name:
       ----------------------------------------------
Title:
      -----------------------------------------------


BANK OF AMERICA, N.A.,
as Administrative Agent, L/C Issuer and
Swing Line Lender


By:
     ------------------------------------------------
      Title:

                                         SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE

                              THE ASSIGNED INTEREST

Effective Date: ______________________

                                            Type and amount of outstanding
        Assigned Commitment                     Obligations assigned                Assigned Pro Rata Share
------------------------------------ ------------------------------------------- ------------------------------

 $                                     [type] $                                                         %
  -----------------------                      ---------------------------       -----------------------

                                       1

                                         SCHEDULE 2 TO ASSIGNMENT AND ACCEPTANCE

                             ADMINISTRATIVE DETAILS

(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                               COMMITTED LOAN NOTE

$6,670,000.00                                                     July 31, 2001

         FOR VALUE RECEIVED, the undersigned (the "Borrowers"), hereby jointly and severally promise to pay to the order of BANK OF AMERICA, N.A. (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Six Million Six Hundred Seventy Thousand and 00/100 Dollars ($6,670,000.00), or such lesser principal amount of Committed Loans (as defined in such Credit Agreement) due and payable by the Borrowers to the Lender on the Maturity Date under that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Borrowers jointly and severally promise to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Committed Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Committed Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto.

         Each of the Borrowers, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                                         CALIFORNIA WATER SERVICE GROUP



                                         By
                                             -----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                               ---------------------------------



                                         CWS UTILITY SERVICES



                                         By
                                             -----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                               ---------------------------------

                               COMMITTED LOAN NOTE

$3,330,000.00                                                      July 31, 2001

         FOR VALUE RECEIVED, the undersigned (the "Borrowers"), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Three Million Three Hundred Thirty Thousand and 00/100 Dollars ($3,330,000.00), or such lesser principal amount of Committed Loans (as defined in such Credit Agreement) due and payable by the Borrowers to the Lender on the Maturity Date under that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Borrowers jointly and severally promise to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Committed Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Committed Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto.

         Each of the Borrowers, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                                       CALIFORNIA WATER SERVICE GROUP



                                       By
                                           -------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                             -----------------------------------



                                       CWS UTILITY SERVICES



                                       By
                                           -------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                             -----------------------------------

                                    GUARANTY

         This GUARANTY, dated as of July 31, 2001, is by CALIFORNIA WATER SERVICE GROUP, a Delaware corporation ("Guarantor"), in favor of Lenders (as below defined) and BANK OF AMERICA, N.A., as Administrative Agent, (in such capacity, "Administrative Agent") for the financial institutions ("Lenders") from time to time party to that certain Credit Agreement, dated as of July 31, 2001 (as amended, the "Credit Agreement"), among CALIFORNIA WATER SERVICE
COMPANY,  a  California  corporation  ("Borrower"),  Lenders and  Administrative
Agent.

                                    Recitals

         A. Borrower, Administrative Agent, and Lenders entered into a Credit Agreement.

         B. Lenders are willing to make certain Loans to Borrower as provided in the Credit Agreement on the condition (among others) that Guarantor enters into this Guaranty.

         C. Guarantor, as the parent corporation of Borrower, will derive substantial and direct benefits (which benefits are hereby acknowledged by Guarantor) from the Loans and other benefits to be provided to the Borrower under the Credit Agreement.

         D. In order to induce Lenders to make such Loans available to Borrower as provided in the Credit Agreement, and for other valuable consideration, Guarantor issues this Guaranty.

         1. Definitions. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings given to them from time to time in the Credit Agreement. References to Lenders or any Lender herein shall include Administrative Agent, Swing Line Lender and L/C Issuer in their capacities as a Lender.

         2. Guaranty.

                  2.1 Guaranty. Guarantor hereby, jointly and severally, irrevocably, absolutely, and unconditionally guarantees the full and punctual payment or performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of the Obligations, including Obligations in respect of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or the operation of Sections 502(b) and 506(b) of the Bankruptcy Code. This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Administrative Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower (or any other Person) before or as a condition to the obligations of the Guarantor hereunder. Administrative Agent or any Lender may permit the indebtedness of Borrower to Administrative Agent or any Lender to include indebtedness other than the Obligations, and may apply any amounts received from any source, other than from Guarantor, to that portion of Borrower's indebtedness to Administrative Agent or any Lender which is not a part of the Obligations.

                  2.2 Obligations Independent. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower or any other guarantor be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder.

                  2.3 Limit of Liability. Notwithstanding anything to the contrary contained herein:

                           (a) Guarantor shall be liable  hereunder only for the
largest amount that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or comparable provisions of any applicable state law; provided that such amount shall be presumed to be the entire amount of the Obligations. If, Guarantor claims that Guarantor's liability hereunder is less than the entire amount of the Obligations, Guarantor shall have the burden of proving, by clear and convincing evidence, that Guarantor's liability hereunder should be so limited since the information concerning, and the circumstances of, the financial condition of Guarantor are more readily available to and are under the control of Guarantor.

                           (b) All payments received by Administrative  Agent or
any Lender from any Person other than a Guarantor on account of the Obligations shall be deemed as having been applied to that portion, if any, of the Obligations which, pursuant to this Section 2.3, are in excess of the amounts guaranteed hereunder.

                  2.4 Authorization of Renewals, Etc. Guarantor authorizes Administrative Agent and each Lender, without notice or demand and without affecting its liability hereunder, from time to time:

                           (a)  to  renew,  compromise,  extend,  accelerate  or
otherwise change the time for payment, or otherwise change the terms, of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of the Credit Agreement or any other Loan Document;

                           (b) to receive and hold  security  for the payment of
this Guaranty or the Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

                           (c) to apply  such  security  and direct the order or
manner of sale thereof as Administrative Agent, or any Lender, as the case may be, in its or their discretion may determine; and

                           (d) to release or  substitute  any one or more of any
endorsers or guarantors of the Obligations.

         Guarantor further agrees the performance or occurrence of any of the acts or events described in clauses (a), (b), (c), and (d) above with respect to indebtedness or other obligations of Borrower, other than the Obligations, to Administrative Agent or any Lender, shall not affect the liability of Guarantor hereunder.

                  2.5 Waiver of Certain Rights. Guarantor waives any right to require Administrative Agent or any Lender:

                           (a) to proceed against  Borrower or any other Person,
including any other Guarantor;

                           (b) to proceed  against or exhaust any  security  for
the Obligations or any other indebtedness of Borrower to Administrative Agent or any Lender; or

                           (c) to  pursue  any other  remedy  in  Administrative
Agent's or any such Lender's power whatsoever.

                  2.6 Waiver of Certain Defenses.

                           (a) Guarantor waives any defense arising by reason of
any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor relief proceeding, or from any other cause, including any such defense or cessation of liability arising from or as a result of any claim of fraudulent transfer or preference, or any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower. Guarantor waives any defense arising by reason of any statute of limitations affecting the liability of Borrower. Guarantor waives all rights and defenses arising out of an election of remedies by Administrative Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure (if applicable) or other applicable law, and all rights or defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Obligations pursuant to the antideficiency laws or other laws of the State of California (or other applicable jurisdiction) limiting or discharging the Obligations. Guarantor waives any benefit of, and any right to participate in, any security or other guaranty now or hereafter held by Administrative Agent or any Lender securing the Obligations.

                           (b) Until  the  Obligations  shall  have been paid in
full,  even  though  the  Obligations  are in  excess of  Guarantor's  liability hereunder, Guarantor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and waives any benefit of and any right to participate in any security now or hereafter held by Administrative Agent or any Lender.

                           (c) Guarantor  understands and  acknowledges  that if
Administrative Agent or any Lender forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantor may have to seek reimbursement, contribution, or indemnification from Borrower or others based on any right Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty. Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Guarantor's rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guaranty even though Administrative Agent or any Lender may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agrees that Guarantor will not assert that defense in any action or proceeding which Administrative Agent or any Lender may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by Guarantor in this Guaranty include any right or defense that Guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that Lenders are relying on this waiver in making the Loans and extending other financial accommodations giving rise to the obligations, and that this waiver is a material part of the consideration which Lenders are receiving for creating the Obligations.

                           (d) Guarantor waives any rights and defenses that are
or may become available to it by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

                           (e) Guarantor  waives all rights and defenses that it
may have because any of the indebtedness is secured by real property. This means, among other things: (i) Administrative Agent or any Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Administrative Agent or any Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Administrative Agent or any Lender may collect from Guarantor even if Administrative Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that any Guarantor may have because any of the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                           (f) Guarantor waives any right or defense it may have
at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

                           (g) No provision or waiver in this Guaranty  shall be
construed as limiting the generality of any other waiver contained in this Guaranty.

                  2.7 Waiver of Presentments, Etc. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Obligations or any other indebtedness of Borrower to Administrative Agent or any Lender.

                  2.8 Information Relating to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that neither Administrative Agent nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

                  2.9 Right of Setoff. In addition to any rights and remedies of Administrative Agent and Lenders provided by law, if Guarantor has failed to make any payment due hereunder upon demand, Administrative Agent and Lenders are authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by Guarantor to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Administrative Agent or such Lender to or for the credit or the account of Guarantor against any and all obligations of Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not Administrative Agent or such Lender shall have made demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each Lender agrees promptly to notify Guarantor and Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 2.8 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                  2.10 Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including, but not limited to, obligations to Guarantor as subrogee of Administrative Agent or any Lender or resulting from Guarantor's performance under this Guaranty, are hereby fully subordinated in time and priority of payment to the Obligations and all other indebtedness of Borrower to Administrative Agent or any Lender. Such obligations of Borrower to Guarantor if the Requisite Lenders so request shall be enforced and performance received by Guarantor as trustee for Administrative Agent and Lenders and the proceeds thereof shall be paid over to Administrative Agent and Lenders on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

                  2.11 Reinstatement of Guaranty. If any payment or transfer of any interest in property by Borrower to Administrative Agent or any Lender in fulfillment of any Obligation is rescinded or must at any time (including after the return or cancellation of this Guaranty) be returned, in whole or in part, by Administrative Agent or any Lender to Borrower or any other Person, upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

                  2.12 Powers.

                           (a) It is not necessary for  Administrative  Agent or
any Lender to inquire into the powers of Borrower or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                           (b)  Guarantor  authorizes  Administrative  Agent and
Lenders to verify or check any information given by Guarantor to Administrative Agent or any Lender, check Guarantor's credit references, and obtain credit reports.

                  2.13 Taxes.

                           (a) Any and all  payments by Guarantor to each Lender
or Administrative Agent under this Guaranty shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Guarantor shall pay all Other Taxes.

                           (b) If  Guarantor  shall be required by law to deduct
or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or Administrative Agent, then:

                                    (i) the sum payable  shall be  increased  as
necessary  so that,  after  making  all  required  deductions  and  withholdings
(including deductions and withholdings applicable to additional sums payable under this Section), such Lender or Administrative Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                                    (ii)  Guarantor  shall make such  deductions
and withholdings;

                                    (iii)  Guarantor  shall pay the full  amount
deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                                    (iv) Guarantor shall also pay to such Lender
or Administrative Agent for the account of such Lender at the time interest is paid, Further Taxes in the amount that such Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

                           (c)  Guarantor  agrees to indemnify and hold harmless
each Lender and Administrative Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that Administrative Agent or any Lender specifies as necessary to preserve the after-tax yield Administrative Agent or such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or Administrative Agent makes written demand therefor.

                           (d) Within 30 days  after the date of any  payment by
Guarantor of Taxes, Other Taxes or Further Taxes, Guarantor shall furnish to each Lender or Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or Administrative Agent.

                           (e) For purposes of this  Section,  (i) "Taxes" means
any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and Administrative Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or Administrative Agent, as the case may be, is organized or maintains a lending office; (ii) "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Guaranty; and (iii) "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to this Section.

                  2.14 Waiver of Subrogation. Until the Obligations have been indefeasibly paid in full, Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against Borrower arising from the existence or performance of this Guaranty and Guarantor waives any right to enforce any remedy which Administrative Agent or any Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Administrative Agent or any Lender secured the Obligations.

         3. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and each Lender as follows:

                  3.1 Corporate Existence and Power. Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on their businesses and to execute, deliver, and perform its obligations under, this Guaranty and any other Loan Document to which they are a party; (c) is duly qualified as foreign corporations, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of their business requires such qualification or license; and (d) is in compliance with all Laws.

                  3.2 Corporate Authorization; No Contravention. The execution, delivery and performance by Guarantor of this Guaranty and any other Loan Document to which it is party, have been duly authorized by all necessary corporate action, and do not and will not (a) contravene the terms of Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any lien under, any document evidencing any Contractual Obligation to which Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which Guarantor or its property are subject; or (c) violate any Law.

                  3.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Guarantor of this Guaranty or any other Loan Document to which it is a party.

                  3.4 Binding Effect. This Guaranty and each other Loan Document to which Guarantor is a party constitute the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  3.5 Regulated Entities. Guarantor, any Person controlling any Guarantor or any Subsidiary of any Guarantor is not (a) an "Investment Borrower" within the meaning of the Investment Borrower Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur or guarantee indebtedness.

         4. Miscellaneous

                  4.1 Application of Payments on Guaranty. All payments required to be made by Guarantor hereunder shall, unless otherwise expressly provided herein, be made to Administrative Agent for the account of Lenders at Administrative Agent's Office. Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Payments received from Guarantor shall, unless otherwise expressly provided herein, be applied to costs, fees, or other expenses due under the Loan Documents, any interest (including interest due under Section 2.08 of the Credit Agreement, any principal due under the Loan Documents and any other Obligations, in such order as Administrative Agent, with the consent of or at the request of the Required Lenders, shall determine.

                  4.2 Assignments, Participations, Confidentiality. Any Lender may from time to time, without notice to Guarantor and without affecting Guarantor's obligations hereunder, transfer its interest in the Obligations to participants and assignees as provided in the Credit Agreement. Guarantor agrees that each such transfer will give rise to a direct obligation of Guarantor to each such participant and assignee and that each such participant and assignee shall have the same rights and benefits under this Guaranty as it would have if it were a Lender party to the Credit Agreement and this Guaranty. Guarantor agrees that Lenders may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Obligations any and all information in such Lender's possession concerning Guarantor, this Guaranty, and any security for this Guaranty. Guarantor, Administrative Agent and each Lender agree that the provisions of Section 10.08 of the Credit Agreement shall apply to all information identified as "confidential" or "secret" by Guarantor and provided to Administrative Agent or such Lender by Guarantor or any Subsidiary of any Guarantor under this Guaranty or any other Loan Document to which the Guarantor is a party.

                  4.3 Loan Document. This Guaranty is a Loan Document executed and delivered pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. Without limiting the generality of the foregoing, the provisions of Sections 1.02 and 1.03 of the Credit Agreement shall apply to the interpretation and administration of this Guaranty as if such provisions were incorporated herein, with all references to the "Agreement" in such Sections being deemed to be references to this Guaranty.

                  4.4 Waivers; Writing Required. No delay or omission by Administrative Agent or any Lender to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default. Any amendment or waiver of any provision of this Guaranty must be in writing and signed by Guarantor and Administrative Agent, with the written consent of the Required Lenders or all Lenders, in accordance with the terms of Section 10.01 of the Credit Agreement.

                  4.5 Remedies. All rights and remedies provided in this Guaranty and any instrument or agreement referred to herein are cumulative and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

                  4.6 Costs and Expenses. Guarantor agrees to pay or reimburse Administrative Agent and each Lender within five Business Days after demand for all costs and expenses, including Attorney Costs (including allocated costs of Administrative Agent's and each Lender's in-house counsel) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty (including in connection with any "workout" or restructuring regarding amounts due under this Guaranty, and including in any insolvency proceeding or appellate proceeding).

                  4.7 Severability. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement referred to herein shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement referred to herein.

                  4.8 Revocation. Guarantor absolutely, unconditionally, knowingly, and expressly waives any right to revoke this Guaranty as to future Obligations and, in light thereof, all protection afforded Guarantor under
Section 2815 of the California Civil Code. Guarantor fully realizes and understands that, upon execution of this agreement, Guarantor will not have any right to revoke this Guaranty as to any future Obligations and, thus, may have no control over Guarantor's ultimate responsibility for the Obligations. If, contrary to the express intent of this agreement, any such revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that: (a) no such revocation shall be effective until written notice thereof has been received by Lenders and Administrative Agent; (b) no such revocation shall apply to any Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof); (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lenders and Administrative Agent which is, or is believed in good faith by Lenders and Administrative Agent to be, in existence on the date of such revocation; (d) no payment by any other Guarantor or Borrower, or from any other source, prior to the date of such revocation shall reduce the obligations of Guarantor hereunder; and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the obligations, if any, as to which the revocation by Guarantor is effective (and which are not, therefore, guarantied by Guarantor hereunder), and, to the extent so applied, shall not reduce the obligations of Guarantor hereunder.

                  4.09 Notices. All notices or demands by Guarantor or Administrative Agent or Lenders to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile, or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this clause such writing shall be sent to Guarantor, Administrative Agent or Lenders, as applicable, at its address for notices set forth on the signature page hereof in the case of Guarantor or as set forth in the Credit Agreement in the case of Administrative Agent and Lenders, or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions of this Section.

                  4.10 GOVERNING LAW; JURISDICTION AND VENUE.

                           (a)  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY,  AND
CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                           (b) ANY LEGAL  ACTION OR  PROCEEDING  WITH RESPECT TO
THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO. GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF CALIFORNIA.

                  4.11 WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  4.12 Entire Agreement. This Guaranty (a) integrates all the terms and conditions mentioned herein or incidental hereto, (b) supersedes all oral negotiations and prior writings with respect to the subject matter hereof, and (c) is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and any such instrument, agreement and document and as the complete and exclusive statement of the terms agreed to by the parties.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officers as of the day and year first above written.



                                                     CALIFORNIA WATER SERVICE GROUP, a
                                                     Delaware corporation



                                                     By:
                                                          ---------------------------------------
                                                     Name:
                                                          ---------------------------------------
                                                     Title:
                                                             ------------------------------------

                                                     Notice Information:




Notice Information for
Administrative Agent and Lenders:

Attention:
          ----------------------------------
Telephone:
          ----------------------------------
Facsimile:
          ----------------------------------


                         CALIFORNIA WATER SERVICE GROUP
                            CERTIFICATE OF SECRETARY

                  I, Paul G. Ekstrom, Secretary of California Water Service Group, a Delaware corporation (the "Company"), with reference to the Credit Agreement, dated as of July 31, 2001 (the "Credit Agreement"), among Company, CWS Utility Services, a California corporation, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), Swing Line Lender and L/C Issuer do hereby certify on behalf of the Company to the Administrative Agent as of the date hereof (terms used herein are used as defined in the Credit Agreement):

                           3.  Attached  hereto as Exhibit A is a true,  correct
and complete copy of the Company's Articles of Incorporation, as certified by the Secretary of State of the State of Delaware on June 21, 2001. Said Articles are in full force and effect on the date hereof and no amendment to said Articles has been approved by the Board of Directors or shareholders of the Company or filed with the Secretary of State of the State of Delaware since June 21, 2001;

                           4.  Attached  hereto as Exhibit B is a true,  correct
and complete copy of the Bylaws of the Company as in effect on July 31, 2001 and on the date hereof;

                           3.  Attached  hereto as Exhibit C is a true,  correct
and complete copy of resolutions of the Board of Directors of the Company authorizing the transactions contemplated by the Credit Agreement, which resolutions have not been amended or modified and remain in full force and effect;

                           4. No resolution of dissolution  has been approved or
adopted by the shareholders or directors of the Company, nor has any meeting been called for such purpose, nor has any court or other Governmental Authority entered an order of dissolution, nor, to the best of our knowledge, has any certificate of dissolution been entered or proceeding commenced for such purpose; and

                           5. The following  person or persons have been and are
now duly elected and qualified officers of the Company, and on the date hereof do hold the office as set forth opposite his/her name below; the signatures appearing opposite their respective names are the true and authentic signatures of such officers and each of such officers is duly authorized to execute and deliver to the Administrative Agent and the Lenders the Credit Agreement and the other Loan Documents to which the Company is a party:



         Name                          Office                   Signature
         ----                          ------                   ---------


      -----------------         -----------------          ------------------

      -----------------         -----------------          ------------------

                  IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of July, 2001.



                                      By: ___________________________________
                                          Paul G. Ekstrom
                                          Secretary

                  I, Peter C. Nelson, President and Chief Executive Officer of California Water Service Group, a Delaware corporation, do hereby certify on behalf of the Company that Paul G. Ekstrom is on the date hereof and has been at all times since July 31, 2001 the duly elected or appointed, qualified and acting Secretary of the Company, and the signature set forth above is the genuine signature of said officer.

                  IN WITNESS WHEREOF, I have executed this Certificate as of the 31st day of July, 2001.



                                      By: _______________________________
                                          Peter C. Nelson
                                          President, and Chief Executive Officer

                              CWS UTILITY SERVICES
                            CERTIFICATE OF SECRETARY

                  I, Paul Ekstrom, Secretary of CWS Utility Services, a California corporation (the "Company"), with reference to the Credit Agreement, dated as of July 31, 2001 (the "Credit Agreement"), among Company, California Water Service Group, a Delaware corporation, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), Swing Line Lender and L/C Issuer do hereby certify on behalf of the Company to the Administrative Agent as of the date hereof (terms used herein are used as defined in the Credit Agreement):

                           5.  Attached  hereto as Exhibit A is a true,  correct
and complete copy of the Company's Articles of Incorporation, as certified by the Secretary of State of the State of California on July 31, 2001. Said Articles are in full force and effect on the date hereof and no amendment to said Articles has been approved by the Board of Directors or shareholders of the Company or filed with the Secretary of State of the State of California since _____________, 2001;

                           6.  Attached  hereto as Exhibit B is a true,  correct
and complete copy of the Bylaws of the Company as in effect on _________, 2001 and on the date hereof;

                           3.  Attached  hereto as Exhibit C is a true,  correct
and complete copy of resolutions of the Board of Directors of the Company authorizing the transactions contemplated by the Credit Agreement, which resolutions have not been amended or modified and remain in full force and effect;

                           4. No resolution of dissolution  has been approved or
adopted by the shareholders or directors of the Company, nor has any meeting been called for such purpose, nor has any court or other Governmental Authority entered an order of dissolution, nor, to the best of our knowledge, has any certificate of dissolution been entered or proceeding commenced for such purpose; and

                           5. The following  person or persons have been and are
now duly elected and qualified officers of the Company, and on the date hereof do hold the office as set forth opposite his/her name below; the signatures appearing opposite their respective names are the true and authentic signatures of such officers and each of such officers is duly authorized to execute and deliver to the Administrative Agent and the Lenders the Credit Agreement and the other Loan Documents to which the Company is a party:



        Name                          Office                     Signature
        ----                          ------                     ---------


        -----------------         -----------------          ------------------



        -----------------         -----------------          ------------------

                  IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of July, 2001.



                                       By:
                                           -------------------------------------

                                       -----------------------------------------
                                       Secretary

                  I, ___________, President and Chief Executive Officer of CWS Utility Services, a California corporation, do hereby certify on behalf of the Company that __________ is on the date hereof and has been at all times since ____________, the duly elected or appointed, qualified and acting Secretary of the Company, and the signature set forth above is the genuine signature of said officer.

                  IN WITNESS WHEREOF, I have executed this Certificate as of the 31st day of July, 2001.



                                       By:
                                           -------------------------------------

                                       -----------------------------------------
                                       President, and Chief Executive Officer

                                CREDIT AGREEMENT

                            Dated as of July 31, 2001

                                      among

                                  J.C.C. HOMES,
                        a California limited partnership
                                as the Borrower,

                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                                       and

                         The Other Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC,
                                       as
                    Sole Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS

       Section                                                                                                 Page
       -------                                                                                                 ----


ARTICLE I.            DEFINITIONS AND ACCOUNTING TERMS............................................................1
         1.01         Defined Terms...............................................................................1
         1.02         Other Interpretive Provisions..............................................................11
         1.03         Accounting Terms...........................................................................12
         1.04         Rounding...................................................................................12
         1.05         References to Agreements and Laws..........................................................12

ARTICLE II.           THE COMMITMENTS AND BORROWINGS.............................................................13
         2.01         Loans......................................................................................13
         2.02         Borrowings, Conversions and Continuations of Loans.........................................13
         2.03         Prepayments................................................................................14
         2.04         Reduction or Termination of Commitments....................................................15
         2.05         Repayment of Loans.........................................................................15
         2.06         Interest...................................................................................15
         2.07         [Intentionally not used]...................................................................15
         2.08         Computation of Interest and Fees...........................................................16
         2.09         Evidence of Debt...........................................................................16
         2.10         Payments Generally.........................................................................16
         2.11         Sharing of Payments........................................................................18

ARTICLE III.          TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................19
         3.01         Taxes......................................................................................19
         3.02         Illegality.................................................................................20
         3.03         Inability to Determine Rates...............................................................20
         3.04         Increased Cost and Reduced Return; Capital Adequacy; Reserves on  Eurodollar Rate
                      Loans......................................................................................20
         3.05         Funding Losses.............................................................................21
         3.06         Matters Applicable to all Requests for Compensation........................................22
         3.07         Survival...................................................................................22

ARTICLE IV.           CONDITIONS PRECEDENT TO BORROWINGS.........................................................22
         4.01         Conditions of Initial Borrowing............................................................22
         4.02         Conditions to all Borrowings and Conversions and Continuations.............................23

ARTICLE V.            REPRESENTATIONS AND WARRANTIES.............................................................24
         5.01         Existence, Qualification and Power; Compliance with Laws...................................24
         5.02         Authorization; No Contravention............................................................24
         5.03         Governmental Authorization.................................................................24
         5.04         Binding Effect.............................................................................25
         5.05         Financial Statements; No Material Adverse Effect...........................................25
         5.06         Litigation.................................................................................25
         5.07         No Default.................................................................................25
         5.08         Ownership of Property......................................................................25
         5.09         Environmental Compliance...................................................................26
         5.10         Insurance..................................................................................26
         5.11         Taxes......................................................................................26
         5.12         ERISA Compliance...........................................................................26

                                       i


         5.13         Margin Regulations; Investment Company Act; Public Utility Holding Company Act.............27
         5.14         Disclosure.................................................................................27

ARTICLE VI.           AFFIRMATIVE COVENANTS......................................................................27
         6.01         Financial Statements.......................................................................27
         6.02         Certificates; Other Information............................................................28
         6.03         Notices....................................................................................28
         6.04         Payment of Obligations.....................................................................28
         6.05         Preservation of Existence, Etc.............................................................29
         6.06         Maintenance of Properties..................................................................29
         6.07         Maintenance of Insurance...................................................................29
         6.08         Compliance with Laws.......................................................................29
         6.09         Books and Records..........................................................................29
         6.10         Inspection Rights..........................................................................30
         6.11         Compliance with ERISA......................................................................30
         6.12         Use of Proceeds............................................................................30

ARTICLE VII.          NEGATIVE COVENANTS.........................................................................30
         7.01         ERISA......................................................................................30
         7.02         Change in Nature of Business...............................................................30
         7.03         Transactions with Affiliates...............................................................31
         7.04         Burdensome Agreements......................................................................31
         7.05         Loans......................................................................................31
         7.06         Use of Proceeds............................................................................31

ARTICLE VIII.         EVENTS OF DEFAULT AND REMEDIES.............................................................31
         8.01         Events of Default..........................................................................31
         8.02         Remedies Upon Event of Default.............................................................33

ARTICLE IX.           ADMINISTRATIVE AGENT.......................................................................34
         9.01         Appointment and Authorization of Administrative Agent......................................34
         9.02         Delegation of Duties.......................................................................34
         9.03         Liability of Administrative Agent..........................................................34
         9.04         Reliance by Administrative Agent...........................................................35
         9.05         Notice of Default..........................................................................35
         9.06         Credit Decision; Disclosure of Information by Administrative Agent.........................35
         9.07         Indemnification of Administrative Agent....................................................36
         9.08         Administrative Agent in its Individual Capacity............................................36
         9.09         Successor Administrative Agent.............................................................37

ARTICLE X.            MISCELLANEOUS..............................................................................37
         10.01        Amendments, Etc............................................................................37
         10.02        Notices and Other Communications; Facsimile Copies.........................................38
         10.03        No Waiver; Cumulative Remedies.............................................................39
         10.04        Attorney Costs, Expenses and Taxes.........................................................39
         10.05        Indemnification by the Borrower............................................................40
         10.06        Payments Set Aside.........................................................................41
         10.07        Successors and Assigns.....................................................................41
         10.08        Confidentiality............................................................................43
         10.09        Set-off....................................................................................44
         10.10        Interest Rate Limitation...................................................................44

                                       ii

         10.11        Counterparts...............................................................................45
         10.12        Integration................................................................................45
         10.13        Survival of Representations and Warranties.................................................45
         10.14        Severability...............................................................................45
         10.15        Foreign Lenders............................................................................45
         10.16        Governing Law..............................................................................46
         10.17        Waiver of Right to Trial by Jury...........................................................47




SCHEDULES

         2.01     Commitments and Pro Rata Shares
         10.02    Eurodollar and Domestic Lending Offices, Addresses for Notices



EXHIBITS
                  Form of

         A        Loan Notice
         B        Note
         C        Compliance Certificate
         D        Assignment and Acceptance
         E        Guaranty

         This CREDIT AGREEMENT ("Agreement"), dated as of July 31, 2001, is among J.C.C. HOMES, a California limited partnership (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as Administrative Agent.

         The Borrower has requested that the Lenders provide a revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In  consideration  of  the  mutual  covenants  and  agreements   herein
contained, the parties hereto covenant and agree as follows:

                 ARTICLE XXI. DEFINITIONS AND ACCOUNTING TERMS

         21.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         "Affiliate" means, as to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agent-Related Persons" means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitments" has the meaning set forth in the definition of "Commitment."

         "Agreement" means this Credit Agreement.

         "Applicable Rate" means (a) minus 0.50% per annum in the case of Base Rate Loans and (b) plus 1.25% per annum in the case of Eurodollar Rate Loans.

         "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

         "Assignment  and   Acceptance"   means  an  Assignment  and  Acceptance
substantially in the form of Exhibit D.

         "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         "Bank of America" means Bank of America, N.A.

         "Base Financial Statements" mean Borrower's balance sheet and income statement dated as at November 30, 2000 and for the fiscal year then ending.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan"  means a Loan that  bears  interest  based on the Base
Rate.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" has the meaning set forth in the introductory paragraph hereto.

         "Borrower Account" has the meaning set forth in Section 2.10(g).

         "Borrowing" means a borrowing consisting of simultaneous Loans of the same Type and having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

         "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the applicable offshore Dollar interbank market.

         "Closing  Date" means the first date all the  conditions  precedent  in
Section 4.01 are satisfied or waived in accordance with Section 4.01 (or, in the case of Section 4.01(b), waived by the Person entitled to receive the applicable payment).

         "Code" means the Internal Revenue Code of 1986.

         "Commitment" means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01, as such amount may be reduced or adjusted from time to time in accordance with this Agreement (collectively, the "Aggregate Commitments").

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "CWSG Credit Agreement" means the Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time), among California Water Service Group, a Delaware corporation, CWS Utility Services, a California corporation, the lenders from time to time party thereto, and Bank of America, N.A., , as administrative agent, swing line lender, and letter of credit issuer thereunder.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means an Event of Default or any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default  Rate" means an interest  rate equal to (a) the Base Rate plus
(b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable
Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

         "Disposition" or "Dispose" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Dollar" and "$" means lawful money of the United States of America.

         "Eligible Assignee" has the meaning specified in Section 10.07(h).

         "Environmental Laws" means all Laws relating to environmental, health, safety and land use matters applicable to any property.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and any regulations issued pursuant thereto.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated)  under  common  control  with the  Borrower  within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan:

                  (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page 3750 of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Eurodollar Rate Loan" means a Loan that bears interest at a rate based on the Eurodollar Rate.

         "Eurodollar Rate Loan" means a Eurodollar Rate Loan.

         "Event of Default" means any of the events or circumstances specified in Article VIII.

         "Existing Credit Facility" means that certain Business Loan Agreement, dated as of June 13, 2000, between the Borrower and Bank of America, as amended to the date hereof.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Foreign Lender" has the meaning specified in Section 10.15.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantor"   means   California   Water  Service   Group,  a  Delaware
corporation.

         "Guaranty" means the Guaranty made by the Guarantor in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit E.

         "Guaranty Obligation" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligees in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligees against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person; provided that the term "Guaranty Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "Indebtedness" means, as to any Person at a particular time, all of the following:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) any direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments;

                  (c) net obligations under any Swap Contract in an amount equal to (i) if such Swap Contract has been closed out, the termination value thereof, or (ii) if such Swap Contract has not been closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Swap Contract;

                  (d) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (e) capital leases and Synthetic Lease Obligations; and

                  (f) all Guaranty Obligations of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person except for customary exceptions acceptable to the Required Lenders. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.05.

         "Indemnitees" has the meaning set forth in Section 10.05.

         "Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan; provided that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each calendar month and the Maturity Date.

         "Interest Period" means (a) as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or (in the case of any Eurodollar Rate Loan) converted to or continued as a Eurodollar Rate Loan and ending on the date one week or one, two, three, six, nine, or twelve months thereafter, as selected by the Borrower in its Loan Notice; provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the scheduled Maturity Date.

         "IRS" means the United States Internal Revenue Service.

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "Lender" has the meaning specified in the introductory paragraph hereto.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such on Schedule 10.02, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable.

         "Loan" has the meaning specified in Section 2.01.

         "Loan Documents" means this Agreement, each Note, each Loan Notice, each Compliance Certificate, and the Guaranty.

         "Loan Notice" means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Loans as the same Type, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "Loan Party" means each of the Borrower and the Guarantor.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Maturity Date" means the earliest of (a) June 30, 2002, (b) the "Maturity Date" as defined in the CWSG Credit Agreement, and (c) such other date upon which the Commitments may be terminated in accordance with the terms hereof.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

         "Note" means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the articles of formation and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation, in each case as amended from time to time.

         "Outstanding Amount" means with respect to the Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans occurring on such date.

         "Participant" has the meaning specified in Section 10.07(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "Person"   means  any   individual,   trustee,   corporation,   general
partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture or Governmental Authority.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

         "Pro Rata Share" means, with respect to each Lender, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments set forth opposite the name of such Lender on Schedule 2.01, as such share may be adjusted as contemplated herein.

         "Register" has the meaning set forth in Section 10.07(c).

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Required Lenders" means, as of any date of determination, at least two Lenders whose Voting Percentages aggregate 51% or more.

         "Responsible Officer" means the president, chief financial officer, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or of any option, warrant or other right to acquire any such capital stock.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Threshold Amount" means $1,000,000.

         "Type" means with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Voting Percentage" means, as to any Lender, (a) at any time when the Commitments are in effect, such Lender's Pro Rata Share and (b) at any time after the termination of the Commitments, the percentage (carried out to the ninth decimal place) which (i) the sum of the Outstanding Amount of such Lender's Loans then constitutes of (ii) the Outstanding Amount of all Loans; provided that if any Lender has failed to fund any portion of the Loans required to be funded by it hereunder, such Lender's Voting Percentage shall be deemed to be -0-, and the respective Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of "Required Lenders" without regard to such Lender's Commitment or the outstanding amount of its Loans.

         21.02 Other Interpretive Provisions.

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                  (ii) Unless otherwise specified herein, Article, Section, Exhibit and Schedule references are to this Agreement.

                  (iii) The term "including" is by way of example and not limitation.

                  (iv) The term  "documents"  includes any and all  instruments,
         documents,  agreements,   certificates,   notices,  reports,  financial
         statements and other writings, however evidenced.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Section headings herein and the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         21.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed herein.

         21.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         21.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and
(b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

                  ARTICLE XXII. THE COMMITMENTS AND BORROWINGS

         22.01 Loans.

         Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Loan") to the Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided that after giving effect to any Borrowing, (i) the aggregate Outstanding Amount of all Loans shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Loans of any Lender shall not exceed such Lender's Commitment. The Commitments are non-revolving; any Loan once repaid, may not be reborrowed Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         22.02 Borrowings, Conversions and Continuations of Loans.

         (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Loans as the same Type shall be made upon the Borrower's and Guarantor's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 9:00 a.m., California, (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower and the Guarantor. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans as the same Type, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made or continued as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of its Pro Rata Share of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 10:00 a.m., California time, on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Borrowing, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the

Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Borrower.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be converted immediately to Base Rate Loans.

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Eurodollar Rate Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. The Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than five Interest Periods in effect with respect to Loans.

         22.03 Prepayments.

         (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 9:00 a.m., California time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Pro Rata Shares.

         (b) If for any reason the Outstanding Amount of all Loans at any time exceeds the Aggregate Commitments then in effect, the Borrower shall immediately prepay Loans in an aggregate amount equal to such excess.

         22.04 Reduction or Termination of Commitments. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the Aggregate Commitments to an amount not less than the then Outstanding Amount of all Loans; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:30 p.m., five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Commitments. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

         22.05 Repayment of Loans. The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Loans outstanding on such date.

         22.06 Interest.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

         (b) While any Event of Default exists or after acceleration, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         22.07 [Intentionally not used].

         22.08 Computation of Interest and Fees. Computation of all interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         22.09 Evidence of Debt. The Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Borrowings made by the Lenders to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of such Lender shall control. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans may be evidenced by a Note, in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         22.10 Payments Generally.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 10:00 a.m., California time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 10:00 a.m., California time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

         (d) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

                  (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds, at the Federal Funds Rate from time to time in effect; and

                  (ii) if any Lender  failed to make such  payment,  such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan, included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.

         (e) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and the conditions to the applicable Borrowing set forth in
Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         (g) On each date when a payment of any principal, interest or fees is due hereunder or under any Note, Borrower shall maintain on deposit in an ordinary checking account maintained by Borrower with Agent (as such account shall be designated by notice from Borrower to Agent from time to time ("Borrower Account")), an amount sufficient to pay such principal, interest or fees in full. Borrower hereby authorizes Agent (i) to deduct automatically the amounts of all principal, interest, or fees when due hereunder or under the Notes from the Borrower Account and (ii) if and to the extent any payment under this Agreement or any other Loan Document is not made when due, to deduct automatically any such amount from any or all of the deposit accounts of Borrower maintained with Agent. Agent shall promptly notify Borrower of any automatic deduction made pursuant to this
Section 2.10(g).

         22.11 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loan or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09 with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

             ARTICLE XXIII. TAXES, YIELD PROTECTION AND ILLEGALITY

         23.01 Taxes.

         (a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies as necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection
(d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

         23.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable offshore Dollar market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         23.03 Inability to Determine Rates. If the Administrative Agent determines in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the applicable offshore Dollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for such Eurodollar Rate Loan, or (c) the Eurodollar Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, conversion or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

         23.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, or a reduction in the amount received or receivable by such Lender in connection therewith (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section
3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c)), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) The Borrower shall pay to each Lender, as long as such Lender shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

         23.05 Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable offshore Dollar interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         23.06 Matters Applicable to all Requests for Compensation. A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         23.07 Survival. All of the Borrower's obligations under this Article III shall survive termination of the Commitments and payment in full of all the other Obligations.

                ARTICLE XXIV. CONDITIONS PRECEDENT TO BORROWINGS

         24.01 Conditions of Initial Borrowing. The obligation of each Lender to make its initial Borrowing hereunder is subject to satisfaction of the following conditions precedent:

         (a) Unless waived by all the Lenders (or by the Administrative Agent with respect to immaterial matters or items specified in clause (v) or (vi) below with respect to which the Borrower has given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Closing Date), the Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                  (i) executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

                  (ii) Loan Notes executed by the Borrower in favor of each Lender requesting such a Note, each in a principal amount equal to such Lender's Commitment;

                  (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

                  (iv) such evidence as the Administrative Agent may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Loan Party's Organization Documents, certificates of good standing and/or qualification to engage in business and tax clearance certificates;

                  (v) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied and (B) that there has been no event or circumstance since November 30, 2000 which has or could be reasonably expected to have a Material Adverse Effect;

                  (vi) an opinion of counsel to each Loan Party in form and substance satisfactory to the Administrative Agent;

                  (vii) evidence that the Existing Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released; and

                  (viii)  such  other   assurances,   certificates,   documents,
         consents or opinions as the Administrative Agent or the Required Lenders reasonably may require.

         (b) Any fees required to be paid on or before the Closing Date shall have been paid.

         (c) Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

         24.02 Conditions to all Borrowings and Conversions and Continuations. The obligation of each Lender to honor any Loan Notice is subject to the following conditions precedent:

         (a) The  representations  and  warranties of the Borrower  contained in
Article V, or which are contained in any document furnished at any time under or in connection herewith, shall be true and correct on and as of the date of such Borrowing, conversion or continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default shall exist, or would result from such proposed Borrowing, conversion or continuation.

         (c) The Administrative Agent shall have received a Loan Notice in accordance with the requirements hereof.

         (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Required Lenders reasonably may require.

         Each Loan Notice submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Borrowing.

                  ARTICLE XXV. REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         25.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party (a) is a corporation duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws, except in each case referred to in clause (c) or this clause (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         25.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any Law.

         25.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

         25.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

         25.05 Financial Statements; No Material Adverse Effect.

         (a) The Base Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of CWSG and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness in accordance with GAAP consistently applied throughout the period covered thereby.

         (b) Since the date of the Base Financial Statements, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect.

         25.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues which (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         25.07 No Default. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation which could be reasonably expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         25.08 Ownership of Property. The Borrower and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, have a Material Adverse Effect.

         25.09 Environmental Compliance. The Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that such Environmental Laws and claims would not, individually or in the aggregate, have a Material Adverse Effect.

         25.10 Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or its Subsidiaries operate.

         25.11 Taxes. The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

         25.12 ERISA Compliance.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could be reasonably expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur;
(ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         25.13 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

         (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board), or extending credit for the purpose of purchasing or carrying margin stock.

         (b) None of the Borrower, any Person controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         25.14 Disclosure. No statement, information, report, representation, or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with any Loan Document contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      ARTICLE XXVI. AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

         26.01 Financial Statements. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required
Lenders:

         (a) as soon as available, but in any event within 180 days after the end of each fiscal year of Borrower, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, reviewed by an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, and accompanied by a letter from such accountants describing the scope and results of such review, which shall be reasonably acceptable to Required Lenders; and

         (b) as soon as available, but in any event within 90 days after the end of each fiscal quarter of Borrower, a consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income and cash flows for such fiscal quarter, all in reasonable detail and certified by a Responsible Officer of Borrower as fairly presenting the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes.

         26.02 Certificates; Other Information. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

         (a) concurrently with the delivery of the financial statements of the Borrower referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower; and

         (b) promptly, such additional information regarding the business, financial, or other affairs of Borrower or any Subsidiary of Borrower as the Administrative Agent, at the request of any Lender, may from time to time request.

         26.03 Notices. Promptly notify the Administrative Agent:

         (a) of the occurrence of any Default; and

         (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

         26.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         26.05 Preservation of Existence, Etc. Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in a transaction permitted by Section
7.03 or 7.04; and preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         26.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted;
(b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

         26.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

         26.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws applicable to it or to its business or property, except in such instances in which (i) such requirement of Law is being contested in good faith or a bona fide dispute exists with respect thereto; or (ii) the failure to comply therewith could not be reasonably expected to have a Material Adverse Effect.

         26.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

         26.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its files, records, and books of account, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

         26.11 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         26.12 Use of Proceeds. Use the proceeds of the Borrowings for working capital purposes not in contravention of any Law or of any Loan Document.

                       ARTICLE XXVII. NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         27.01 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code);
(b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could be reasonably expected to have a Material Adverse Effect.

         27.02 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof.

         27.03 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, other than arm's-length transactions with Affiliates that are otherwise permitted hereunder.

         27.04 Burdensome Agreements. Enter into any Contractual Obligation that limits the ability (a) of any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower or (b) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person.

         27.05 Loans.

         Make any loans of money or other extensions of credit to any Person.

         27.06 Use of Proceeds. Use the proceeds of any Borrowing, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

                 ARTICLE XXVIII. EVENTS OF DEFAULT AND REMEDIES

         28.01 Events of Default. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within three days after the same becomes due, any interest on any Loan, or any commitment or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.05 or Article VII; or

         (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 10 days; or

         (d) Representations and Warranties. Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith proves to have been incorrect when made or deemed made; or

         (e) Cross-Default. (i) Any Loan Party or any Subsidiary of any Loan Party (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guaranty Obligation (other than Indebtedness hereunder and
Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guaranty Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity, or such Guaranty Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party or any Subsidiary of any Loan Party is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Loan Party or any Subsidiary of any Loan Party is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by any Loan Party or Subsidiary as a result thereof is greater than the Threshold Amount; or

         (f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

         (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary of any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

         (h) Judgments. There is entered against any Loan Party or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any non-monetary final judgment that has, or would reasonably be expected to have, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

         (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

         (j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

         (k) Material Adverse Effect. There occurs any event or circumstance that has a Material Adverse Effect.

         28.02 Remedies Upon Event of Default. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the commitment of each Lender to make Loans, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

         (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided that upon the  occurrence of any event  specified in subsection  (f) of
Section 8.01, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.

                       ARTICLE XXIX. ADMINISTRATIVE AGENT

         29.01 Appointment and Authorization of Administrative Agent. Each Lender hereby irrevocably (subject to Section 9.09) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         29.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         29.03 Liability of Administrative  Agent. No Agent-Related Person shall
(a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

         29.04 Reliance by Administrative Agent.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         29.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

         29.06 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of any Loan Party and its respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any of its Affiliates which may come into the possession of any Agent-Related Person.

         29.07 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

         29.08 Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrower and its respective Affiliates as though Bank of America were not the Administrative Agent and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         29.09 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.03 and 10.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

                           ARTICLE XXX. MISCELLANEOUS

         30.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and by the Borrower, and acknowledged by the Administrative Agent, do any of the following:

         (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02);

         (b) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (iv) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document; provided that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

         (d) change the percentage of the Aggregate Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

         (e) change the Pro Rata Share or Voting Percentage of any Lender;

         (e) amend this Section, or Section 2.11, or any provision herein providing for consent or other action by all the Lenders; or

         (f) release the Guarantor  from the Guaranty;

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of the Loans required to be funded by it hereunder shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

         30.02 Notices and Other Communications; Facsimile Copies.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02; or, in the case of the Borrower or the Administrative Agent, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrower and the Administrative Agent. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.02, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on Borrower, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         30.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         30.04 Attorney Costs, Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

         30.05 Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to indemnify, save and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Administrative Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against Borrower, any Affiliate of Borrower or any of their respective officers or directors; (b) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Obligations and the resignation or removal of the Administrative Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Loan Documents, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Borrowing, or the relationship of Borrower, the Administrative Agent and the Lenders under this Agreement or any other Loan Document; (c) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (a) or (b) above; and (d) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including Attorney Costs) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

         30.06 Payments Set Aside. To the extent that the Borrower makes a payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         30.07 Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the

Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.07, 10.04 and 10.05). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The

Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant, or (iii) release the Guarantor from the Guaranty. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.11 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.15 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 10.07(b)), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

         (h) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural Person) approved by the Administrative Agent, in the case of any assignment of a Loan and, unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

                  "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         30.08 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower;
(g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         30.09 Set-off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower (on its own behalf and on behalf of Borrower) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

         30.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         30.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         30.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         30.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied.

         30.14 Severability. Any provision of this Agreement and the other Loan Documents to which the Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         30.15 Foreign Lenders. Each Lender that is a "foreign corporation, partnership or trust" within the meaning of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (b) promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

         30.16 Governing Law.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF CALIFORNIA applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN SANTA CLARA COUNTY OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         30.17 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                J.C.C. HOMES, a California limited partnership



                                By
                                    --------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                      ------------------------------------------



                                BANK OF AMERICA, N.A., as
                                Administrative Agent



                                By
                                    --------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                      ------------------------------------------



                                BANK OF AMERICA, N.A., as a Lender



                                By
                                    --------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                      ------------------------------------------



                                WELLS FARGO BANK, NATIONAL
                                ASSOCIATION, as a Lender



                                By
                                    --------------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                      ------------------------------------------

                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES


                       Lender                Commitment          Pro Rata Share
--------------------------------------------------------------------------------

Bank of America, N.A.                         $5,044,187.50       66.700000000%

Wells Fargo Bank, National Association        $2,518,312.50       33.300000000%


Total                                         $7,562,500.00      100.000000000%

                                                                  SCHEDULE 10.02

                    EURODOLLAR AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES

J.C.C. HOMES
All Notices:
J.C.C. Homes
c/o California Water Service Group
1720 North First Street
San Jose, CA 95112-4598
         Attn:    Vice President and Chief Financial Officer
         Telephone: (408) 367-8263
         Facsimile: (408) 367-8430
         Electronic Mail:    bsoldwisch@calwater.com
                             gfeeney@calwater.com
                             cbreed@calwater.com

BANK OF AMERICA
Administrative Agent's Office and Bank of America's Lending Office (for payments and Requests for Credit Extensions):
Bank of America, N.A.
CA4-706-05-09
1850 Gateway Boulevard
Concord CA  94520
Attn:    Candice Serrano
         Telephone:  925-675-8367
         Facsimile:  888-969-2419
         Electronic Mail:  candice.serrano@bankofamerica.com
Account Name: Corporate FTA
Account No.:  3750836479
Ref:  California Water Service Company
ABA# 111000012

L/C Issuer:
Bank of America, N.A.
Trade Operations-Los Angeles #22621
333 S. Beaudry Avenue, 19th Floor
Mail Code:  CA9-703-19-23
Los Angeles, CA 90017-1466
Attn:    Sandra Leon
         Vice President
         Telephone:  213.345.5231
         Facsimile:  213.345.6694
         Electronic Mail:  Sandra.Leon@bankofamerica.com

Other Notices as Administrative Agent:
Bank of America, N.A.
Commercial Agency Management
WA1-501-37-20
800 Fifth Avenue, Floor 37
Seattle WA  98104
Attn:    Dora A. Brown
         Vice President
         Telephone: 206-358-0101
         Facsimile:  206-358-0971
         Electronic Mail: dora.a.brown@bankofamerica.com

Other Notices as a Lender:
Bank of America, N.A.
Bay Area Commercial Banking
530 Lytton Avenue
Palo Alto, CA  94301
Attn:    Chris P. Giannotti
         Senior Vice President
         Telephone: (650) 853-4694
         Facsimile: (650) 853-4529
         Electronic Mail: chris.giannotti@bankofamerica.com

WELLS FARGO BANK, NATIONAL ASSOCIATION

Requests for Credit Extensions:
Wells Fargo Bank, N.A.
201 Third Street 8th Floor
San Francisco, CA. 94103
Attn:    Cindy Dunn
         Telephone: 415-477-5431
         Facsimile:  415-979-0675
         Electronic Mail: Cynthiad@wellsfargo.com
Account No.2712-507201
Ref: California Water Service Company
ABA# 121-000-248

Notices (other than Requests for Credit Extensions):
Wells Fargo Bank, N.A.
121 Park Center Plaza
San Jose, Ca. 95113
         Attn:    Kevin Herr
         Telephone:  408-277-6185
         Facsimile:  408-295-0639
         Electronic Mail: zherr@wellsfargo.com

                                                                       EXHIBIT A

                               FORM OF LOAN NOTICE


                                                       Date:  ___________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among J.C.C. Homes, a California limited partnership (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The undersigned hereby request (select one):

         [ ] A Borrowing of Loans      [ ] A conversion or continuation of Loans

         1.   On__________________________________________(a Business Day).

         2.   In the amount of $_________________________.

         3.   Comprised of_______________________________.
                              [Type of Loan requested]

         4.   For Eurodollar Rate Loans: with an Interest Period of______months.


         [The Borrowing requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.]


                                 J.C.C. HOMES, a California limited partnership

                                 By
                                     ------------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                         --------------------------------------


                                 CALIFORNIA WATER SERVICE GROUP



                                 By
                                     ------------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                       ----------------------------------------

                                                                       EXHIBIT B

                                  FORM OF NOTE

$________________________                                _______________________

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _____________________________ (the "Lender"), on the
Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of __________________Dollars ($____________), or such lesser principal amount of Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Credit Agreement, dated as of ________________________, _______ (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                 J.C.C. HOMES, a California limited partnership

                                 By
                                     ------------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                         --------------------------------------

                                             LOANS AND PAYMENTS WITH RESPECT THERETO
                                                                              Amount of        Outstanding
                                                                             Principal or       Principal
                       Type of Loan     Amount of Loan   End of Interest    Interest Paid      Balance This
       Date                Made              Made             Period          This Date            Date        Notation Made By
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                                                       EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE


                                    Financial Statement Date:______________, ___

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among J.C.C. Homes, a California limited partnership (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

            [Use following for fiscal year-end financial statements]

         1. Attached hereto as Schedule 1 are the year-end financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

           [Use following for fiscal quarter-end financial statements]

         1. Attached hereto as Schedule 1 are the financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

         3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]

         [to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

                                     --or--

         [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]


         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___________________, ____________.

                                  J.C.C. HOMES, a California limited partnership

                                  By
                                      ------------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Title:
                                          --------------------------------------

                                                                       EXHIBIT D

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to that certain Credit Agreement, dated as of July 31, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"); the terms defined therein being used herein as therein defined), among J.C.C. Homes, a California limited partnership (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The assignor identified on the signature page hereto (the "Assignor") and the assignee identified on the signature page hereto (the "Assignee") agree as follows:

         1. (a) Subject to paragraph 11,  effective as of the date  specified on
Schedule 1 hereto (the "Effective Date"), the Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, the interest described on Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Agreement.

         (b) From and after the Effective Date, (i) the Assignee shall be a party under the Agreement and will have all the rights and obligations of a Lender for all purposes under the Loan Documents to the extent of the Assigned Interest and be bound by the provisions thereof, and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Agreement to the extent of the Assigned Interest. The Assignor and/or the Assignee, as agreed by the Assignor and the Assignee, shall deliver, in immediately available funds, any applicable assignment fee required under Section 10.07(b) of the Agreement.

         2. On the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Interest as agreed upon by the Assignor and the Assignee.

         3. From and after the Effective Date, the Administrative Agent shall make all payments under the Agreement and the Notes, if any, in respect of the Assigned Interest (including all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement and such Notes, if any, for periods prior to the Effective Date directly between themselves.

         4. The Assignor represents and warrants to the Assignee that:

                  (a) The Assignor is the legal and beneficial owner of the Assigned Interest, and the Assigned Interest is free and clear of any adverse claim;

                  (b) the Assigned Interest listed on Schedule 1 accurately and completely sets forth the Outstanding Amount of all Loans relating to the Assigned Interest as of the Effective Date;

                  (c) it has the power  and  authority  and the  legal  right to make,  deliver and
         perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection in connection herewith or therewith; and

                  (d) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignor.

         The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Affiliates or the performance by the Borrower or any of its Affiliates of their respective obligations under the Loan Documents, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

         5. The Assignee represents and warrants to the Assignor and the Administrative Agent that:

                  (a) it is an Eligible Assignee;

                  (b) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental
         Authority,   is  required  in  connection  in  connection  herewith  or therewith;

                  (c) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignee;

                  (d) under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to the Assignee hereunder or under any Loan Document, and unless otherwise indicated in the space opposite the Assignee's signature below, no tax forms described in Section 10.15 of the Agreement are required to be delivered by the Assignee; and

                  (e) the Assignee has received a copy of the Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee has independently and without reliance upon the Assignor or the Administrative Agent and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee will, independently and without reliance upon the Administrative Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement.

         6. The Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

         7. If either the Assignee or the Assignor desires a Note to evidence its Loans, it shall request the Administrative Agent to procure a Note from the Borrower.

         8. The Assignor and the Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance.

         9. This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that the Assignee shall not assign its rights or obligations hereunder without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

         10. This Assignment and Acceptance may be executed by facsimile signatures with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the state specified in the Section of the Agreement entitled "Governing Law."

         11. The effectiveness of the assignment described herein is subject to:

         (a) if such consent is required by the Agreement, receipt by the Assignor and the Assignee of the consent of the Administrative Agent and/or the Borrower to the assignment described herein. By delivering a duly executed and delivered copy of this Assignment and Acceptance to the Administrative Agent, the Assignor and the Assignee hereby request any such required consent and request that the Administrative Agent register the Assignee as a Lender under the Agreement effective as of the Effective Date; and

         (b) receipt by the Administrative Agent of (or other arrangements acceptable to the Administrative Agent with respect to) any applicable assignment fee referred to in Section 10.07(b) of the Agreement and any tax forms required by Section 10.15 of the Agreement.

         By signing below, the Administrative Agent agrees to register the Assignee as a Lender under the Agreement, effective as of the Effective Date with respect to the Assigned Interest, and will adjust the registered Pro Rata Share of the Assignor under the Agreement to reflect the assignment of the Assigned Interest.

         12. Attached hereto as Schedule 2 is all contact, address, account and other administrative information relating to the Assignee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                         Assignor:
                                         [Name of Assignor]



                                         By:
                                              ----------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                 -------------------------------


                                         Assignee:
                                         [Name of Assignee]
[ ]  Tax forms required by
     Section 10.15 of the Agreement
     included                            By:
                                              ----------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                 -------------------------------

(Signatures continue)

In accordance with and subject to Section 10.07 of the Credit Agreement, the undersigned consent to the foregoing assignment as of the Effective Date:


J.C.C. HOMES, a California limited partnership



By
    -------------------------------------------------
Name:
       ----------------------------------------------
Title:
        ---------------------------------------------


BANK OF AMERICA, N.A.,
as Administrative Agent


By:
     ------------------------------------------------
      Title:

                                         SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE

                              THE ASSIGNED INTEREST
Effective Date: ______________________

                                 Type and amount of outstanding
    Assigned Commitment               Obligations assigned          Assigned Pro Rata Share
----------------------------------------------------------------------------------------------
 $                           [type] $                                                     %
  -----------------------            ---------------------------    -----------------------


                                         SCHEDULE 2 TO ASSIGNMENT AND ACCEPTANCE

                             ADMINISTRATIVE DETAILS

   (Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                                                                       EXHIBIT E


                                FORM OF GUARANTY

         This GUARANTY, dated as of July 31, 2001, is by CALIFORNIA WATER SERVICE GROUP, a Delaware corporation ("Guarantor"), in favor of Lenders (as below defined) and BANK OF AMERICA, N.A., as Administrative Agent, (in such capacity, "Administrative Agent") for the financial institutions ("Lenders") from time to time party to that certain Credit Agreement dated as of July 31, 2001 (as amended, the "Credit Agreement"), among J.C.C. HOMES, a California limited partnership ("Borrower"), Lenders and Administrative Agent.

                                    Recitals

         A. Borrower, Administrative Agent, and Lenders entered into a Credit Agreement.

         B. Lenders are willing to make certain Loans to Borrower as provided in the Credit Agreement on the condition (among others) that Guarantor enters into this Guaranty.

         C. Guarantor, as the parent corporation of Borrower, will derive substantial and direct benefits (which benefits are hereby acknowledged by Guarantor) from the Loans and other benefits to be provided to the Borrower under the Credit Agreement.

         D. In order to induce Lenders to make such Loans available to Borrower as provided in the Credit Agreement, and for other valuable consideration, Guarantor issues this Guaranty.

         1. Definitions. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings given to them from time to time in the Credit Agreement. References to Lenders or any Lender herein shall include Administrative Agent in its capacity as a Lender.

         2. Guaranty.

                  2.1 Guaranty. Guarantor hereby, jointly and severally, irrevocably, absolutely, and unconditionally guarantees the full and punctual payment or performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of the Obligations, including Obligations in respect of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or the operation of Sections 502(b) and 506(b) of the Bankruptcy Code. This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Administrative Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower (or any other Person) before or as a condition to the obligations of the Guarantor hereunder. Administrative Agent or any Lender may permit the indebtedness of Borrower to Administrative Agent or any Lender to include indebtedness other than the Obligations, and may apply any amounts received from any source, other than from Guarantor, to that portion of Borrower's indebtedness to Administrative Agent or any Lender which is not a part of the Obligations.

                  2.2 Obligations Independent. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower or any other guarantor be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder.

                  2.3 Limit of Liability. Notwithstanding anything to the contrary contained herein:

                           (a) Guarantor shall be liable  hereunder only for the
largest amount that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or comparable provisions of any applicable state law; provided that such amount shall be presumed to be the entire amount of the Obligations. If, Guarantor claims that Guarantor's liability hereunder is less than the entire amount of the Obligations, Guarantor shall have the burden of proving, by clear and convincing evidence, that Guarantor's liability hereunder should be so limited since the information concerning, and the circumstances of, the financial condition of Guarantor are more readily available to and are under the control of Guarantor.

                           (b) All payments received by Administrative  Agent or
any Lender from any Person other than a Guarantor on account of the Obligations shall be deemed as having been applied to that portion, if any, of the Obligations which, pursuant to this Section 2.3, are in excess of the amounts guaranteed hereunder.

                  2.4 Authorization of Renewals, Etc. Guarantor authorizes Administrative Agent and each Lender, without notice or demand and without affecting its liability hereunder, from time to time:

                           (a)  to  renew,  compromise,  extend,  accelerate  or
otherwise change the time for payment, or otherwise change the terms, of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of the Credit Agreement or any other Loan Document;

                           (b) to receive and hold  security  for the payment of
this Guaranty or the Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

                           (c) to apply  such  security  and direct the order or
manner of sale thereof as Administrative Agent, or any Lender, as the case may be, in its or their discretion may determine; and

                           (d) to release or  substitute  any one or more of any
endorsers or guarantors of the Obligations.

         Guarantor further agrees the performance or occurrence of any of the acts or events described in clauses (a), (b), (c), and (d) above with respect to indebtedness or other obligations of Borrower, other than the Obligations, to Administrative Agent or any Lender, shall not affect the liability of Guarantor hereunder.

                  2.5 Waiver of Certain Rights. Guarantor waives any right to require Administrative Agent or any Lender:

                           (a) to proceed against  Borrower or any other Person,
including any other Guarantor;

                           (b) to proceed  against or exhaust any  security  for
the Obligations or any other indebtedness of Borrower to Administrative Agent or any Lender; or

                           (c) to  pursue  any other  remedy  in  Administrative
Agent's or any such Lender's power whatsoever.

                  2.6 Waiver of Certain Defenses.

                           (a) Guarantor waives any defense arising by reason of
any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor relief proceeding, or from any other cause, including any such defense or cessation of liability arising from or as a result of any claim of fraudulent transfer or preference, or any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower. Guarantor waives any defense arising by reason of any statute of limitations affecting the liability of Borrower. Guarantor waives all rights and defenses arising out of an election of remedies by Administrative Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure (if applicable) or other applicable law, and all rights or defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Obligations pursuant to the antideficiency laws or other laws of the State of California (or other applicable jurisdiction) limiting or discharging the Obligations. Guarantor waives any benefit of, and any right to participate in, any security or other guaranty now or hereafter held by Administrative Agent or any Lender securing the Obligations.

                           (b) Until  the  Obligations  shall  have been paid in
full,  even  though  the  Obligations  are in  excess of  Guarantor's  liability hereunder, Guarantor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and waives any benefit of and any right to participate in any security now or hereafter held by Administrative Agent or any Lender.

                           (c) Guarantor  understands and  acknowledges  that if
Administrative Agent or any Lender forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantor may have to seek reimbursement, contribution, or indemnification from Borrower or others based on any right Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty. Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Guarantor's rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guaranty even though Administrative Agent or any Lender may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agrees that Guarantor will not assert that defense in any action or proceeding which Administrative Agent or any Lender may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by Guarantor in this Guaranty include any right or defense that Guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that Lenders are relying on this waiver in making the Loans and extending other financial accommodations giving rise to the obligations, and that this waiver is a material part of the consideration which Lenders are receiving for creating the Obligations.

                           (d) Guarantor waives any rights and defenses that are
or may become available to it by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

                           (e) Guarantor  waives all rights and defenses that it
may have because any of the indebtedness is secured by real property. This means, among other things: (i) Administrative Agent or any Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Administrative Agent or any Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Administrative Agent or any Lender may collect from Guarantor even if Administrative Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that any Guarantor may have because any of the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                           (f) Guarantor waives any right or defense it may have
at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

                           (g) No provision or waiver in this Guaranty  shall be
construed as limiting the generality of any other waiver contained in this Guaranty.

                  2.7 Waiver of Presentments, Etc. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Obligations or any other indebtedness of Borrower to Administrative Agent or any Lender.

                  2.8 Information Relating to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that neither Administrative Agent nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

                  2.9 Right of Setoff. In addition to any rights and remedies of Administrative Agent and Lenders provided by law, if Guarantor has failed to make any payment due hereunder upon demand, Administrative Agent and Lenders are authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by Guarantor to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Administrative Agent or such Lender to or for the credit or the account of Guarantor against any and all obligations of Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not Administrative Agent or such Lender shall have made demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each Lender agrees promptly to notify Guarantor and Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 2.9 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                  2.10 Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including, but not limited to, obligations to Guarantor as subrogee of Administrative Agent or any Lender or resulting from Guarantor's performance under this Guaranty, are hereby fully subordinated in time and priority of payment to the Obligations and all other indebtedness of Borrower to Administrative Agent or any Lender. Such obligations of Borrower to Guarantor if the Requisite Lenders so request shall be enforced and performance received by Guarantor as trustee for Administrative Agent and Lenders and the proceeds thereof shall be paid over to Administrative Agent and Lenders on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

                  2.11 Reinstatement of Guaranty. If any payment or transfer of any interest in property by Borrower to Administrative Agent or any Lender in fulfillment of any Obligation is rescinded or must at any time (including after the return or cancellation of this Guaranty) be returned, in whole or in part, by Administrative Agent or any Lender to Borrower or any other Person, upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

                  2.12 Powers.

                           (a) It is not necessary for  Administrative  Agent or
any Lender to inquire into the powers of Borrower or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                           (b)  Guarantor  authorizes  Administrative  Agent and
Lenders to verify or check any information given by Guarantor to Administrative Agent or any Lender, check Guarantor's credit references, and obtain credit reports.

                  2.13 Taxes.

                           (a) Any and all  payments by Guarantor to each Lender
or Administrative Agent under this Guaranty shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Guarantor shall pay all Other Taxes.

                           (b) If  Guarantor  shall be required by law to deduct
or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or Administrative Agent, then:

                                    (i) the sum payable  shall be  increased  as
necessary  so that,  after  making  all  required  deductions  and  withholdings
(including deductions and withholdings applicable to additional sums payable under this Section), such Lender or Administrative Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                                    (ii)  Guarantor  shall make such  deductions
and withholdings;

                                    (iii)  Guarantor  shall pay the full  amount
deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                                    (iv) Guarantor shall also pay to such Lender
or Administrative Agent for the account of such Lender at the time interest is paid, Further Taxes in the amount that such Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

                           (c)  Guarantor  agrees to indemnify and hold harmless
each Lender and Administrative Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that Administrative Agent or any Lender specifies as necessary to preserve the after-tax yield Administrative Agent or such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or Administrative Agent makes written demand therefor.

                           (d) Within 30 days  after the date of any  payment by
Guarantor of Taxes, Other Taxes or Further Taxes, Guarantor shall furnish to each Lender or Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or Administrative Agent.

                           (e) For purposes of this  Section,  (i) "Taxes" means
any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and Administrative Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or Administrative Agent, as the case may be, is organized or maintains a lending office; (ii) "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Guaranty; and (iii) "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to this Section.

                  2.14 Waiver of Subrogation. Until the Obligations have been indefeasibly paid in full, Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against Borrower arising from the existence or performance of this Guaranty and Guarantor waives any right to enforce any remedy which Administrative Agent or any Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Administrative Agent or any Lender secured the Obligations.

         3. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and each Lender as follows:

                  3.1 Corporate Existence and Power. Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on their businesses and to execute, deliver, and perform its obligations under, this Guaranty and any other Loan Document to which they are a party; (c) is duly qualified as foreign corporations, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of their business requires such qualification or license; and (d) is in compliance with all Laws.

                  3.2 Corporate Authorization; No Contravention. The execution, delivery and performance by Guarantor of this Guaranty and any other Loan Document to which it is party, have been duly authorized by all necessary corporate action, and do not and will not (a) contravene the terms of Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any lien under, any document evidencing any Contractual Obligation to which Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which Guarantor or its property are subject; or (c) violate any Law.

                  3.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Guarantor of this Guaranty or any other Loan Document to which it is a party.

                  3.4 Binding Effect. This Guaranty and each other Loan Document to which Guarantor is a party constitute the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  3.5 Regulated Entities. Guarantor, any Person controlling any Guarantor or any Subsidiary of any Guarantor is not (a) an "Investment Borrower" within the meaning of the Investment Borrower Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur or guarantee indebtedness.

         4. Miscellaneous

                  4.1 Application of Payments on Guaranty. All payments required to be made by Guarantor hereunder shall, unless otherwise expressly provided herein, be made to Administrative Agent for the account of Lenders at Administrative Agent's Office. Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Payments received from Guarantor shall, unless otherwise expressly provided herein, be applied to costs, fees, or other expenses due under the Loan Documents, any interest (including interest due under Section 2.08 of the Credit Agreement, any principal due under the Loan Documents and any other Obligations, in such order as Administrative Agent, with the consent of or at the request of the Required Lenders, shall determine.

                  4.2 Assignments, Participations, Confidentiality. Any Lender may from time to time, without notice to Guarantor and without affecting Guarantor's obligations hereunder, transfer its interest in the Obligations to participants and assignees as provided in the Credit Agreement. Guarantor agrees that each such transfer will give rise to a direct obligation of Guarantor to each such participant and assignee and that each such participant and assignee shall have the same rights and benefits under this Guaranty as it would have if it were a Lender party to the Credit Agreement and this Guaranty. Guarantor agrees that Lenders may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Obligations any and all information in such Lender's possession concerning Guarantor, this Guaranty, and any security for this Guaranty. Guarantor, Administrative Agent and each Lender agree that the provisions of Section 10.08 of the Credit Agreement shall apply to all information identified as "confidential" or "secret" by Guarantor and provided to Administrative Agent or such Lender by Guarantor or any Subsidiary of any Guarantor under this Guaranty or any other Loan Document to which the Guarantor is a party.

                  4.3 Loan Document. This Guaranty is a Loan Document executed and delivered pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. Without limiting the generality of the foregoing, the provisions of Sections 1.02 and 1.03 of the Credit Agreement shall apply to the interpretation and administration of this Guaranty as if such provisions were incorporated herein, with all references to the "Agreement" in such Sections being deemed to be references to this Guaranty.

                  4.4 Waivers; Writing Required. No delay or omission by Administrative Agent or any Lender to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default. Any amendment or waiver of any provision of this Guaranty must be in writing and signed by Guarantor and Administrative Agent, with the written consent of the Required Lenders or all Lenders, in accordance with the terms of Section 10.01 of the Credit Agreement.

                  4.5 Remedies. All rights and remedies provided in this Guaranty and any instrument or agreement referred to herein are cumulative and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

                  4.6 Costs and Expenses. Guarantor agrees to pay or reimburse Administrative Agent and each Lender within five Business Days after demand for all costs and expenses, including Attorney Costs (including allocated costs of Administrative Agent's and each Lender's in-house counsel) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty (including in connection with any "workout" or restructuring regarding amounts due under this Guaranty, and including in any insolvency proceeding or appellate proceeding).

                  4.7 Severability. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement referred to herein shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement referred to herein.

                  4.8 Revocation. Guarantor absolutely, unconditionally, knowingly, and expressly waives any right to revoke this Guaranty as to future Obligations and, in light thereof, all protection afforded Guarantor under
Section 2815 of the California Civil Code. Guarantor fully realizes and understands that, upon execution of this agreement, Guarantor will not have any right to revoke this Guaranty as to any future Obligations and, thus, may have no control over Guarantor's ultimate responsibility for the Obligations. If, contrary to the express intent of this agreement, any such revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that: (a) no such revocation shall be effective until written notice thereof has been received by Lenders and Administrative Agent; (b) no such revocation shall apply to any Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof); (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lenders and Administrative Agent which is, or is believed in good faith by Lenders and Administrative Agent to be, in existence on the date of such revocation; (d) no payment by any other Guarantor or Borrower, or from any other source, prior to the date of such revocation shall reduce the obligations of Guarantor hereunder; and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the obligations, if any, as to which the revocation by Guarantor is effective (and which are not, therefore, guarantied by Guarantor hereunder), and, to the extent so applied, shall not reduce the obligations of Guarantor hereunder.

                  4.09 Notices. All notices or demands by Guarantor or Administrative Agent or Lenders to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile, or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this clause such writing shall be sent to Guarantor, Administrative Agent or Lenders, as applicable, at its address for notices set forth on the signature page hereof in the case of Guarantor or as set forth in the Credit Agreement in the case of Administrative Agent and Lenders, or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions of this Section.

                  4.10 GOVERNING LAW; JURISDICTION AND VENUE.

                           (a)  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY,  AND
CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                           (b) ANY LEGAL  ACTION OR  PROCEEDING  WITH RESPECT TO
THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO. GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE STATE OF CALIFORNIA.

                  4.11 WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  4.12 Entire Agreement. This Guaranty (a) integrates all the terms and conditions mentioned herein or incidental hereto, (b) supersedes all oral negotiations and prior writings with respect to the subject matter hereof, and (c) is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and any such instrument, agreement and document and as the complete and exclusive statement of the terms agreed to by the parties.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officers as of the day and year first above written.


                                      CALIFORNIA WATER SERVICE GROUP, a
                                      Delaware corporation



                                      By:
                                           -------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                              ----------------------------------

                                      Notice Information:




Notice Information for
Administrative Agent and Lenders:

Attention:
          -----------------------
Telephone:
          -----------------------
Facsimile:
          -----------------------

                                      NOTE

$5,044,187.50                                                      July 31, 2001

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Five Million Forty-Four Thousand One Hundred Eighty-Seven and 50/100 Dollars ($5,044,187.50), or such lesser principal amount of Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Credit Agreement, dated as of July 31, 2001, (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                  J.C.C. HOMES, a California limited partnership

                                  By
                                      ------------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Title:
                                          --------------------------------------

                                   CERTIFICATE


         Reference is hereby made to that certain Credit Agreement, dated as of July 31, 2001 (the "Credit Agreement"), between Bank of America, N.A., as Swing Line Lender, L/C Issuer (as such terms are defined in the Credit Agreement) and Administrative Agent ("Administrative Agent") for the lenders (the "Lenders") and J.C.C. Homes, a California limited partnership ("Company"). Terms not otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

         In connection therewith, the undersigned hereby certifies on behalf of the Company as follows:

         (a) The  representations  and  warranties  of the Company  contained in
Article V of the Credit Agreement are true and correct on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

         (b)  No Default has occurred and is continuing;

         (c) There has been no event or circumstance since the date of the Audited Financial Statements which has or could be reasonably expected to have a Material Adverse Effect; and

         (d) The Existing Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released.

         This Certificate is being delivered pursuant to Sections 4.01(a)(v) and
(vii) and 4.02(a) and (b) of the Credit Agreement and may be relied upon by the Administrative Agent, Lenders, Lenders' successors, assigns and legal counsel.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of July 31, 2001.


                                  J.C.C. Homes, a California limited partnership

                  By:      J.C.C. Capital Company, its
                  General Partner

         By:      ______________________________              Gregory Delgado
                  President

                                      NOTE

$2,518,312.50                                                      July 31, 2001

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Two Million Five Hundred Eighteen Thousand Three Hundred Twelve and 50/100 Dollars ($2,518,312.50), or such lesser principal amount of Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Credit Agreement, dated as of July 31, 2001, (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                  J.C.C. HOMES, a California limited partnership

                                  By
                                      ------------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Title:
                                          --------------------------------------

                  ARTICLE XXXI.  CERTIFICATE OF GENERAL PARTNER

                  The undersigned general partner of J.C.C. HOMES, a California limited partnership ("Partnership") does hereby certify to BANK OF AMERICA, N.A. (the "Administrative Agent") that:

                           1.  There has been  submitted  to the  undersigned  a
proposed Credit Agreement dated as of July 31, 2001 (the "Agreement") among Partnership, each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), and Administrative Agent, whereby the Administrative Agent is to extend a revolving credit facility (the "Facility") to Partnership, subject to the requirement, among others, that all such obligations of the Partnership to Administrative Agent are guaranteed, in whole by CALIFORNIA WATER SERVICE GROUP, a California corporation;

                           2. The  undersigned,  after  reviewing  the terms and
conditions of the Agreement, deems it a business benefit to this Partnership that the Facility be committed to the Partnership and the required guaranty be executed;

                           3. To induce the  Administrative  Agent to enter into
the Agreement and to extend the Facility, the undersigned certifies to the Administrative Agent that:

                                    a.  Partnership  has been duly formed and is
validly existing under the laws of the State of California, and no action has been taken or is contemplated to liquidate or dissolve the Partnership or to wind up its affairs;

                                    b. A duly  completed  Certificate of Limited
Partnership for the Partnership was filed on _____________, with the California Secretary of State, in accordance with and pursuant to the California Revised Limited Partnership Act (Corporations Code Section 15621 et seq. -- the "Act"); such Certificate has not been cancelled and has not been amended except in accordance with the provisions of the Act; a true copy of such Certificate, together with all amendments thereto, is attached hereto as Exhibit 1. Except as set forth in such certificate, there are no equity ownership interests in the Partnership;

                                    c. The  relations of all general and limited
partners (collectively, the "Partners") of the Partnership with respect to the Partnership are governed by the Act and, to the extent not inconsistent with the mandatory provisions of the Act, by the provisions of a written partnership agreement, a true copy of which, with all modifications and amendments thereto, is attached hereto as Exhibit 2 (the "Partnership Agreement"); the Partnership Agreement has been duly and validly executed by, or is otherwise legally binding upon, all the Partners and is currently effective and has not been modified or amended except as set forth in Exhibit 2; except for the Partnership Agreement, there is no agreement, whether written or oral, which (a) governs the rights and obligations of the Partners with respect to the Partnership or (b) in any way restricts or limits the power and authority of the general partner of the Partnership to act on its behalf;

                                    d. The execution,  delivery and  performance
of the Agreement, and the obtaining and use of the Facility by the Partnership have been duly authorized by all requisite partnership acts and will not violate any provision of law, any order of any court or other agency of government, the Partnership Agreement, any provision of any indenture, agreement or any other instrument to which the Partnership is a party or by which it or any of its properties or assets are bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture or agreement or any other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Partnership;

                                    e. The undersigned is the general partner of
the Partnership and has full power and authority, on behalf of the Partnership, to execute, deliver and perform the Agreement and all other documents in connection with the Facility, to authorize the use of and obtaining of borrowings, letters of credit, and other financial accommodations under the Facility, and to grant liens and security interests in the assets of the Partnership, and to delegate such power and authority to other persons, and any such act by any of the undersigned or such delagees shall be binding upon the Partnership and its assets. The undersigned acknowledges that it is personally liable for all obligations of the Partnership in respect of the Facility;

                                    f. There is no action,  suit,  or proceeding
at law or in equity by or before any governmental instrumentality or other agency now pending or threatened against or affecting the Partnership or the general partner which, if adversely determined, would materially impair the right or ability of the Partnership or the general partner to carry on business substantially as now contemplated or conducted or which would materially adversely effect the financial condition of the Partnership or the general partner;

                                    g. Neither the  Partnership  nor its general
partner is a party to any agreement or any instrument or subject to any partnership or any other restriction adversely affecting its business, properties, assets, operations or condition (financial or otherwise), and neither the Partnership nor its general partner is in material default in the performance, observance and fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party;

                                    h. This Partnership promises to pay promptly
to the Administrative Agent, or order, in lawful money of the United States any and all indebtedness when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter;

                           i. The following is the incumbent  general partner of
the Partnership:

     General Partner           Name                  Signature
     ---------------           ----                  ---------


     J.C.C. Capital Company    Gregory Delgado       __________________

                  The foregoing shall survive the execution and delivery of the Agreement and the extension of the Facility.


                                  J.C.C. HOMES, a California limited partnership

                                  By:      J.C.C. Capital Company, its
                                           General Partner

                                           --------------------------
                                           Gregory Delgado
                                           President

                             J.C.C. CAPITAL COMPANY
                            CERTIFICATE OF SECRETARY

                  I, _______________, Secretary of J.C.C. Capital Company, a California corporation ("Capital"), with reference to the Credit Agreement, dated as of July 31, 2001 (the "Credit Agreement"), among J.C.C. Homes, L.P., (the "JCC") each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), Swing Line Lender and L/C Issuer do hereby certify on behalf of Capital to the Administrative Agent as of the date hereof (terms used herein are used as defined in the Credit Agreement):

                           1. Capital is the general  partner of the JCC,  there
are no other partners or members of the JCC, and Capital will benefit by any credit now or hereafter extended by Administrative Agent to the JCC;

                           2.  Attached  hereto as Exhibit A is a true,  correct
and complete copy of Capital's Articles of Incorporation, together with any amendments thereto, as certified by the Secretary of State of the State of California on __________, 2001. Said Articles are in full force and effect on the date hereof and no amendment to said Articles has been approved by the Board of Directors or shareholders of Capital or filed with the Secretary of State of the State of California since ___________, 2001;

                           3.  Attached  hereto as Exhibit B is a true,  correct
and complete copy of the Bylaws of Capital as in effect on ____________, 2001 and on the date hereof;

                           4.  Attached  hereto as Exhibit C is a true,  correct
and complete copy of resolutions of the Board of Directors of Capital authorizing the transactions contemplated by the Credit Agreement, which resolutions have not been amended or modified and remain in full force and effect;

                           5. No resolution of dissolution  has been approved or
adopted by the shareholders or directors of Capital, nor has any meeting been called for such purpose, nor has any court or other Governmental Authority entered an order of dissolution, nor, to the best of our knowledge, has any certificate of dissolution been entered or proceeding commenced for such purpose; and

                           6. The following  person or persons have been and are
now duly elected and qualified officers of Capital, and on the date hereof do hold the office as set forth opposite his/her name below; the signatures appearing opposite their respective names are the true and authentic signatures of such officers and each of such officers is duly authorized to execute and deliver to the Administrative Agent and the Lenders the Credit Agreement and the other Loan Documents to which JCC is a party:

         Name                        Office                    Signature
         ----                        ------                    ---------


         Gregory Delgado             President                 _________________

         _______________             _________________         _________________





                  IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of July, 2001.



                                      By: ______________________________________

                                          ______________________________________
                                          Secretary

                  I, Gregory Delgado, President of J.C.C. Capital Company, a California corporation, do hereby certify on behalf of J.C.C. Capital Company that ______________ is on the date hereof and has been at all times since __________, ____, the duly elected or appointed, qualified and acting Secretary of the J.C.C. Capital Company, and the signature set forth above is the genuine signature of said officer.

                  IN WITNESS WHEREOF, I have executed this Certificate as of the 31st day of July, 2001.




                                      By: ______________________________________

                                          ______________________________________
                                          President, and Chief Executive Officer